UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material under §240.14a-12
JELD-WEN HOLDING, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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JELD-WEN PROXY STATEMENT 2026
March 12, 2026
DEAR FELLOW SHAREHOLDERS,
Thank you for your continued investment in JELD-WEN Holding, Inc.
Our senior leadership team, working closely with our Board of Directors, remains focused on strengthening the Company's foundation, building trust with our shareholders and positioning JELD-WEN to deliver its full financial potential.
Over the past year, JELD-WEN made meaningful progress strengthening the business in a challenging market environment. Persistent headwinds and continued price-cost pressures weighed on results, yet the organization remained disciplined and focused on safety, quality and on-time delivery. We took decisive actions to better align the business with market realities, reinforced operational rigor and enhanced execution, while keeping our customers at the center of our efforts. We continue to sharpen our focus on a values-based culture underpinned with safety, operational excellence and continuous improvement. As our long-term strategy evolves, we remain focused on improving profitability, strengthening cash generation and maintaining financial flexibility.
We continue to invest in leadership and capabilities critical to JELD-WEN’s success, including the appointment of Rachael
Elliott as Executive Vice President, North America. Enhancements to our senior leadership team have strengthened execution, reinforced our customer focus and supported key initiatives that improve quality, performance and customer experience.
As we look ahead, the senior leadership team with the support of the Board is focused on building a more resilient business and committed to creating sustainable, long-term value for all stakeholders.
On behalf of the Board of Directors and the senior leadership team, thank you for your continued confidence in and commitment to JELD-WEN.
Sincerely,
David G. Nord
Chair, Board of Directors
William J. Christensen
Chief Executive Officer

JELD-WEN PROXY STATEMENT 2026
JELD-WEN HOLDING, INC.
NOTICE OF 2026 ANNUAL
MEETING OF STOCKHOLDERS

Date: April 22, 2026	Time: 8:00 a.m. ET
Location:
www.virtualshareholdermeeting.com/JELD2026
To increase accessibility, our Board of Directors has determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At the virtual Annual Meeting, stockholders will be able to attend, vote and submit questions from any location via the Internet.

Record Date
February 23, 2026. Only stockholders of record of the Company’s common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting.

Items of Business
• Elect ten directors to our Board of Directors
• Approve an advisory resolution on the compensation of our named executive officers
•Ratify PricewaterhouseCoopers LLP as our independent auditor for 2026
•Approve the 2026 Omnibus Equity Plan
• Transact any other business as may properly come before the Annual Meeting

Proxy Materials
Attached to this meeting notice is our Proxy Statement, which includes further information about the
Annual Meeting and the items of business. Your vote is very important—you may vote on the Internet, by telephone or by completing and mailing a proxy card as explained in the attached Proxy Statement.

Admission to the Meeting	To attend our virtual Annual Meeting, you will need the 16-digit control number provided on your proxy card or voting instruction form.

Proxy Voting
Even if you plan to virtually attend the Annual Meeting, we encourage you to vote your shares by proxy prior to the meeting by Internet, telephone or mail. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described in the “Information about the Annual
Meeting and Voting” section in the attached Proxy Statement.

Access to Proxy Materials
Our Proxy Statement and Annual Report are available online at investors.jeld-wen.com.* We will mail to certain stockholders a notice of Internet availability of proxy materials, which contains instructions on how to access these materials and vote online. We expect to mail this notice and our proxy materials on or about March 12, 2026.

By Order of the Board of Directors,
James S. Hayes, Corporate Secretary
March 12, 2026
*Web links throughout the materials are provided for convenience only. Information from the Company’s website is not incorporated by reference.
IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS
This Notice of Meeting, 2026 Proxy Statement, Proxy Card and 2025 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2025, are available at www.proxyvote.com.

JELD-WEN PROXY STATEMENT 2026

1 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

2026 PROXY STATEMENT SUMMARY
This summary highlights information about JELD-WEN Holding, Inc. and the upcoming 2026 Annual Meeting of Stockholders
(the “Annual Meeting”). This summary does not contain all the information you should consider, and you should read the entire
Proxy Statement carefully before voting. Unless the context otherwise requires, all references in this Proxy Statement to
“JELD-WEN,” “Company,” “we,” “us” and “our” refer to JELD-WEN Holding, Inc. and its subsidiaries.
Our mailing address and principal executive office is 2645 Silver Crescent Drive, Charlotte, North Carolina 28273. Our website is located at investors.jeld-wen.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.
How to Vote Your Shares
If you were a stockholder of record as of February 23, 2026, you may cast your vote as outlined below. If you hold your shares in “street name,” you should follow the instructions provided by your bank or broker.

Internet (in advance of the Annual Meeting)	Phone	Mail	Internet (at the Annual Meeting)
Visit www.proxyvote.com and follow the instructions on your proxy card.	Call 1-800-690-6903 or the number on your proxy card or voting instruction form. You will need the 16-digit control number provided on your proxy card or voting instruction form.	Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre- addressed envelope.	See “Questions and Answers About the Annual Meeting—How can I virtually attend the Annual Meeting?” on page 76 for details on how to access the Annual Meeting.

PROPOSAL	VOTING RECOMMENDATION	PAGE REFERENCE

Proposal 1 Elect ten directors to our Board of Directors	"FOR"	15
Proposal 2 Approve an advisory resolution on the compensation of our named executive officers	"FOR"	58
Proposal 3 Ratify PricewaterhouseCoopers LLP as our independent auditor for 2026	"FOR"	61
Proposal 4 Approve the 2026 Omnibus Equity Plan	"FOR"	62

Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
that are subject to risks and uncertainties. You can identify forward-looking statements by words such as “believe,” “expect,” “anticipate,”
“intend,” “plan,” “aim,” “will,” “may,” “might,” “seek,” “should,” “could,” “would,” “likely,” “estimate,” “predict,” “potential,” “continue” or other similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including those contained in the Company’s Annual Report on Form 10-K and the Company’s other filings with the U.S. Securities and Exchange Commission.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.
We undertake no obligation to update or revise any forward-looking statements, except as required by law.

2 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Voting Matters and Board Recommendations
Proposal 1: Elect ten directors to our board of directors
We are asking our stockholders to elect the ten director nominees listed below.

DIRECTOR NOMINEE	AGE	DIRECTOR SINCE	INDEPENDENT	OTHER PUBLIC COMPANY BOARDS	COMMITTEES

William J. Christensen Chief Executive Officer	53	2022			None

Antonella B. Franzen Chief Financial Officer, Dupont	50	2024			Audit Committee Compensation Committee

Catherine A. Halligan Former CMO Walmart.com	62	2022			Audit Committee Compensation Committee (Chair)

Michael F. Hilton Former President and Chief Executive Officer of Nordson Corporation	71	2023			Compensation Committee Governance & Nominating Committee

Tracey I. Joubert Chief Financial Officer of Molson Coors Beverage Company	59	2021			Audit Committee (Chair) Compensation Committee

Cynthia G. Marshall Consultant and Former CEO, Dallas Mavericks	66	2021			Compensation Committee Governance & Nominating Committee

David G. Nord, Chair Former Executive Chairman and CEO of Hubbell Incorporated	68	2021			None

Bruce M. Taten Attorney and Private Investor	70	2014			Audit Committee Governance & Nominating Committee (Chair)

Roderick C. Wendt Managing Member of Spruce Street Ventures LLC	71	1985			None

Steven E. Wynne Private Investor	73	2012			Audit Committee Governance & Nominating Committee

3 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

BOARD SKILLS AND EXPERIENCE

CEOs and CFOs	Sustainability Experience

Public Company Board Experience	Human Capital Management

Financial Experience	IT / Cybersecurity

Business Development / M&A	Global Experience

Building Products Industry Experience	Regulatory / Government Relations

Marketing / E-commerce	Compliance
Board Composition
40%
Women
64
Average
Age
6 yrs
Average
Tenure
GENDER
AGE
YEARS

4 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Proposal 2: Advisory vote to approve the compensation of our named executive officers
We are asking our stockholders to approve, on a nonbinding, advisory basis, the compensation of our named executive officers (“NEOs”) as described in the “Compensation of Executive Officers” section of this Proxy Statement beginning on page
31.
EXECUTIVE COMPENSATION PRACTICES
During 2025, our Compensation Committee reviewed our compensation programs and practices to ensure alignment with our compensation philosophy.
Our compensation practices include:
•Base Salary and an Annual Management Incentive Plan
•Long-Term Equity Incentives
•Clawback Policy
•Stock Ownership Requirements
•Double-Trigger Vesting Upon a Change in Control
Our compensation practices do not include:
•Hedging or Pledging Stock
•Options Repricing
•Excessive Perquisites for Executives
•Tax Gross-Ups Including Excise Taxes in Connection with
a Change in Control
2025 EXECUTIVE COMPENSATION HIGHLIGHTS
Our compensation program is premised on a pay-for-performance philosophy and places a significant percentage of NEO compensation at risk. In 2025, we compensated our NEOs as follows:

Base Salary	A fixed, competitive component of compensation based on duties and responsibilities.	Page 34

Annual Management Incentive Plan	Designed to motivate achievement of short-term performance goals by linking a portion of NEO compensation to the achievement of our operating plan.	Page 35

Long-Term Incentive Plan	Designed to encourage performance that creates a strong pay-for-performance alignment of the Company’s compensation program and long-term stockholder value creation.	Page 39

The Board recommends that you vote FOR our “say-on-pay” proposal.
Proposal 3: Ratify the appointment of our independent auditor for 2026
We are asking our stockholders to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent auditor for 2026. Information on professional services performed and fees billed or to be billed by PwC for fiscal year 2025 are presented beginning on page 59 of this Proxy Statement.
The Board recommends that you vote FOR the ratification of PwC as our independent auditor for 2026.
Proposal 4: Approve the 2026 Omnibus Equity Plan
We are asking our stockholders to approve the JELD-WEN Holding, Inc. 2026 Omnibus Equity Plan (the “2026 Plan”).
The Board recommends that you vote FOR the 2026 Plan.

5 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Corporate Governance Highlights
Our Board of Directors (the “Board”) is committed to maintaining the highest standards of integrity and ethics and to the continuous improvement of our corporate governance principles and practices. The following are some highlights of our governance practices.

Board Governance and Independence

Director Resignation Policy for directors elected by less than a majority	Majority Independent Directors and fully independent board committees	Executive Sessions of independent directors at all Board and committee meetings

Governance Policies on clawback, anti-hedging and anti-pledging	Mandatory Retirement age limit for non-employee directors	Stock Ownership Requirements for directors and executives

Independent Chair with clear duties and responsibilities	Annual Self-Evaluations of Board and committees

Stockholder Rights

Stockholder Right to call meetings	Stockholder Right to act by written consent

Annual Elections of all directors	No Supermajority voting requirements
Sustainability Highlights
At JELD-WEN, sustainability is foundational to our business as we work to protect our planet and its resources. We reported progress on our sustainability goals in our 2024 Sustainability Report published in July 2025. We continue to pursue high standards for transparency and reporting, grounded in validated and robust external sources.

ONE OF AMERICA'S CLIMATE LEADERS	PARTNER OF THE YEAR	RECOGNIZED FOR COMMITMENT TO STAKEHOLDERS

The Company has been recognized on USA Today's 2025 list of America's Climate Leaders.	JELD-WEN of Canada received ENERGY STAR® Canada award for 2025 Partner of the Year in Windows and Doors.	JELD-WEN was recognized by Newsweek as one of America’s Most Trustworthy Companies.

6 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

CORPORATE GOVERNANCE AT JELD-WEN
Corporate Governance
We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. We regularly review and consider our corporate governance policies and practices, taking into account the U.S.
Securities and Exchange Commission’s (the “SEC”) corporate governance rules and regulations, the corporate governance standards of the New York Stock Exchange (the “NYSE”) and stockholder feedback.
We have adopted the JELD-WEN Holding, Inc. Board Guidelines on Corporate Governance Matters (the “Corporate
Governance Guidelines”), which provide a framework for the governance of the Company as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. Our Corporate Governance Guidelines address, among other things:
•The composition, structure and policies of the Board and its committees;
•Director qualification standards;
•Expectations and responsibilities of directors;
•Management succession planning;
•The annual evaluation of Board performance;
•The annual evaluation of CEO performance;
•Principles of Board compensation; and
•Communications with stockholders and independent directors.
Our Corporate Governance Guidelines further require that the Board, acting through the Governance and Nominating
Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, our Corporate Governance Guidelines require that each committee conduct an annual self-
evaluation to assess its compliance with the requirements of its charter and the Corporate Governance Guidelines, as well as ways in which committee processes and effectiveness may be enhanced.
Our Corporate Governance Guidelines are posted in the Governance section of our website at investors.jeld-wen.com. Our
Governance and Nominating Committee reviews the Corporate Governance Guidelines at least annually to help ensure that they effectively promote the best interests of both the Company and our stockholders and that they comply with all applicable laws, regulations and the corporate governance standards of the NYSE.

7 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Sustainability Vision
We believe a great company is one that associates want to work for, customers want to buy from and investors want to invest
in. Great companies are also driven by core values. As we strive to be recognized as a great company, we act with integrity, invest in people, inspire through innovation, deliver on our promises and improve every day. At JELD-WEN, it is our responsibility to be environmental stewards and provide sustainable and innovative solutions that benefit our customers, our communities and the planet. We communicate these values to associates worldwide and our values are integral to sustainable company performance and impact. Our ongoing commitment to sustainability is found throughout our Company – from the efficient use of recycled materials to building long-lasting, energy-saving products, from lean manufacturing to operating close to markets to minimize fuel consumption and greenhouse gas emissions.
We intend to deliver on our commitments while providing our associates a safe and inclusive place to work. In 2025, we published progress on our long-term sustainability goals.  To learn more about our sustainability goals and practices, see our
2024 Sustainability Report available at https://issuu.com/jeld-wen/docs/jeld-wen_2024_sustainability_report.
Sustainability Governance
BOARD OF DIRECTORS
The board of directors, through its committees, has oversight responsibility for ESG matters, including climate-related issues, and is committed to the Company's ESG vision, which benefits JELD-WEN's stakeholders.
GOVERNANCE AND NOMINATING COMMITTEE
The Governance and Nominating Committee has primary oversight of ESG matters at the
Board level, with other committees focused on specific components of our ESG initiatives.
OUR CEO AND OTHER EXECUTIVE SPONSORS
Executive leadership is responsible for implementing the JELD-WEN ESG vision with business leaders across our global footprint driving the Company's ESG efforts.
THE ESG TEAM
The ESG team manages the Company's ESG
initiatives and reports to our senior executives
on the Company's ESG progress.
THE ESG STEERING COMMITTEE
The ESG steering committee supports
the company's ongoing commitment to
ESG matters and ensures alignment with the
Company's business strategy.

8 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Stockholder Engagement
We are committed to effective corporate governance that is designed to promote the long-term interests of our stockholders.
We proactively engage with stockholders and other stakeholders throughout the year to learn more about their perspectives on significant issues, including Company performance and strategy, corporate governance and sustainability matters. This engagement helps us better understand stockholder priorities, gives us an opportunity to elaborate upon our initiatives and practices, and fosters constructive dialogue. Our senior management and investor relations teams maintain regular contact with a broad base of investors through quarterly earnings calls, investor conferences and roundtables, and individual meetings.
As appropriate, our directors may participate in investor meetings and calls. We take feedback and insights from our engagement with stockholders and other stakeholders into consideration as we review and evolve our practices and disclosures, and share this feedback with our Board, as appropriate.
ENGAGEMENT
TOPICS
•Financial Performance
•Business and Financial Strategy
•Corporate Governance and
other Sustainability Matters
PROACTIVE OUTREACH
To stockholders holding
over 50% of outstanding
shares
STRONG
CORPORATE
GOVERNANCE
INCLUDES
YEAR-ROUND
ENGAGEMENT
WHY WE ENGAGE
•Visibility and transparency into
the business
•Clear understanding of
interests and concerns
•Assess emerging issues,
inform decision making and
enhance corporate disclosures
HOW WE ENGAGE
•Individual Meetings
•Quarterly Earnings Calls
•Investor Conferences
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics is applicable to all of our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and associates. Our Code of Business Conduct is available in the
Governance section of our website at investors.jeld-wen.com. If we amend or waive certain provisions of the Code of Business
Conduct applicable to our principal executive officer, principal financial officer or principal accounting officer in a manner that requires disclosure under applicable SEC rules, we intend to disclose those actions on our website.
Board Composition and Refreshment
The Board seeks input from each of its directors at least annually, with respect to the current composition of the Board to reflect changes in the Company’s current and future business strategies. Our Board strives to have a good balance of experienced and new directors to ensure a diversity of viewpoints while also maintaining institutional knowledge at the Board level. Additionally, to promote thoughtful Board refreshment and to maintain a balanced mix of perspectives and experience, the Board has a mandatory retirement policy for non-employee directors as set forth in the Corporate Governance Guidelines.
Non-employee directors elected or appointed to the Board must retire at the annual meeting following their 75th birthday. In certain circumstances, the Board may waive this policy and will report the rationale for such waiver in the Company’s proxy materials.

9 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Board Leadership Structure
Strong independent leadership is essential for our Board to effectively perform its primary oversight functions. It is also important for the Board to retain flexibility to determine its leadership structure based on the particular composition of the
Board and the needs and opportunities of the Company. This allows the Board to choose the leadership structure that it believes will best serve the interests of the Company and our stockholders at any given time. The Corporate Governance
Guidelines provide the Board this flexibility.
In August 2022, the Board separated the roles of the CEO and Chair. The Board believes that a leadership structure that separates these roles is appropriate for the Company because it allows the CEO to focus on the Company’s strategic direction, providing day-to-day leadership and managing our business operations, while leveraging the experience, leadership and perspective of the Chair. The current leadership structure will allow the independent Chair to focus on governance of our
Board.
In addition to the duties of all directors, the Chair has the following responsibilities:
•presides at executive sessions of the independent directors and has the authority to call additional executive sessions or meetings of the independent directors;
•reviews and provides feedback on meeting agendas and approves meeting schedules for the Board to ensure that appropriate topics are being addressed and there is sufficient time allocated for discussion of agenda items;
•facilitates communication between the Board and members of senior management; and
•is available for consultation and direct communication with major stockholders, if requested.
Strategy and Risk Oversight
The Board is responsible for overseeing the Company’s business strategy, strategic planning and enterprise risk management program. While the Board and its committees oversee strategic planning, Company management is charged with developing and executing business strategy. To monitor performance against the Company’s strategic goals, the Board and its committees receive regular updates and actively engage in dialogue with our Company’s senior leaders. With respect to risk oversight, the
Board fulfills its responsibility both directly and through its standing committees, each of which assists the Board in overseeing a part of the Company’s overall risk management. Company management is charged with managing risk through robust internal processes and effective internal controls. At least annually, the Board reviews with management the strategic risks and opportunities facing the Company. Other important categories of risk as described below are assigned to designated Board committees, which report their activities to the full Board. The standing committees oversee the following risks:

COMMITTEE	PRIMARY AREAS OF RISK OVERSIGHT

Audit Committee	Risks related to major financial risk exposures, including cybersecurity; significant legal, regulatory and compliance issues; enterprise risk management and internal controls

Compensation Committee	Risks associated with compensation policies and practices, including incentive compensation and executive succession planning, and human capital management

Governance and Nominating Committee
Risks related to effectiveness of Board and director candidates; conflicts of interest and director independence; stockholder concerns; and sustainability matters, to the extent not reserved to another committee

The Audit Committee meets at least quarterly with our Chief Financial Officer, head of Internal Audit, General Counsel, Chief
Compliance Officer and our independent auditor to receive regular updates regarding management’s assessment of risk exposures, including liquidity, credit and operational risks such as data privacy and cybersecurity, and the processes in place to monitor such risks and review results of operations, financial reporting and assessments of internal controls over financial reporting.

10 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

The Compensation Committee meets at least quarterly to consider management’s assessment of human capital and compensation risks, monitor incentive and equity-based compensation plans and, at least annually, review the Company’s compensation programs to ensure they are appropriately aligned with the Company’s strategic direction and avoid incentivizing unnecessary or excessive risk taking.
The Governance and Nominating Committee meets at least quarterly to oversee risks related to overall corporate governance, including Board and committee composition and succession planning, director candidates and independence matters, and other matters of interest to stockholders and other stakeholders, including sustainability issues.
Our Board believes that the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.
Meetings of the Board and Its Committees
During 2025, the Board held thirteen meetings. All of the directors who served during 2025 attended at least 75% of the aggregate of the total meetings of the Board and its committees on which such director served during their respective tenures.
Directors are expected to make best efforts to attend all Board meetings, committee meetings of which they are a member and the annual meeting of stockholders. All of our directors attended the annual meeting of stockholders held in 2025.
Pursuant to our Corporate Governance Guidelines, our Board plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.
Executive Sessions of Independent Directors
Pursuant to our Corporate Governance Guidelines, to ensure free and open discussion and communication among the independent directors of the Board, the independent directors meet in executive session at all Board meetings with no members of senior management present. Our Chair presides at these executive sessions. Further, our Chair may call additional meetings of the independent directors as needed.
Communications with the Board
A stockholder or any interested party may submit a written communication to the Board or to the chairperson of any of the
Audit, Compensation, or Governance and Nominating Committees, or to the Chair of the Board, or the independent directors as a group, by addressing such communications to: Corporate Secretary, JELD-WEN Holding, Inc., 2645 Silver Crescent
Drive, Charlotte, North Carolina 28273. The Corporate Secretary will, as appropriate, forward such communication to our
Board or to any individual director, select directors or committee of our Board to whom the communication is directed. Such communications may be made confidentially or anonymously. Items that are unrelated to the duties and responsibilities of the
Board will not be forwarded, such as business solicitations or advertisements; product related inquiries; junk mail or mass mailings; or spam.
Committees of the Board
The Board has an Audit Committee, a Compensation Committee and a Governance and Nominating Committee, as described below. Each of these committees consists entirely of independent directors. Each of the Audit Committee, Compensation
Committee and Governance and Nominating Committee operates under a written charter approved by the Board, copies of which are available in the Governance section of our website at investors.jeld-wen.com.

11 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

The following table shows the membership of each committee of our Board as of March 12, 2026, and the number of meetings held by each committee during the fiscal year ended December 31, 2025.

DIRECTOR	AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE AND NOMINATING COMMITTEE

William J. Christensen

Antonella B. Franzen	✓	✓

Catherine A. Halligan	✓	Chair

Michael F. Hilton		✓	✓

Tracey I. Joubert	Chair	✓

Cynthia G. Marshall		✓	✓

David G. Nord

Bruce M. Taten	✓		Chair

Roderick C. Wendt

Steven E. Wynne	✓		✓

Number of Meetings in 2025	8	5	4

Audit Committee
The members of the Audit Committee are Tracey I. Joubert (Chair), Antonella B. Franzen,
Catherine A. Halligan, Bruce M. Taten and Steven E. Wynne. The Board has determined that (i) Mses. Joubert and Franzen and Messrs. Taten and Wynne each qualify as an
“audit committee financial expert” within the meaning of regulations adopted by the SEC and (ii) all members of the Audit Committee are financially literate and independent within the meaning of the NYSE listing standards and Rule 10A-3(b)(1) under the Securities
Exchange Act of 1934, as amended (the “Exchange Act”).
The Audit Committee oversees the Company’s accounting and financial reporting processes, internal controls and internal audit functions. The Audit Committee is responsible for the appointment of the Company’s independent auditor and reviews at least annually their qualifications and performance. The Audit Committee also reviews the scope of audit and non-audit assignments and related fees. The Audit Committee, on behalf of the Board, is responsible for overseeing the Company’s major financial risk exposures, including data protection, cybersecurity, business continuity and operational risks, the Company's enterprise risk management program and the steps management has taken to identify, assess, monitor, control, remediate and report such exposures. The
Audit Committee reviews with the Company’s General Counsel legal matters that could have a significant impact on the Company’s financial statements, and with the Chief
Compliance Officer regarding compliance with the Company’s Code of Business Conduct.
See the “Strategy and Risk Oversight” section for more details on the roles of the Board and its standing committees in the Company’s risk management process.
The charter of the Audit Committee permits the committee to delegate, in its discretion, its duties and responsibilities to one or more subcommittees as it deems appropriate.

Members: •Tracey I. Joubert (Chair) •Antonella B. Franzen •Catherine A. Halligan •Bruce M. Taten •Steven E. Wynne

Number of Meetings in 2025: 8

12 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Compensation Committee
The members of the Compensation Committee are Catherine A. Halligan (Chair),
Antonella B. Franzen, Michael F. Hilton, Tracey I. Joubert and Cynthia G. Marshall. All
members of the Compensation Committee are independent within the meaning of the
NYSE listing standards.
The principal responsibilities of the Compensation Committee are to review and approve matters involving executive compensation, recommend changes in employee benefit programs, authorize equity and other incentive arrangements and authorize the Company to enter into executive employment and other employee-related agreements.
The charter of the Compensation Committee permits the committee to delegate, in its discretion, its duties and responsibilities to a subcommittee of the Compensation
Committee as it deems appropriate and to the extent permitted by applicable law.

Members: •Catherine A. Halligan (Chair) •Antonella B. Franzen •Michael F. Hilton •Tracey I. Joubert •Cynthia G. Marshall

Number of Meetings in 2025: 5

Governance and Nominating Committee
The members of the Governance and Nominating Committee are Bruce M. Taten (Chair),
Michael F. Hilton, Cynthia G. Marshall and Steven E. Wynne. All members of the
Governance and Nominating Committee are independent within the meaning of the NYSE listing standards.
The Governance and Nominating Committee assists our Board in identifying qualified individuals with sufficiently diverse and independent backgrounds to serve on our Board.
The Governance and Nominating Committee makes recommendations to the Board concerning committee appointments, reviews related-party transactions, and oversees the annual evaluation of the Board and the committees of the Board. The Governance and
Nominating Committee assists the Board in overseeing enterprise risk by identifying, evaluating and monitoring sustainability trends, issues and risks.
The charter of the Governance and Nominating Committee permits the committee to, in its sole discretion, delegate its duties and responsibilities to one or more subcommittees as it deems appropriate.

Members: •Bruce M. Taten (Chair) •Michael F. Hilton •Cynthia G. Marshall •Steven E. Wynne

Number of Meetings in 2025: 4

Compensation Committee Interlocks and Insider Participation
None of our executive officers serve, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee. No interlocking relationship exists between any member of our Compensation
Committee and any executive, member of the board of directors or member of the compensation committee (or other committee performing equivalent functions) of any other company.

13 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Securities Trading and Disclosure Policy
The Company has adopted a Securities Trading and Disclosure Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. The policy prohibits all directors, executive officers and associates designated under the policy from engaging in short-term or speculative transactions involving Company securities, including the purchase or sale of financial instruments (including options, puts, calls, straddles, equity swaps or other derivative securities that are directly linked to Company stock) or other transactions (such as short sales) that are designed to, or that have the effect of, hedging or offsetting any decrease in the market value of Company stock. The
Securities Trading and Disclosure Policy was filed as Exhibit 19.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Likewise, the policy prohibits pledging of Company stock as collateral by directors and executive officers. No director or executive officer has pledged Company stock since the adoption of the policy in connection with the Company’s initial public offering (“IPO”) in 2017. At the time of the IPO, one director (Mr. Wendt) had an outstanding pledge of 220,000 shares securing a loan that had been in effect for several years. Because the pledge was entered into prior to the adoption of the policy and to avoid any hardship on Mr. Wendt that would have resulted from requiring him to eliminate the pledge, Mr. Wendt’s existing pledge at the time of the IPO was grandfathered in and that pledge remains outstanding. The Board reviews the policy from time to time, and in light of evolving corporate governance standards, in 2021 the Board updated the policy to remove the
Board’s ability to waive the policy for exceptional circumstances or any other reason.
Director and Executive Officer Stock Ownership Guidelines
Our directors, executive officers and certain other senior executives are required to maintain a minimum equity stake in the
Company. This policy reflects the Board’s belief that our directors and most senior executives should maintain a significant personal financial stake in JELD-WEN to promote long-term stockholder value. In addition, the policy helps align executive and stockholder interests, which reduces the incentive for excessive short-term risk taking. Our CEO and other executive officers are required to acquire and maintain ownership of shares of our common stock equal to a specified multiple of their base salary. The stock ownership requirement for our executive officers is shown in the table below.

Chief Executive Officer	6x annual base salary

Chief Financial Officer	3x annual base salary

Other Executive Officers	3x annual base salary

Other officers designated by the Board	1x annual base salary

Each executive officer must retain 50% of all net shares (post-tax) that vest until achieving their minimum stock ownership requirement. Our directors must obtain common stock or restricted stock units (“RSUs”) with a value equivalent to five times the annual cash retainer. In addition, our directors are required to retain ownership of the shares acquired until the stock ownership requirement is met and maintain such ownership.

14 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

BOARD OF DIRECTORS
Role of the Board of Directors
The Board oversees the management of the Company’s business and affairs. Stockholders elect the members of the Board to act on their behalf and to oversee their interests. Unless reserved to the stockholders under applicable law or our Bylaws, all corporate authority resides in the Board as the representative of the stockholders.
The Board selects and appoints executive officers to manage the day-to-day operations of the Company, while retaining ultimate oversight responsibilities. Together, the Board and management share an ongoing commitment to the highest standards of corporate governance and ethics. The Board reviews all aspects of our governance policies and practices, including our Corporate Governance Guidelines and the Company’s Code of Business Conduct, at least annually and makes changes as necessary. The Corporate Governance Guidelines and the Code of Business Conduct, along with all committee charters, are available in the Governance section of the Company’s website at investors.jeld-wen.com.
Director Selection Process
Skills and Qualifications
The Governance and Nominating Committee is responsible for identifying and reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board. The Governance and
Nominating Committee does not apply any specific minimum qualifications when considering director nominees. Instead, the
Governance and Nominating Committee considers all factors it deems appropriate, which may include, among others:
•ensuring that the Board as a whole has a balanced mix of perspectives and experience;
•the Board’s size and composition;
•the Corporate Governance Guidelines and any applicable laws;
•individual director performance, expertise, relevant business and financial experience, integrity and willingness to serve actively;
•the number of other public and private company boards on which a director candidate serves; and
•consideration of director nominees properly proposed by third parties with the legal right to nominate directors or by stockholders in accordance with our Bylaws and SEC rules.
The Governance and Nominating Committee monitors the mix of specific experience, qualifications and skills of the directors to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the
Company’s business and structure. Our Corporate Governance Guidelines set forth the minimum qualifications for Board members and specify that the Board consider a diversity of viewpoints, backgrounds and experience, including a consideration of gender, race, ethnicity and age. The Governance and Nominating Committee considers the composition of the Board as a whole and takes into account the range of perspectives that the directors bring to their work. Stockholders may also nominate directors for election at the Company’s annual stockholders meeting by following the provisions set forth in our Bylaws and
SEC rules, whose qualifications the Governance and Nominating Committee will consider and evaluate on a basis substantially similar to the basis on which it considers other nominees.

15 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

PROPOSAL 1:
ELECTION OF TEN DIRECTORS
The Board has nominated ten director nominees for election at the Annual
Meeting. The Governance and Nominating Committee evaluated and recommended the director nominees in accordance with its Charter and our
Corporate Governance Guidelines.

BOARD SKILLS AND EXPERIENCE	CHRISTENSEN	FRANZEN	HALLIGAN	HILTON	JOUBERT	MARSHALL	NORD	TATEN	WENDT	WYNNE

Current or Former CEO	•			•		•	•		•	•

Current or Former CFO		•			•		•

Public Company Board Experience			•	•		•	•	•		•

Business Development / M&A	•	•		•	•		•	•	•	•

Financial Experience	•	•		•	•	•	•	•	•	•

Global Experience	•	•	•	•	•	•	•	•	•	•

Building Products Industry Experience	•	•	•						•	•

Sustainability Experience						•		•

Compliance Experience		•		•	•	•		•		•

IT / Cybersecurity			•		•					•

Human Capital Management			•	•		•		•

Regulatory / Government Relations						•		•		•

Marketing / E-commerce	•		•						•

BOARD
AGE
INDEPENDENT
DIRECTORS' TENURE
GENDER
DIVERSITY
8
65 -75
60-64
<60
40%
Women
Average
Tenure
6
current or former
CEOs and CFOs
Years
Average
Age
64
YEARS
Mandatory
Retirement Age
75
YEARS
Female
Male
1- 5 Years
6 -10 Years

16 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Each director nominee must be elected by a plurality of the votes cast.
Based on the recommendation of the Governance and Nominating Committee, the Board has nominated the director nominees listed below for election as directors of the Company to serve a one-year term. All of the director nominees currently serve on the Board.

NAME	AGE	DIRECTOR SINCE	OCCUPATION

William J. Christensen	53	2022	Chief Executive Officer of the Company
Antonella B. Franzen	50	2024	Chief Financial Officer, DuPont
Catherine A. Halligan	62	2022	Corporate Director; Former Chief Marketing Officer, Walmart.com
Michael F. Hilton	71	2023	Corporate Director; Former President and CEO, Nordson Corporation
Tracey I. Joubert	59	2021	Chief Financial Officer, Molson Coors Beverage Company
Cynthia G. Marshall	66	2021	Consultant and Former CEO, Dallas Mavericks
David G. Nord	68	2021	Corporate Director; Former Executive Chairman and CEO, Hubbell Incorporated
Bruce M. Taten	70	2014	Attorney and Private Investor
Roderick C. Wendt	71	1985	Managing Member, Spruce Street Ventures LLC
Steven E. Wynne	73	2012	Private Investor

The Board has nominated ten directors for election at the Annual Meeting, to serve until the 2027 Annual Meeting of
Stockholders and until their respective successors have been elected and qualified.
The Board has nominated ten individuals who bring valuable and diverse skills, experiences and characteristics to the Board.
Their collective experience covers a wide range of industries across the globe. Our directors range in age from 50 to 73. Four of our director nominees are women, and eight are current or former CEOs or CFOs. Further, our Board has a good balance of tenured and newer directors, with an average tenure of six years among our independent directors.
The director nominees have consented to being named in this Proxy Statement and to serve as directors if elected at the
Annual Meeting. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling to serve between the date of the Proxy
Statement and the Annual Meeting, the Board may designate a new nominee, and the persons named as proxies will vote on that substitute nominee, or the Board may reduce the number of directors. Each director nominee must be elected by a plurality of the votes cast. If any of our director nominees receive less than the affirmative vote of the majority of shares voted, then in accordance with the mandatory resignation policy under the Corporate Governance Guidelines, those individuals must promptly tender their resignation from the Board.
The Board believes that each of the director nominees is well qualified to serve on the Board, and the backgrounds and qualifications of all the directors provide a complementary blend of experience, knowledge and abilities. See “The Board of
Directors—Members of the Board of Directors” for additional information on the business experience and qualifications of each of our director nominees.
Our Board unanimously recommends that you vote “FOR” the election of all ten director nominees.

17 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Members of the Board of Directors
The following sets forth, as of March 12, 2026, information about the business experience and qualifications of each nominee of the Company.

DIRECTOR SINCE
2022
PRINCIPAL
OCCUPATION
CEO, JELD-WEN
Holding, Inc.
AGE
53
BOARD COMMITTEES
■None
SKILLS AND
QUALIFICATIONS
■Current or Former
CEO
■Business
Development / M&A
■Financial Experience
■Global Experience
■Building Products
Industry Experience
■Marketing /
E-commerce
WILLIAM J. CHRISTENSEN

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Extensive international building products industry experience honed over two decades in senior executive roles in manufacturing, including as Executive Board Chair, Chief
Marketing Officer and CEO for REHAU AG, a Swiss-based global manufacturer, where he was responsible for the company’s Industrial and Automotive businesses, and as an executive board member and Head of International Sales for Geberit International AG, a
Swiss-based global plumbing manufacturer, where he managed non-European markets and led a major financial restructuring of North America operations of its Chicago Faucets
Company division. Mr. Christensen has also overseen JELD-WEN’s global transformation efforts, which have included the strategic evolution of the Company’s portfolio.
■Strong track record in marketing, sales, operations and global sourcing from leading global manufacturing companies and his executive roles comprising operations, finance, sales and marketing at public and private companies. During his tenure at REHAU AG, Mr.
Christensen led the turnaround of the Industries Division, which included portfolio simplification and the advancement of REHAU AG’s commitment to sustainability, for which the company received recognition as a top sustainability and climate leader worldwide. As
Chief Marketing Officer of REHAU AG, Mr. Christensen spearheaded new sales initiatives underpinned by customer relationship management platforms and drove profitable growth in the Americas region.
■Proven corporate transformation and M&A expertise, having presided over the $446 million divestiture of the Company’s Australasia business in 2023. While CEO at the
Industries Division of REHAU AG, Mr. Christensen led the sale of three non-core businesses, streamlining the company’s asset base. He also oversaw the recruitment of over 200 internal change pilots, the formation of a leadership coalition, aggregating input from individuals from across the company’s divisions, services and national subsidiaries, as well as a significant restructuring program for REHAU Automotive.

CAREER HIGHLIGHTS
■JELD-WEN Holding, Inc.
–CEO (2022 – present)
–Executive Vice President and President, Europe (2022 – 2022)
■REHAU AG
–Group Executive Board Chair and CEO, REHAU Industries (2018 – 2021)
–Chief Marketing Officer (2016 – 2018)
■innofund.vc, a venture capital investor focusing on equity financing in Swiss-based SaaS and consumer startups at the seed stage, President (2016 – 2022)
■AFG Arbonia-Forster-Holding AG, CEO (2014 – 2015)
■Geberit International AG
–Group Executive Board Member and Head of International Sales, Geberit Group (2009 –
2014)
–Head Marketing, Geberit Group (2007 – 2008)
–President and CEO, The Chicago Faucets Company, Geberit North America (2006 –
2007)
–Head Strategic Marketing, Geberit Group (2004 – 2005)

EDUCATION ■B.S. in economics from Rollins College ■M.B.A. from the University of Chicago Booth School of Business

18 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
2024
PRINCIPAL
OCCUPATION
Chief Financial Officer,
DuPont
AGE
50
BOARD COMMITTEES
■Audit
■Compensation
SKILLS AND
QUALIFICATIONS
■Current or Former
CFO
■Business
Development / M&A
■Financial Experience
■Global Experience
■Compliance
Experience
■Building Products
Industry Experience
ANTONELLA B. FRANZEN | Independent Director

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Significant experience in strategic transformation. As CFO of DuPont du Nemours, Inc., a $7 billion in revenue multinational industrial advanced solutions provider. Ms. Franzen was part of the team responsible for separating DuPont into two independent businesses -
Electronics (now Qnity Electronics, Inc.) and Industrial. Before that, Ms. Franzen assisted with Tyco International’s strategic merger with Johnson Controls International plc, a building products and smart, healthy and sustainable buildings company, resulting in a combined company with $32 billion in revenue.
■Corporate finance and accounting expert. Ms. Franzen leverages her experience as Chief
Financial Officer at DuPont and significant reporting experience from previous roles, including providing assurance advisory services to large multinational public companies in the industrial and pharmaceutical sectors at PricewaterhouseCoopers, and external reporting and investor relations at Tyco International, to provide valuable insight on JELD-WEN’s internal controls. She is also a Certified Public Accountant (inactive).
■Investor engagement experience, including managing internal and external communications through leadership changes at, and the major strategic merger of, Johnson
Controls and Tyco International, and before that, 10 years overseeing external reporting and investor relations for Tyco International.

CAREER HIGHLIGHTS
■DuPont du Nemours, Inc.
–Chief Financial Officer (2024 – present)
–Chief Financial Officer, Water & Protection (2022 – 2024)
■Johnson Controls International plc
–Vice President, Chief Investor Relations and Communications Officer (2018 – 2022)
–Vice President, Investor Relations (2016 – 2018)
■Tyco International plc
–Vice President, Investor Relations & Management Reporting and Corporate Finance
(2015 – 2016)
–Vice President, Investor Relations (2008 – 2015)
–Director, External Reporting (2004 – 2008)
■PricewaterhouseCoopers LLP, Manager, Assurance (1997 – 2004)

EDUCATION ■B.A. in accounting from The College of New Jersey

19 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
2022
PRINCIPAL
OCCUPATION
Corporate Director;
Former CMO,
Walmart.com
AGE
62
BOARD COMMITTEES
■Audit
■Compensation
(Chair)
SKILLS AND
QUALIFICATIONS
■Public Company
Board Experience
■Global Experience
■Building Products
Industry Experience
■IT / Cybersecurity
■Marketing /
E-commerce
■Human Capital
Management
CATHERINE A. HALLIGAN | Independent Director

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Corporate governance and human capital experience, having served in crucial boardroom roles, including compensation committee chairperson roles, at public companies both domestic and international, including Ulta Beauty, the largest specialty beauty retailer in the United States, and Ferguson Enterprises, North America's largest value-add distributor of essential water and air solutions. Ms. Halligan brings deep experience in management succession planning gained from overseeing successful CEO succession processes, including at Ulta Beauty. She also has broad corporate governance experience from serving on the nominating and governance committee of Driven Brands.
■Proven leader in digital transformation and e-commerce from more than 20 years of experience leading e-commerce, digital sales growth and transformation strategies for prominent retailers, including Walmart.com, a multinational retail company, where she was
Chief Marketing Officer and Vice President of Market Development, Global E-Commerce, Ms.
Halligan was responsible for the Walmart.com user experience, creative, and customer insights and analytics. She was also instrumental in advancing Walmart’s omnichannel e-
commerce strategy, resulting in increased traffic to Walmart.com as well as incremental sales related to online/offline purchase paths. Ms. Halligan’s perspective in e-commerce is further bolstered by experience advising business development software firms such as Narvar, a customer post-purchase experience platform, and PowerReviews, a business software development company, as well as luxury retailer Chanel, Inc., a luxury fashion brand, in marketing and digital strategy.
■Deep marketing and brand development experience. As Walmart.com’s Chief Marketing
Officer, Ms. Halligan increased brand preference and loyalty, and she also spearheaded Site to Store, an order online/pick-up-in-store service on a high-growth platform. Before that, she gained crucial experience in retail marketing from serving in senior-level marketing positions at Williams-Sonoma, Blue Nile and Gymboree, providing her valuable insight into JELD
WEN’s brand development.

CAREER HIGHLIGHTS
■Chanel, Inc., Advisor (2014 – 2023)
■Navar, Inc., Advisor (2013 – 2022)
■PowerReviews
–Advisor (2012)
–Senior Vice President of Sales and Marketing (2010 – 2012)
■Walmart
–Vice President of Market Development, Global E-Commerce (2009 – 2010)
–Chief Marketing Officer, Walmart.com (2007 – 2009)
–VP Product Management and Multi-Channel Integration (2006 – 2007)
–Strategic Advisor, Walmart.com (2005 – 2006)

OTHER PUBLIC COMPANY BOARD EXPERIENCE
■Driven Brands Holdings, Inc. (2020 – present)
■Ferguson Enterprises Inc. (formerly Ferguson plc) (2019 – present)
■Ulta Beauty, Inc. (2012 – present)
■FLIR Systems, Inc. (2014 – 2021)

EDUCATION ■B.A. in finance from Northern Illinois University

20 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
2023
PRINCIPAL
OCCUPATION
Corporate Director;
Former President and
CEO, Nordson
Corporation
AGE
71
BOARD COMMITTEES
■Compensation
■Governance and
Nominating
SKILLS AND
QUALIFICATIONS
■Current or Former
CEO
■Public Company
Board Experience
■Business
Development / M&A
■Financial Experience
■Global Experience
■Compliance
Experience
■Human Capital
Management
MICHAEL F. HILTON | Independent Director

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Innovative driver of strategic growth, including as CEO of Nordson Corporation, a multinational corporation specializing in precision technology solutions and engineering, where during his tenure he grew annual sales from $819 million to $2.3 billion and led over
30 transactions that expanded the company’s portfolio and established new product platforms in medical, test and inspection and flexible packaging.
■Deep business, operational and global manufacturing industry experience from over four decades in the manufacturing and chemicals industries in executive leadership roles. At
Air Products and Chemicals, Inc., a manufacturer of industrial gases, Mr. Hilton progressed through various roles of increasing responsibility, eventually rising to general manager of its
Electronics and Performance Materials segment, where he was responsible for the operations and running of the division on a multinational scale. Mr. Hilton’s familiarity with all aspects of running a business equip him to advise JELD-WEN on continuous improvement and help drive enterprise-wide operational enhancements.
■Significant boardroom and human capital experience gained from serving as a director on public company boards in the manufacturing industries, where Mr. Hilton has held crucial roles, including compensation committee chairperson for Ryder System, Inc., Regal Rexnord
Corporation and Lincoln Electric Holdings, Inc. As a compensation committee member, Mr.
Hilton has overseen management succession planning, including CEO transitions at Ryder
System and Lincoln Electric.

CAREER HIGHLIGHTS
■Nordson Corporation, President and CEO (2010 – 2019)
■Air Products and Chemicals, Inc.
–Senior Vice President & General Manager, Electronics and Performance Materials
segment (2007 – 2010)
–Various roles (1976 – 2007)

OTHER PUBLIC COMPANY BOARD EXPERIENCE ■Regal Rexnord Corporation (2019 – present) ■Lincoln Electric Holdings, Inc. (2015 – present) ■Ryder System, Inc. (2012 – present)

EDUCATION ■B.S. in chemical engineering and an M.B.A. from Lehigh University

21 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
2021
PRINCIPAL
OCCUPATION
CFO, Molson Coors
Beverage Company
AGE
59
BOARD COMMITTEES
■Audit (Chair)
■Compensation
SKILLS AND
QUALIFICATIONS
■Current or Former
CFO
■Business
Development / M&A
■Financial Experience
■Global Experience
■IT / Cybersecurity
■Compliance
Experience
TRACEY I. JOUBERT | Independent Director

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Risk management, corporate finance and accounting expertise from decades of experience in finance, accounting and financial planning and analysis, most recently as CFO of Molson Coors Beverage Company, a multinational drink and brewing company, as well as the Chair of the audit committee of JELD-WEN. As CFO, Ms. Joubert helped guide Molson
Coors’ 2019 revitalization plan, which involved a reinvestment of $150 million annually, among other efforts. Prior to rising to CFO at Molson Coors, she also served in various finance positions at South African Breweries Limited in Johannesburg, South Africa, and the
Sustainability Accounting Standards Board.
■Deep experience in M&A and acquisition integration, having overseen the acquisition of
Blue Run Spirits by Molson Coors in her capacity as CFO. Previously, as CFO of global beer brewing company MillerCoors, Ms. Joubert was part of the executive team that oversaw the sale of MillerCoors to Molson Coors in 2016, which subsequently more than doubled Molson
Coors’ revenue from $5.1 billion in 2015 to $13.5 billion in 2017.
■Leader in business transformation, including strong international experience driving progress on Molson Coors’ strategy to strengthen its core brands in its largest global markets, including the U.S., Canada, U.K. and Croatia, as well as advancing Molson Coors’
joint venture with D.G. Yuengling & Son Inc. for further regional reach within the United
States.

CAREER HIGHLIGHTS
■Molson Coors Beverage Company, CFO (2016 – present)
■MillerCoors
–Executive Vice President and CFO (2012 – 2016)
–Controller (2008 – 2012)
–Vice President, Finance, Planning & Analysis (2003 – 2012)
■Miller Brewing Company
–Vice President and Controller (2005 – 2008)
–Director Finance and Group Services (2003 – 2005)
■South African Breweries
–Financial Manager (2001 – 2003)
–Financial Services Manager (1998 – 2003)
–Financial Manager Technical Accounting (1998 – 2001)
■Barloworld Ltd, various finance and benefits roles (1992 – 1995)
■Salmac Stainless Steel, CFO (1995 – 1997)

OTHER PUBLIC COMPANY BOARD EXPERIENCE ■Cooper Tire & Rubber Company (2017 – 2021)

EDUCATION ■B.S. in commerce and accounting from the University of the Witwatersrand in Johannesburg

22 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
2021
PRINCIPAL
OCCUPATION
Consultant and Former
CEO, Dallas Mavericks
AGE
66
BOARD COMMITTEES
■Compensation
■Governance and
Nominating
SKILLS AND
QUALIFICATIONS
■Current or Former
CEO
■Public Company
Board Experience
■Financial Experience
■Global Experience
■Sustainability
Experience
■Compliance
Experience
■Human Capital
Management
■Regulatory /
Government
Relations
CYNTHIA G. MARSHALL | Independent Director

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Insightful leader with decades of senior executive experience. At AT&T, a multinational telecommunications company, Ms. Marshall was directly responsible for the company’s regulatory, legislative and community affairs activities in North Carolina. She is also credited with turning around the culture of the Dallas Mavericks, the professional basketball team, through transparency, trust and a values-based leadership style, as well as developing a compliance process and operations infrastructure, during her time as CEO. Ms. Marshall was named one of fifteen of the world’s most inspiring female leaders by Forbes in 2021.
■Expertise in corporate culture from her more than thirty years of experience implementing strategy for institutionalizing an inclusive culture, identifying and developing leaders, aligning employees with the company’s vision and priorities and overseeing employee engagement and skills transformation initiatives. Ms. Marshall’s efforts led to AT&T earning a top 3 ranking on DiversityInc’s (now Fair360) 2017 Top 50 list of companies and the Dallas Mavericks winning the NBA’s Inclusion Leadership Award in 2020 and 2022 for creating and executing programming that promotes inclusion and inclusive practices.
■Dedication to community development and impact reflected in her service as the Chair of the North Carolina State Chamber of Commerce and service on the board of Dallas CASA,
Dallas Regional Chamber, Texas Women’s Foundation, Texas 2036 and other non-profit boards. Additionally, in 2024, Ms. Marshall helped launch a new TV partnership in which approximately 10 million Texans can watch Dallas Mavericks games for free.

CAREER HIGHLIGHTS
■Dallas Mavericks
–Consultant (2025 – present)
–CEO (2018 – 2024)
■Marshalling Resources, Founder, President and CEO (2017 – present)
■The Dow Chemical Company, Chief Inclusion Officer (2017 – 2018)
■AT&T
–Senior Vice President, Human Resources and Chief Diversity Officer (2012 – 2017)
–President, AT&T North Carolina (2007 – 2012)

OTHER PUBLIC COMPANY BOARD EXPERIENCE ■BGSF, Inc. (2020 – 2025) ■Chime Financial, Inc. (2021 – present)

EDUCATION ■B.A. in business administration and B.A. in human resources management from the University of California-Berkeley ■Holds four honorary doctorate degrees

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PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
2021
PRINCIPAL
OCCUPATION
Corporate Director;
Former Executive
Chairman and CEO,
Hubbell Incorporated
AGE
68
BOARD COMMITTEES
■None
SKILLS AND
QUALIFICATIONS
■Current or Former
CEO
■Current or Former
CFO
■Public Company
Board Experience
■Business
Development / M&A
■Financial Experience
■Global Experience
DAVID G. NORD | Independent Board Chair

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Extensive experience in strategic M&A and corporate strategy through executive roles as CEO of Hubbell Incorporated, an international electrical and utility solutions company, where Mr. Nord oversaw and negotiated M&A transactions for decades, including Hubbell’s
$1.1 billion acquisition in 2018 of Aclara Technologies LLC to strengthen Hubbell’s leadership position in utility markets. As Hubbell’s CEO, Mr. Nord launched initiatives to consolidate the company’s manufacturing footprint and various internal reallocations and restructurings aimed at increasing manufacturing efficiency, and the company’s annual net sales increased from approximately $3.2 billion prior to his assuming office to approximately $4.6 billion in the last full financial year in which he served as CEO. These experiences give Mr. Nord sharp insight on the execution of JELD-WEN’s strategic initiatives.
■Financial oversight and operations acumen. Mr. Nord has significant experience with financial analysis, accounting and valuation matters, borne out by his experience as CFO, of
Hubbell, and prior to that, of Hamilton Sundstrand, as well as his current tenure as Chair of the audit committee of Ryder System, Inc., a logistics and transportation company.
■Deep understanding of corporate governance best practices and strategic decision-
making. Mr. Nord’s expertise is underpinned by his many years serving as Hubbell’s chairman and executive chairman, overseeing governance and board composition changes over a long tenure, as well as serving on the company’s executive and finance committees.
As Chairman and CEO, he oversaw Hubbell through its 2015 dual-class stock reclassification into a single-class structure.

CAREER HIGHLIGHTS
■Hubbell Incorporated
–Executive Chairman (2020 – 2021)
–CEO (2014 – 2020)
–Chairman (2014 – 2019)
–President (2012 – 2019)
–COO (2012)
–Senior VP and CFO (2005 – 2012)
■Hamilton Sundstrand, Vice President, Finance, and CFO (2003 – 2005)
■United Technologies, Vice President, Controller (2000 – 2003)

OTHER PUBLIC COMPANY BOARD EXPERIENCE ■Ryder System, Inc. (2018 – present) ■Hubbell Incorporated (2013 – 2021)

EDUCATION ■B.S. in business administration from the University of Hartford

24 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
2014
PRINCIPAL
OCCUPATION
Attorney
Private Investor
AGE
70
BOARD COMMITTEES
■Governance and
Nominating (Chair)
■Audit
SKILLS AND
QUALIFICATIONS
■Public Company
Board Experience
■Business
Development / M&A
■Financial Experience
■Global Experience
■Sustainability
Experience
■Compliance
Experience
■Human Capital
Management
■Regulatory /
Government
Relations
BRUCE M. TATEN | Independent Director

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Risk management and legal acumen honed over decades of experience in transactional, litigation, compliance and internal investigation matters, including as General Counsel at
Cooper Industries, plc, an electrical products manufacturer, and before that at Nabors
Industries, an oil and gas company. Coupled with his executive oversight, Mr. Taten’s skillset has contributed significantly to the Board’s oversight of corporate strategy and risk management in the competitive building products industry.
■Deep experience in mergers and acquisitions, corporate finance, tax and accounting from his experience as an attorney and previously as a C.P.A. with Peat Marwick Mitchell &
Co. (now KPMG). At Cooper Industries he oversaw the company’s $13 billion acquisition by
Eaton Corporation in 2012, as well as multiple other acquisitions over the course of his tenure as General Counsel at both Cooper Industries and Nabors Industries. Before that, Mr.
Taten also advised public companies on mergers and acquisitions in private practice at top law firms.
■Corporate governance expertise gained from serving as Chief Compliance Officer at multinational corporations, advising management and boards of directors on corporate governance issues and securities compliance, and assisting companies with their ESG programs. His experiences inform his perspectives and actions as Chair of the governance and nominating committee, which oversees ESG, and as a member, and former Chair, of the compensation committee, which oversees the Company’s human capital management strategy, including employee recruitment, retention and engagement. Additionally, Mr. Taten holds an FSA Credential from the Sustainability Accounting Standards Board.

CAREER HIGHLIGHTS
■Current practicing attorney, admitted to practice law in Texas and New York, and private investor (2015 – present)
■Cooper Industries, plc, Senior Vice President, General Counsel and Chief Compliance
Officer (2008 – 2012)
■Nabors Industries, Vice President and General Counsel (2003 – 2008)
■Simpson Thacher & Bartlett LLP and Sutherland Asbill & Brennan LLP
■Peat Marwick Mitchell & Co., C.P.A. (now known as KPMG)

OTHER PUBLIC COMPANY BOARD EXPERIENCE ■Aviat Networks, Inc. (2022 – present)

EDUCATION ■B.S. in Psychology from Georgetown University ■M.S. in Accounting from Georgetown University ■J.D. from Vanderbilt University

25 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
1985
PRINCIPAL
OCCUPATION
Managing Member,
Spruce Street Ventures,
LLC
AGE
71
BOARD COMMITTEES
■None
SKILLS AND
QUALIFICATIONS
■Current or Former
CEO
■Business
Development / M&A
■Financial Experience
■Global Experience
■Building Products
Industry Experience
■Marketing /
E-commerce
RODERICK C. WENDT

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Building products industry expert. Mr. Wendt started at JELD-WEN in 1980 and has built over four decades of experience at the Company in various legal, marketing, window manufacturing, and sales roles of increasing responsibility, culminating in his service as
President and CEO, later as Executive Chairman and CEO, and finally as Vice Chairman.
During his tenure, the Company expanded its operations and product offerings globally to
Europe and Australasia and launched an approximately $575 million initial public offering on the New York Stock Exchange in 2017.
■Proven leadership in corporate governance and strategic M&A, having overseen the
Company’s rapid growth through a series of strategic acquisitions of industry-leading companies both domestic and international, including: Dooria AS, Aneeta Window Systems,
Karona Inc., LaCantina Doors, TREND Windows & Doors, Breezway, Mattiovi Oy, Milliken
Millwork, Inc., the Kolder Group, the Domoferm Group of companies, American Building
Supply, Inc., and VPI Quality Windows, Inc. Mr. Wendt’s operational and financial acumen stems from his deep familiarity with all aspects of the Company’s business, risks and strategic initiatives.
■Strong commitment to community impact, enhanced by his service as a director of the
Portland Branch as the Federal Reserve Bank of San Francisco from 2009 until 2014, including serving as Chairman from 2013 to 2014, and serving as a member of the Economic
Advisory Council at the Federal Reserve Bank of San Francisco.

CAREER HIGHLIGHTS
■Spruce Street Ventures, LLC, Managing Member (2013 – present)
■JELD-WEN, Inc.
–Vice Chairman (2014 – 2023)
–Executive Chairman and CEO (2011 – 2013)
–President and CEO (1992 – 2011)
■Portland Branch at the Federal Reserve Bank of San Francisco
–Chairman (2013 – 2014)
–Director (2009 – 2014)

EDUCATION ■B.A. from Stanford University ■J.D. from Willamette University College of Law

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PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

DIRECTOR SINCE
2012
PRINCIPAL
OCCUPATION
Private Investor
AGE
73
BOARD COMMITTEES
■Audit
■Governance and
Nominating
SKILLS AND
QUALIFICATIONS
■Current or Former
CEO
■Public Company
Board Experience
■Business
Development / M&A
■Financial Experience
■Global Experience
■Building Products
Industry Experience
■Compliance
Experience
■IT / Cybersecurity
■Regulatory /
Government
Relations
STEVEN E. WYNNE | Independent Director

PROFESSIONAL EXPERTISE RELEVANT TO JELD-WEN’S BUSINESS AND STRATEGY
■Expertise in executive management, operations and strategic planning. Mr. Wynne has over three decades of experience successfully serving in senior executive capacities at several leading companies. As President and CEO of Adidas America, Inc. he has been credited with Adidas’ aggressive growth in sales, which climbed from approximately $400 million in 1995 to $1.7 billion in 2000, during which Mr. Wynne improved the company’s US market penetration and oversaw one of its most successful marketing campaigns in spite of heightened competition in the industry.
■Proven leadership in strategic M&A and corporate transformation, having overseen the sale of Fila USA and all global Fila operations during his tenure as CEO of Sports Brands
International Ltd. Mr. Wynne also assisted with Health Services Group’s 2013 acquisition of
Platinum Health Services, LLC, complementing Health Services Group’s existing operations and augmenting its performance. As CEO of eteamz.com, Mr. Wynne oversaw the complete transformation and transition of the company through its sale to Active.com in 2000.
■Extensive track record in corporate finance, audit, and corporate governance, with multiple years of experience on JELD-WEN’s audit and governance and nominating committees. He also previously served on the audit committees of Planar Systems and FLIR
Systems, Inc. (now Teledyne FLIR). Mr. Wynne’s perspective is enhanced by his extensive legal career in both private practice and as General Counsel at FLIR Systems.

CAREER HIGHLIGHTS
■Private Investor (2012 – present)
■Health Services Group (now Moda Health)
–Executive Vice President (2012 – 2023)
–Senior Vice President (2010 – 2011)
■JELD-WEN, Inc., Senior Vice President and Chief Marketing Officer (2011 – 2012)
■Sports Brands International Ltd., President and CEO (2004 – 2007)
■FLIR Systems, Inc., Acting Senior Vice President and General Counsel (2002 – 2003)
■eteamz.com, Chairman and CEO (2000 – 2001)
■Adidas America, Inc., President and CEO (1995 – 2000)

OTHER PUBLIC COMPANY BOARD EXPERIENCE ■FLIR Systems, Inc. (1999 – 2021)

EDUCATION ■B.A. from Willamette University ■J.D. from Willamette University College of Law

27 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Director Independence and Independence Determinations
Under our Corporate Governance Guidelines and the listing standards of the NYSE, a director is not independent unless our
Board affirmatively determines that the individual does not have a material relationship with us or any of our subsidiaries. Our
Corporate Governance Guidelines define independence in accordance with the independence definition in the current listing standards of the NYSE. Our Corporate Governance Guidelines require our Board to review the independence of all directors at least annually. In the event a director has a relationship with the Company that is relevant to their independence and is not addressed by the objective tests set forth in the NYSE independence definition, our Board will determine, considering all relevant facts and circumstances, whether such relationship is material.
Our Board affirmatively determined that Antonella B. Franzen, Catherine A. Halligan, Michael F. Hilton, Tracey I. Joubert,
Cynthia G. Marshall, David G. Nord, Bruce M. Taten and Steven E. Wynne are independent directors under the rules of the
NYSE and independent directors as such term is defined in Rule 10A-3(b)(1) under the Exchange Act.
Director Resignation Policy
Our Corporate Governance Guidelines require any incumbent non-employee director nominee who does not receive the affirmative vote of the majority of shares voted in connection with an uncontested election to tender their resignation from the
Board promptly following certification of the stockholder vote. The Governance and Nominating Committee will consider and recommend to the Board whether to accept the resignation. The Board will act on the recommendation and disclose publicly the results of its decision. Any director who tenders their offer of resignation under this policy will not participate in the deliberation or determination on whether to accept the resignation.
Director Compensation Structure
The Board approved a Non-Employee Director Compensation Policy that sets forth the compensation of our non-employee directors. The Governance and Nominating Committee reviews this policy on an annual basis, typically in conjunction with the annual meeting of stockholders, and recommends changes to the Board as it deems appropriate.
The following table describes the components of our non-employee directors’ compensation for 2025:

COMPENSATION ELEMENT	COMPENSATION AMOUNT

Annual Cash Retainer	$100,000

Annual Equity Retainer	$150,000 in RSUs that vest one year from the date of grant

Board and Committee Meeting Fees	None

Committee Chair Additional Cash Retainer*	$25,000 for the Audit Committee $18,000 for the Compensation Committee $15,000 for the Governance and Nominating Committee

Board Chair/Independent Lead Director Additional Cash Retainer	$180,000

Stock Ownership Requirement**	Ownership of common stock or RSUs equivalent to five times the annual cash retainer
*Committee chair retainer paid unless such position is held by the Chair of the Board.
**Given market volatility, the Company removed the five-year compliance period. However, directors are required to retain ownership of shares acquired until the stock ownership requirement is met and maintain compliance.
Annual Cash Retainer and Committee Chair Fees
Under the Non-Employee Director Compensation Policy, members of the Board who are our employees receive no additional compensation for their service on the Board. Mr. Christensen was the only employee director in 2025.

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PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Annual Equity Retainer
In 2025, eligible non-employee directors were entitled to an annual grant of $150,000 in RSUs under the JELD-WEN Holding,
Inc. 2017 Omnibus Equity Plan, as amended and restated April 24, 2025 (the "2017 Plan") which RSUs vest one year from the date of the grant, subject to continued service on the Board through the earlier of the vesting date or the end of the director’s term. Directors who are appointed during the year will be entitled to a pro-rated RSU award. In accordance with this policy, on
May 8, 2025, each of Messrs. Hilton, Nord, Taten, Wendt and Wynne and Mses. Franzen, Halligan, Joubert and Marshall
received a grant of 37,974 RSUs.
2025 Director Compensation
The following table provides summary information for the year ended December 31, 2025, relating to compensation paid to or accrued by us on behalf of our directors who served in this capacity during 2025. Pursuant to the Non-Employee Director
Compensation Policy approved by the Board, Mr. Christensen was an employee of the Company and consequently did not receive any compensation for serving as a director. Mr. Christensen’s compensation is reported in the Summary
Compensation Table and related compensation tables beginning on page 44.

DIRECTOR	FEES EARNED OR PAID IN CASH	STOCK AWARDS(1)	ALL OTHER COMPENSATION	TOTAL

William J. Christensen	—	—	—	—
Antonella B. Franzen	$100,000	$150,000	—	$250,000
Catherine A. Halligan	$118,000	$150,000	—	$268,000
Michael F. Hilton	$100,000	$150,000	—	$250,000
Tracey I. Joubert	$125,000	$150,000	—	$275,000
Cynthia G. Marshall	$100,000	$150,000	—	$250,000
David G. Nord	$280,000	$150,000	—	$430,000
Bruce M. Taten	$115,000	$150,000	—	$265,000
Roderick C. Wendt	$100,000	$150,000	—	$250,000
Steven E. Wynne	$100,000	$150,000	—	$250,000

(1)Reflects the grant date fair value of RSUs, calculated in accordance with FASB ASC Topic 718. For 2025, the calculation is described in Note 18 — Stock
Compensation in our audited financial statements for the year ended December 31, 2025 in our Annual Report on Form 10-K into which this Proxy Statement is incorporated by reference. As of December 31, 2025, each of Messrs. Hilton, Nord, Taten, Wendt and Wynne and Mses. Franzen, Halligan, Joubert and
Marshall had 37,974 RSUs outstanding.
Policy Regarding Certain Relationships and Related Party Transactions
Our Board has adopted a written policy providing that the Governance and Nominating Committee, or the Board upon the affirmative vote of a majority of the disinterested directors, will review and approve or ratify transactions in which we participate and in which a related party has or will have a direct or indirect material interest. Under this policy, the Governance and
Nominating Committee or the Board is to obtain all information it believes to be relevant to a review and approval or ratification of these transactions. After consideration of the relevant information, the Governance and Nominating Committee or the Board
is to approve only those related party transactions that it believes are in the best interests of the Company. In particular, our policy with respect to related party transactions requires our Governance and Nominating Committee or Board to consider the benefits to the Company; the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director has a position or relationship; the overall fairness of the transaction to both the Company and the related party; and any other matters the Governance and Nominating Committee or the Board

29 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

deems appropriate. A “related party” is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or, in each case, their immediate family members, any person sharing the household or any entity owned or controlled by any of the foregoing persons.
In 2025, we did not enter into any new related party transactions for the covered period in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We have not made payments to non-employee directors, other than the fees they are entitled as described in
“Director Compensation Structure” and reimbursement of expenses related to their services as a director. Compensation paid to Mr. Christensen is described in the “Summary Compensation Table.”
Security Ownership of Certain Beneficial Owners and Management
The following table shows the number of shares of our common stock beneficially owned (as of the close of business on
February 23, 2026) by each of our current directors and NEOs, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. The table also shows the number of shares of our common stock beneficially owned by each person known to us to beneficially own more than 5% of the outstanding shares of the Company.
Determinations as to the identity and holdings of 5% stockholders are based upon filings with the SEC and other publicly available information. Information with respect to beneficial ownership is based upon information known to us or furnished to us by each director or executive officer, and on information reported in Schedules 13D or 13G filed with the SEC, as the case may be.

	SHARES BENEFICIALLY OWNED

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENTAGE OF SHARES(1)

NEOs AND DIRECTORS
William J. Christensen (2)	597,735	*
Samantha L. Stoddard (3)	78,918	*
James S. Hayes (4)	125,278	*
Wendy A. Livingston (5)	72,377	*
Matthew C. Meier (6)	59,716	*
Antonella B. Franzen	8,509	*
Catherine A. Halligan	27,701	*
Michael F. Hilton (7)	13,505	*
Tracey I. Joubert	29,837	*
Cynthia G. Marshall	29,837	*
David G. Nord (8)	77,338	*
Bruce M. Taten	69,667	*
Roderick C. Wendt (9)	326,952	*
Steven E. Wynne (10)	94,870	*
All current executive officers and directors as a group (15 persons)	1,612,240	1.87%
5% BENEFICIAL OWNERS
BlackRock, Inc.(11)	6,905,980	8.1%

30 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

	SHARES BENEFICIALLY OWNED

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENTAGE OF SHARES(1)

The Vanguard Group, Inc. (12)	4,875,344	5.71%
Charles Schwab Investment Management, Inc. (13)	4,429,498	5.18%
Miller Value Partners, LLC (14)	4,353,593	5.1%
Turtle Creek Asset Management Inc. (15)	16,625,557	19.5%

*Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)The percentage of beneficial ownership of our NEOs and directors, and current executive officers and directors as a group, is based on 86,305,141 shares outstanding as of February 23, 2026.
(2)Includes 376,114 shares of common stock issuable upon the exercise of currently vested options, which the Company plans to settle in cash upon exercise.
(3)Includes  26,394 shares of common stock issuable upon the exercise of currently vested options, which the Company plans to settle in cash upon exercise.
(4)Includes  70,904 shares of common stock issuable upon the exercise of currently vested options, which the Company plans to settle in cash upon exercise.
(5)Includes  40,779 shares of common stock issuable upon the exercise of currently vested options, which the Company plans to settle in cash upon exercise.
(6)Includes  28,553 shares of common stock issuable upon the exercise of currently vested options, which the Company plans to settle in cash upon exercise.
(7)Includes 7,153 shares of vested restricted stock units deferred under the Company's Deferred Compensation Plan.
(8)Includes 40,000 shares of common stock held through the David G. Nord Revocable Trust and 33,005 shares of vested restricted stock units deferred under the Company's Deferred Compensation Plan. Mr. Nord has voting and investment control of shares held by the David G. Nord Revocable Trust, and therefore may be deemed to have beneficial ownership of such shares.
(9)Includes (i) 31,071 shares of common stock held in an investment retirement account (reflects the deduction of an administrative fee in the amount of 8 shares); (ii) 227,059 shares of common stock held through the RC Wendt Revocable Trust; and (iii) 26,400 shares of common stock held through the Roderick
Wendt GST Trust. Mr. Wendt is the sole trustee of the RC Wendt Revocable Trust and the Roderick Wendt GST Trust. Mr. Wendt has or shares voting and investment control of shares held by the RC Wendt Revocable Trust and the Roderick Wendt GST Trust, and therefore may be deemed to have beneficial ownership of such shares. Mr. Wendt is also the beneficiary of the RC Wendt Revocable Trust. Mr. Wendt, as trustee and beneficiary of the RC Wendt
Revocable Trust, has pledged 220,000 shares of common stock in the name of People’s Bank to secure a loan obligation.
(10)Includes 28,000 shares of common stock held in an investment retirement account.
(11)Based solely upon information contained in the Schedule 13G/A filed with the SEC on behalf of BlackRock, Inc. on April 23, 2025, BlackRock, Inc. and certain of its affiliates have sole voting power with respect to 6,761,883 shares and sole dispositive power with respect to 6,905,980 shares beneficially owned at
March 31, 2025. Their reported address is 50 Hudson Yards, New York, NY 10001.
(12)Based solely upon information contained in the Schedule 13G/A filed with the SEC on behalf of The Vanguard Group, Inc. (“Vanguard”) on July 29, 2025,
Vanguard and certain of its affiliates have shared voting power with respect to 187,365 shares, shared dispositive power with respect to 271,916 shares and sole dispositive power with respect to 4,603,428 shares beneficially owned at June 30, 2025. Their reported address is 100 Vanguard Blvd. Malvern, PA
19355.
(13)Based solely upon information contained in the Schedule 13G filed with the SEC on behalf of Charles Schwab Investment Management, Inc. (“Charles
Schwab”) on February 12, 2026, Charles Schwab and certain of its affiliates have sole voting power and sole dispositive power with respect to 4,429,498 shares beneficially owned at December 31, 2025. Their reported address is 9800 Schwab Way,Lone Tree, CO 80124.
(14)Based solely upon information contained in the Schedule 13G filed with the SEC on behalf of Miller Value Partners, LLC (“Miller Value”) on February 6, 2026,
Miller Value and certain of its affiliates have sole voting power and sole dispositive power with respect to 4,353,593 shares beneficially owned at December 31,
2025. Their reported address is 50 South Lemon Avenue, Suite 302, Sarasota, FL 34236.
(15)Based solely upon information contained in the Schedule 13G/A filed with the SEC on behalf of Turtle Creek Asset Management Inc. (“Turtle Creek”) on
August 14, 2025, Turtle Creek and certain of its affiliates have sole voting power and sole dispositive power with respect to 16,625,557 shares beneficially owned at June 30, 2025. Their reported address is Scotia Plaza, 40 King Street West, Suite 5100, Toronto, Ontario M5H 3Y2 Canada.
The amounts and percentages of our common stock beneficially owned are reported on the basis of rules of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within
60 days after February 23, 2026, including any shares of our common stock subject to an option that has vested or will vest within 60 days after February 23, 2026. More than one person may be deemed to be a beneficial owner of the same securities.
Unless otherwise indicated above, to our knowledge, all persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated above, the address for each person or entity listed above is c/o JELD-WEN Holding, Inc., 2645 Silver
Crescent Drive, Charlotte, North Carolina 28273.

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COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis (“CD&A”)
This CD&A provides information about our compensation philosophy and practices in place during 2025 and the material elements of compensation paid to, awarded to, or earned by our named executive officers (“NEOs”). Our NEOs for 2025 were the following:

NAME	TITLE

William J. Christensen	Chief Executive Officer

Samantha L. Stoddard	Executive Vice President and Chief Financial Officer

James S. Hayes	Executive Vice President, General Counsel & Corporate Secretary

Wendy A. Livingston	Executive Vice President, Chief Human Resources Officer

Matthew C. Meier	Executive Vice President, Chief Digital & Information Officer

Gustavo Vianna	Former Executive Vice President and President, Europe

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Section 1 – Compensation Objectives and Philosophy
The Compensation Committee (the “Committee”) believes that our executive compensation program should be structured to provide an attractive, dynamic and market-based total compensation package tied to performance and aligned with the interests of our stockholders. Accordingly, the Committee’s executive compensation philosophy is as follows:

Reward
Long-Term Growth
and Profitability:
Emphasizing executive
rewards for the
achievement of long-term
results aligns the interests
of our NEOs with those of
our stockholders, thereby
providing long-term
economic benefit to our
stockholders.

Hire and Retain
World-Class Talent:
Providing competitive
financial incentives in the
form of salary, bonus and
benefits, and long-term
equity awards allows us to
attract and retain talented
individuals in critical roles.

Pay for
Performance:
Placing a significant
portion of compensation
at-risk through inclusion of
performance-based
metrics incentivizes
NEOs, allowing flexibility
for compensation to reflect
each individual’s
contribution to overall
performance.

Avoid Incentivizing
Undue Risk:
Striking an appropriate
balance between short-
term and long-term
performance permits the
incorporation of risk-
mitigation design features
to discourage excessive
risk-taking.

TO ACHIEVE OUR OBJECTIVES, WE DELIVER EXECUTIVE COMPENSATION THROUGH
A COMBINATION OF THE FOLLOWING COMPONENTS:
Base
Salary
Annual
Cash Bonuses
Long-Term
Equity Awards
Employee
Benefits
Our executive compensation program includes base salaries and emphasizes incentive-based compensation. We use annual cash incentive compensation and long-term equity incentives to ensure a performance-based delivery of pay that aligns, as closely as possible, the rewards to our NEOs with the long-term interests of our stockholders, while providing a competitive opportunity and enhancing executive retention. Compensation of our NEOs is determined by the Committee, which considers feedback and recommendations from the CEO with respect to his direct reports, along with general feedback from the
Committee’s compensation consultant (described below).

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Pay Mix
The majority of target compensation for our NEOs, including the CEO, is at-risk, variable compensation, with a significant portion of such compensation being equity-based compensation. This reflects the principles of our compensation philosophy:
pay-for-performance through the use of at-risk variable pay, use of equity compensation to align executives’ interests with those of our stockholders, and encouragement of both appropriate outcomes and behaviors through the use of a mix of compensation elements. The following graphs set out the 2025 target total compensation elements for our CEO, Mr.
Christensen, and the average of our other NEOs at the Company on December 31, 2025:
86%
PERFORMANCE
BASED
68%
Long-Term
Incentive Plan
52%
Long-Term
Incentive Plan
71%
PERFORMANCE
BASED
(percentages do not
total due to rounding)
Incentive Compensation Clawback Policy
To promote the highest level of financial integrity and ethical behavior, and to discourage excessive risk-taking, our Committee adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”) allowing the Committee to recover any cash or equity incentive-based compensation (including time and performance-based equity awards) that is granted, earned or vested in the event of a restatement of our financial statements, in accordance with SEC rules and NYSE listing standards, or specific acts of improper conduct, such as fraud, willful misconduct and violations of our Code of Business Conduct. Our Clawback
Policy is available online at investors.jeld-wen.com.
Use of Compensation Consultant
The Committee directly engaged Pay Governance as its independent consultant to assist the Committee in fulfilling its responsibilities, including by providing advice, research and analysis regarding executive compensation trends and norms;
providing recommendations to the Committee regarding the composition of our peer group for purposes of compensation comparison; reviewing and analyzing peer group and industry information to assist with setting both specific elements of, and the total amount of, executive compensation; and advising on the structure and operation of the Company’s incentive compensation plans. Pay Governance reports directly to the Committee, and receives no compensation from the Company other than for its work in advising the Committee. The Committee analyzed any relationships that Pay Governance had with the Company, members of the Committee, executive officers and management, and concluded that, after consideration of the specific factors identified by the SEC and the NYSE that may affect the independence of compensation advisors, there were no independence or conflict-of-interest concerns related to Pay Governance.

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PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Peer Group
The Committee determines the appropriate level of both specific elements of and total compensation for our NEOs by considering numerous competitive, performance and other factors, including a comparison against a pre-selected peer group.
In consultation with Pay Governance, the Committee has identified a peer group to serve as a benchmark for determining the compensation of each of our NEOs. The Committee does not target compensation at a specific percentile within the peer or industry group. Instead, it reviews market data to understand how our NEOs’ total compensation compares to competitive norms.
The Committee in consultation with the compensation consultant and management determined an appropriate peer group for purposes of compensation comparison by considering published compensation survey data and companies that meet all or most of the following factors: they operate in a comparable industry, they have comparable revenue and market capitalization and they are likely competitors with us for executive talent. While the Committee reviews compensation data with a view to confirming that a given executive's compensation is competitive, it retains the discretion in setting an executive's compensation. The Committee considered each company individually, as well as the group as a whole, in determining a peer group appropriate for purposes of executive compensation comparison. Eleven of the eighteen companies included in the
Company’s peer group are in the building products industry, while the remaining seven are either peers of those eleven peers or in highly aligned products or sectors. The median revenue of the peer group is likewise aligned with the Company’s anticipated revenue. The Committee also considered the size of the peer group and determined that a robust peer group was desirable to mitigate potential year-over-year volatility in data.
For 2025, the Committee used the following peer group for purposes of executive compensation comparison:

American Woodmark Corporation (AMWD)	Mohawk Industries, Inc. (MHK)

A.O. Smith Corporation (AOS)	Newell Brands Inc. (NWL)

Allegion plc (ALLE)	Owens Corning (OC)

Fortune Brands Innovations, Inc. (FBIN)	Patrick Industries, Inc. (PATK)

Griffon Corporation (GFF)	Resideo Technologies, Inc. (REZI)

Lennox International, Inc. (LII)	Simpson Manufacturing Co., Inc. (SSD)

Martin Marietta Materials, Inc. (MLM)	Snap-on Incorporated (SNA)

Masco Corporation (MAS)	UFP Industries, Inc. (UFPI)

MasterBrand, Inc. (MBC)	Vulcan Materials Company (VMC)
2025 Say-On-Pay Advisory Vote
At our annual meeting of stockholders held in 2025, 95.03% of the votes cast on our say-on-pay proposal approved the compensation we paid to our executive officers. As a result of our strong stockholder support of our pay-for-performance compensation structure, among other considerations, the Committee decided not to implement any significant changes to our compensation programs in fiscal 2025.
95.03%
Approval
Section 2 – Compensation Program Design and Decisions
Base Salary
We believe it is important to pay our executives a competitive base salary. Each NEO is party to an employment agreement that provides for an annual base salary, which is subject to periodic review by the Committee. In establishing the initial base salary, we considered a number of factors, including market data for similar positions, as well as the duties and responsibilities of the position. NEOs do not receive automatic merit increases to their base salaries. Rather, the base salaries of our NEOs are reviewed annually by the Committee to determine whether an adjustment is appropriate. In making decisions regarding

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PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

salary adjustments, the Committee considers numerous factors, including the NEO’s performance, our financial results, the relative significance of the NEO’s business unit or function, the NEO’s past performance and potential for advancement, and comparable salaries paid to other executive officers with similar skills and experience in our peer group or industry.
The following table shows the 2025 annual base salary amounts for each of our NEOs:

NAME	2025 BASE SALARY

William J. Christensen	$1,100,000
Samantha L. Stoddard	$575,000
James S. Hayes	$515,000
Wendy A. Livingston	$500,000
Matthew C. Meier	$475,000
Gustavo Vianna	$550,000

Annual Cash Incentives under the Management Incentive Plan (“MIP”)
We believe it is important to motivate our NEOs to achieve performance goals by linking a portion of their annual cash compensation to the achievement of our Board-approved operating plan. Toward that end, we provide an annual cash incentive award opportunity to key members of management, including our NEOs, under the terms and conditions of the
Company’s MIP. The Committee establishes the target bonus opportunities and the Company performance goals for the MIP
(as described in greater detail below) in February of each year based on the Board-approved operating budget, and then these targets are communicated to the MIP participants.
Following the end of each fiscal year, the Committee reviews the Company’s actual financial and non-financial results relative to the established MIP performance goals and determines the level of performance achieved with respect to the Company performance goals for all MIP participants. The Committee considers the level of achievement of the Company performance goals as well as the achievement of the regional or individual performance goals applicable to each NEO. The Committee approves actual cash incentive payments for each NEO following such determinations.
Employment agreements with our NEOs establish minimum target MIP opportunities, and the Committee has discretion to assign target MIP opportunities above those levels. The Committee also establishes threshold and maximum MIP opportunities for each NEO. MIP payments are made based upon actual performance in the range between threshold and maximum achievement of performance goals. In addition, the following conditions apply:
•No payments under the MIP are made with respect to a particular performance goal if financial results are below the threshold performance level for the applicable performance goal.
•No payments under the Regional Performance Metrics (as defined below) are made if performance under the Company
Performance Metrics (as defined below) are below threshold performance levels.
•Actual bonus payments under the MIP are subject to upward or downward adjustment at the discretion of the Committee based upon its evaluation of an NEO’s individual achievements or contributions to performance of the functions within the individual’s areas of responsibility.
•Adjustments are permitted as deemed appropriate by the Committee to account for unanticipated or other significant events that warrant adjustment.

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PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

The Committee established the 2025 MIP opportunity for each of our NEOs, expressed as a percentage of base salary, as follows:

NAME	THRESHOLD	TARGET	MAXIMUM

William J. Christensen	47%	135%	270%
Samantha L. Stoddard	25%	70%	140%
James S. Hayes	21%	60%	120%
Wendy A. Livingston	21%	60%	120%
Matthew A. Meier	21%	60%	120%
Gustavo Vianna	21%	60%	120%

Company Performance Metrics
Pursuant to our MIP, the Committee established Company performance goals (the “Company Performance Metrics”) based on two financial measures under our 2025 operating plan (Adjusted EBITDA and Operating Cash Flow (“OCF”)) and a corporate scorecard with the following weightings:
For MIP purposes, the Committee uses Adjusted EBITDA as reported, excluding the impact of acquisitions and divestitures during the plan year, as may be further adjusted for discrete items at the Committee’s sole discretion. The Committee also uses Operating Cash Flow as reported, as may be further adjusted for discrete items at the Committee’s sole discretion in accordance with the terms of the MIP. The corporate scorecard consists of safety, quality and delivery metrics designed to reinforce a company-wide focus on improved service levels critical to the Company's short-term and long-term performance.
For 2025, the Company Performance Metrics apply to our executives with global functional responsibilities, including Messrs.
Christensen, Hayes, and Meier and Mses. Stoddard and Livingston.

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Regional Performance Metrics
The Committee determined that regional performance goals (“Regional Performance Metrics”) were appropriate for executives responsible for operations in a specific region, including Mr. Vianna for 2025. For 2025, in addition to the overall Company
Performance Metric, the Committee established the Regional Performance Metrics based on two regional measurements under our 2025 operating plan (Adjusted EBITDA and Operating Cash Flow (“OCF”)) and a regional scorecard focused on safety, quality and delivery metrics with the following weightings:
Company Performance
25%
Regional Performance
75%
For MIP purposes, the Committee uses OCF as reported for the region, as may be further adjusted for discrete items at the
Committee’s sole discretion in accordance with the terms of the MIP. The Committee also uses Adjusted EBITDA as reported for the region, excluding the impact of acquisitions and divestitures during the plan year, as may be further adjusted for discrete items at the Committee’s sole discretion.
2025 MIP Results
The 2025 MIP Company and Regional Performance Metrics established by the Committee, and applicable to our NEOs, are set forth in the table below.

		(AMOUNTS SHOWN IN MILLIONS, EXCEPT SCORECARD)

PERFORMANCE GOAL	WEIGHTING	THRESHOLD	TARGET	MAXIMUM

Company
Adjusted EBITDA	40%	$150	$250	$325
Operating Cash Flow	40%	($20)	$30	$80
Scorecard (1)	20%	Multiple quantitative and qualitative assessments of safety, quality and delivery
Regional – North America
Company Performance	25%		See above
Regional Adjusted EBITDA	27.5%	$140	$234	$304
Regional Operating Cash Flow	27.5%	$100	$140	$180
Scorecard (1)	20%	Multiple quantitative and qualitative assessments of safety, quality and delivery

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		(AMOUNTS SHOWN IN MILLIONS, EXCEPT SCORECARD)

PERFORMANCE GOAL	WEIGHTING	THRESHOLD	TARGET	MAXIMUM

Regional – Europe
Company Performance	25%		See above
Regional Adjusted EBITDA	27.5%	€44	€74	€96
Regional Operating Cash Flow	27.5%	€14	€34	€54
Scorecard (1)	20%	Multiple quantitative and qualitative assessments of safety, quality and delivery

(1)Scorecard consists of safety, quality and delivery metrics at the enterprise level and the North America and Europe operating segments with payout percentages of 50%, 100% and 200% for threshold performance, target performance and maximum performance, respectively.
The results of the Company’s 2025 financial performance were measured against these pre-established performance goals that were set in February 2025 after the completion of the Company’s annual operating plan and an examination of its underlying markets, customers, strategic initiatives and general economic outlook. For 2025, the Company’s Adjusted EBITDA was $118 million and OCF was ($4.9) million. The corporate scorecard consists of safety, quality and delivery metrics designed to reinforce a company-wide focus on improved service levels critical to the Company's short-term and long-term performance.
The Committee assessed progress in each of these areas and determined a target payout was earned  for the scorecard for
2025.  Based on these results, the Company Performance Metrics yielded a MIP payout of 42% of target. For North America, the Company reported $99.5 million in Adjusted EBITDA and $108.2 million in OCF. For Europe, the Company reported  €48.7 million in Adjusted EBITDA and €23.5 million in OCF. A target payout for the regional scorecard was earned by both regions.
Based on these results, the Regional Performance Metrics yielded a MIP payout of 40% of target for North America and 59%
for Europe.
The Committee awarded 2025 MIP bonuses to our NEOs as follows:

NAME	PAYMENT AMOUNT	PERCENTAGE OF TARGET

William J. Christensen	$621,473	42%
Samantha L. Stoddard	$168,446	42%
James S. Hayes	$129,317	42%
Wendy A. Livingston	$125,550	42%
Matthew C. Meier	$119,273	42%
Gustavo Vianna (1)	$373,446	100%

(1)Mr. Vianna passed away in December 2025.  Pursuant to Mr. Vianna's employment agreement, he was entitled to a target MIP payout in connection with termination upon death.

39 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Long-Term Incentive Plan
OMNIBUS EQUITY PLAN
In connection with our IPO in 2017, the Board adopted and our stockholders approved the 2017 Plan, which has been amended from time to time and will terminate in January 2027. Equity awards granted in connection with and following our IPO were made under the 2017 Plan. Under the 2017 Plan, the Committee has granted equity awards such as stock options and restricted stock units (“RSUs”) to eligible employees, and performance share units (“PSUs”) to our senior leaders, including our
NEOs. The Committee’s use of performance based, long-term equity awards is intended to encourage superior performance and align executives’ interests with those of stockholders, and it also takes into consideration competitive market data as well as the incentive for long-term growth and value creation in the Company’s overall pay-for-performance program. At the Annual
Meeting, we are asking stockholders to approve the 2026 Plan. For more information, refer to Proposal 4 in this Proxy
Statement.
STOCK OPTIONS
The Committee has utilized stock options as a component of executive compensation because they have value only if the
Company’s share price increases and, therefore, motivate our executives to drive sustained, long-term stockholder value creation. The Board has adopted a form of option award agreement under the 2017 Plan that generally provides for awards to vest ratably on each anniversary of the date of grant over the specified multi-year period (typically three years) following the date of grant and to have a strike price equal to the fair market value on the date of grant. It also provides for post-termination exercise periods; and for awards made after 2020, stock options continue to vest in the event of death or disability.  In the case of retirement, stock options awarded after 2023 are prorated for time actively employed. Upon a termination for “cause,” all options, vested or unvested, are immediately forfeited.
RESTRICTED STOCK UNITS
The Committee uses time-vesting RSUs as a component of executive compensation to align further our executives’ interests with those of stockholders. Because these awards typically vest after a specified period following the date of grant, they also incentivize our executives to remain in our employ. The Board has adopted a form of RSU award agreement under the 2017
Plan that generally provides for awards to vest ratably on each anniversary of the date of grant over a specified period
(typically three years) following the date of grant. All unvested RSUs continue to vest in the event of termination of employment due to death or disability. In the case of retirement, unvested RSUs for awards granted after 2023 are prorated for the time actively employed.
PERFORMANCE SHARE UNITS
Beginning in 2018, the Committee introduced PSUs as a component of executive compensation to ensure our executives’
incentives are tied directly to key drivers of stockholder value growth. PSUs also play a role in executive retention, as an NEO generally is required to remain employed through the applicable vesting date in order to receive the shares underlying the
PSUs. The Board has adopted a form of PSU award agreement under the 2017 Plan that generally provides for awards to cliff vest after a specified period (typically three years) following the date of grant, subject to the executive’s continued employment through the vesting date (or the opportunity to earn a pro rata portion of the award in the event of termination due to death, disability or retirement based upon actual performance). Participants will be eligible to earn a specified range ( 0-150% for fiscal years 2023 and 2024) of the PSU target award based on our actual performance with respect to selected metrics for the fiscal years specified in the grant. For PSU grants made in 2025, the potential payout range is 0-210% with the modifier for total stockholder return (“TSR”) relative to the Russell 3000 Index.

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PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

For the PSU awards granted in February 2023, the number of shares that vest is determined by performance against pre-set, three-year performance targets for Return on Invested Capital (“ROIC”) and TSR relative to the Russell 3000 Index, each weighted at 50%, with ROIC targets of 8.4%, 9.4% and 10.4% for threshold, target and maximum performance, respectively, and relative TSR targets of the 25th percentile, 50th percentile and 75th percentile for threshold, target and maximum performance, respectively. The Committee has the discretion to adjust the performance metrics to account for unanticipated or other significant events, including changes in the Company’s structure. The Company's performance for the three-year period was below threshold performance for ROIC and relative TSR.  As the pre-established performance metrics for the three-year performance period were not met, the PSU awards granted on February 14, 2023 did not vest. The target award and payout of the 2023 PSU awards are set forth below.

NAME	TARGET AWARD (# OF PSUs)	PAYOUT (# OF PSUs)

William J. Christensen	140,264	0
Samantha L. Stoddard (1)	—	0
James S. Hayes (2)	15,209	0
Wendy A. Livingston (3)	—	0
Matthew C. Meier (4)	—	0
Gustavo Vianna (5)	—	0

(1)Ms. Stoddard was promoted to EVP and Chief Financial Officer on July 1, 2024 and did not receive a 2023 PSU grant.
(2)Mr. Hayes was promoted to EVP, General Counsel & Corporate Secretary on June 1, 2023 and received a 2023 PSU grant on June 1, 2023.
(3)Ms. Livingston joined the Company in June 2023 and did not receive a 2023 PSU grant.
(4)Mr. Meier joined the Company in January 2024 and did not receive a 2023 PSU grant.
(5)Mr. Vianna joined the Company in January 2024 and did not receive a 2023 PSU grant.
ANNUAL LONG-TERM INCENTIVE EQUITY AWARDS
The Committee uses a mix of long-term incentive equity award vehicles, together with other elements of our executive compensation, to optimize the balance of long-term and short-term incentives and to avoid undue emphasis on any specific element of the incentive compensation program. Annually, the Committee grants long-term incentive equity awards (“LTIP
Awards”) to eligible employees and members of our executive team, including our NEOs. Through 2025, the Committee has issued LTIP Awards in the form of a combination of PSUs, RSUs and stock options to continue a strong pay-for-performance alignment of the Company’s compensation program with long-term interests of stockholders. In 2026, the Committee plans to grant a combination of PSUs and RSUs. In an effort to minimize the dilutive effect of the the 2017 Plan awards, in February
2026, all outstanding stock options granted to Messrs. Christensen, Hayes and Meier and Mses. Stoddard and Livingston were amended to include a tandem stock appreciation right component which will be settled solely in cash upon exercise and the
PSUs granted in 2024 to Messrs. Christensen, Hayes and Meier and Mses. Stoddard and Livingston were amended to provide that such PSUs, to the extent vested and earned, will be settled solely in cash.
The Committee awards equity based on a target value as a percentage of an executive’s base salary. Prior to the annual grant, the Committee sets a range of target equity values for our executives, including our NEOs. The Committee sets a target equity value (not a range) for the roles of chief executive officer and chief financial officer. Using its reasoned business judgment, the
Committee determines the executive’s final target equity value for the annual grant based on the executive’s scope of responsibility, individual evaluation of performance and potential, median market peer and compensation survey data provided by the Company’s compensation consultant and, in part, the recommendation of our CEO.

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PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

In February 2025, the Committee determined that the target equity value (based on the grant date fair value of the total award)
for our NEOs, except our CEO, should be issued using the following combination of awards: 33% stock options, 33% RSUs and 34% PSUs. The combination of 2025 equity awards for our CEO is the following: 50% PSUs, 25% RSUs and 25% stock options. Accordingly, the Committee approved 2025 LTIP Awards to our NEOs valued as set forth below.

NAME	STOCK OPTIONS(1)	RSUs(2)	PSUs(3)

William J. Christensen	$1,380,535	$138,532	$2,761,073
Samantha L. Stoddard	$379,520	$379,521	$391,016
James S. Hayes	$320,465	$320,461	$330,172
Wendy A. Livingston	$288,761	$288,758	$297,510
Matthew C. Meier	$234,975	$234,974	$242,091
Gustavo Vianna (4)	$330,027	$330,026	$340,030

(1)All stock options have a strike price of $9.05 (the closing price of our common stock on the date of grant), vest ratably on each of the first three anniversaries of the date of grant (February 11, 2025) and expire ten years from the date of grant. In February 2026, all outstanding stock options granted to Messrs.
Christensen, Hayes and Meier and Mses. Stoddard and Livingston were amended to include a tandem stock appreciation right component which will be settled solely in cash upon exercise. As a result, no shares will be issued pursuant to the exercise of these options.
(2)RSUs vest ratably on each of the first three anniversaries of the date of grant (February 11, 2025) subject to continued employment on each vesting date or as otherwise provided in the award agreement.
(3)Value of PSUs issued at target. PSUs cliff vest in a range of 0-210% of target (inclusive of the 10% relative TSR modifier) on February 11, 2027, which is the third anniversary of the date of grant subject to continued employment or as otherwise provided in the award agreement. The target value of PSUs does not match the amounts in the grant date accounting value columns of the Summary Compensation Table and the Grant of Plan-Based Awards Table because the grant date of those PSUs for SEC reporting purposes occurs when the performance goals are set. Since goals under our fiscal 2025-2027 PSUs are established annually within the first quarter of each fiscal year, the amounts in the “Stock Awards” column in the Summary Compensation Table and the “Grant
Date Fair Value of Stock and Option Awards” column in the Grants of Plan-Based Awards Table include those fiscal 2025-2027 PSUs related to the performance period for which the Committee has established performance goals (fiscal 2025 only).
(4)Mr. Vianna passed away in December 2025. His unvested equity awards will continue to vest in accordance with the terms of the respective award agreement.
In 2025, the Committee determined the 2025 PSUs for the three-year performance period including fiscal years 2025 through
2027 would be tied to performance against two financial metrics measured by three consecutive one-year periods, and could be modified up or down based on the Company's three-year relative TSR performance against the Russell 3000 Index.

FY2025-2027 PERFORMANCE MEASURES	WEIGHTING	RATIONALE

Three One-Year Net Trade Sales Goals	50%	Metric that focuses on top-line growth and enhanced shareholder returns
Three One-Year ROIC Goals	50%	Metric that focuses on the effectiveness of the use of capital in our operations
Three-Year relative TSR Modifier	10% to -10%	Metric used to focus on stock performance and strengthen alignment of interest of our executives and stockholders

42 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Final payout under the 2025 PSU awards will be determined following the end of the three-year performance period.

Target Number of PSUs				TSR Modifier (-10% - 10%)	=	Earned Number of PSUs (0-210%)
Three One-Year Results Payout %

	Fiscal 2025 Results (0%-200%)	Fiscal 2026 Results (0%-200%)	Fiscal 2027 Results (0%-200%)

Three-Year Performance Period of FY2025-2027
In February 2025, the Committee established the following one-year performance goals for 2025 for the two financial metrics as well as a three-year relative performance metric to further align executive compensation with shareholder value creation.
FY2025 - FY2027 Performance Targets

Weighting	Threshold 50%	Target 100%	Maximum 200%	Performance	Modifier

Fiscal 2025 Net Trade Sales(1)				TSR vs Russell 3000 Index
50%	$3,000M	$3,380M	$3,800M	At or Above 75th Percentile	+10%
Fiscal 2025 ROIC(1)				Between 75th Percentile and 25th Percentile	-5% to 5%
50%	4.4%	6.4%	8.4%	At or Below 25th Percentile	-10%
Fiscal 2026 Net Trade Sales(1)
TBD
Fiscal 2026 ROIC(1)
TBD
Fiscal 2027 Net Trade Sales(1)
TBD
Fiscal 2027 ROIC(1)
TBD

1.Results will be calculated based on a straight-line interpolation.

43 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Employee Benefits
Our NEOs generally participate in the same retirement program as other management employees assigned at their primary work location. NEOs based in the United States participate in the Company’s 401(k) Retirement Savings Plan (the “401(k)
Plan”), under which in 2025 the Company matched contributions up to 4% of the lesser of base salary and the annual statutory maximum dollar amount.
Our NEOs are also entitled to vacation and holiday pay in accordance with the terms of their respective employment agreements and otherwise on the same terms as other employees at their primary work location. In addition, our NEOs are eligible to participate in our medical, dental and other insurance programs in accordance with the terms and provisions of those programs in effect from time to time, and on substantially the same terms as those generally offered to other employees.
Perquisites
Consistent with our performance-oriented culture, we generally provide limited perquisites to NEOs, as included under the "All
Other Compensation" column in the "Summary Compensation Table." Certain NEOs received allowances for moving and relocation, as disclosed in the “Summary Compensation Table.”
Section 3 – Other Compensation Information
Compensation Risk Assessment
The Compensation Committee meets at least quarterly to consider management’s assessment of employee and compensation risks, to monitor incentive and equity-based compensation plans and, at least annually, to review the Company’s compensation programs to confirm they are appropriately aligned with the Company’s strategic objectives and do not incentivize unnecessary or excessive risk-taking. Based on that review, the Committee has determined that no practices or policies are likely to lead to excessive risk-taking or have a material adverse effect on the Company.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis. Based on its review and discussion with management, the Compensation Committee recommended to our Board that the Compensation
Discussion and Analysis be included in this Proxy Statement.
Catherine A. Halligan, Chair
Antonella B. Franzen
Michael F. Hilton
Tracey I. Joubert
Cynthia G. Marshall

44 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Section 4 – 2025 Compensation Tables
Summary Compensation Table
The following table sets forth the compensation paid to each NEO for services performed during the years ended December
31, 2023, 2024 and 2025.

NAME AND PRINCIPAL POSITION	YEAR	SALARY(1)	BONUS(2)	STOCK AWARDS(3)	OPTION AWARDS(4)	NON-EQUITY INCENTIVE PLAN COMPENSATION(5)	ALL OTHER COMPENSATION(7)	TOTAL

William J. Christensen Chief Executive Officer	2025	$1,060,784	—	$2,300,890	$2,284,066	$621,473	$16,130	$6,283,343
	2024	$1,005,769	—	$3,560,725	$1,101,995	—	$147,647	$5,816,136
	2023	$907,212	—	$1,700,000	—	$2,220,000	$953,073	$5,780,285

Samantha L. Stoddard EVP & Chief Financial Officer	2025	$548,862	—	$509,860	$627,907	$168,446	$14,000	$1,869,075
	2024	$465,096	—	$872,257	$106,029	—	$13,800	$1,457,182
	2023	—	—	—	—	—	—	—

James S. Hayes EVP, General Counsel & Corporate Secretary	2025	$515,000	—	$430,518	$530,203	$129,317	$14,000	$1,619,038
	2024	$512,115	—	$851,131	$395,992	—	$13,800	$1,773,038
	2023	$457,200	$70,000	$665,162	$199,993	$600,000	$13,200	$2,005,555

Wendy A. Livingston EVP, Chief Human Resources Officer	2025	$500,000	—	$387,928	$477,750	$125,550	$13,846	$1,505,074
	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—

Matthew C. Meier EVP, Chief Digital & Information Officer	2025	$475,000	—	$315,671	$388,761	$119,273	$403,549	$1,702,254
	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—

Gustavo Vianna Former EVP & President, Europe (6)	2025	$637,631	—	$443,370	$546,023	$373,446	$164,075	$2,164,545
	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—

(1)The amounts in the salary column represent the U.S. dollar value of salary paid to each NEO with respect to each year during which the individual was a NEO.
(2)Mr. Hayes received a discretionary bonus of $70,000 in March 2023 for his individual performance. Mr. Hayes was promoted to EVP, General Counsel &
Corporate Secretary on June 1, 2023.
(3)Reflects the grant date fair value of RSUs and PSUs at target payout, calculated in accordance with FASB ASC Topic 718. For 2025, the calculation is described in Note 18 — Stock Compensation in our audited financial statements for the year ended December 31, 2025, in our Annual Report on Form 10-K into which this Proxy Statement is incorporated by reference. Reflects one-third of 2025 PSUs granted at target as performance goals were set for fiscal year
2025 only. The value of the PSU awards that were considered granted in 2025 on the grant date under FASB ASC Topic 718 at maximum payout (i.e., 210% of target with the 10% relative TSR modifier) is as follows: Mr. Christensen ($1,741,217), Ms. Stoddard ($246,587), Mr. Hayes ($208,216), Ms. Livingston
($187,619), Mr. Meier ($152,670) and Mr. Vianna ($214,433). See “Grants of Plan-Based Awards” table below. Mr. Vianna passed away in December 2025. His unvested equity will continue to vest in accordance with the terms of their respective award agreements.
(4)Reflects the grant date fair value of stock options calculated in accordance with FASB ASC Topic 718. For 2025, the calculation is described in Note 18 —
Stock Compensation in our audited financial statements for the year ended December 31, 2025, in our Annual Report on Form 10-K into which this Proxy
Statement is incorporated by reference.
(5)The amounts reported in this column represent amounts paid pursuant to the Company’s MIP for the applicable year.
(6)Mr. Vianna's amounts are converted from the pound sterling (GBP) to United State dollars (USD) using the exchange rate on the close of business on
December 31, 2025 (1 GBP = 0.74288 USD). Mr. Vianna passed away in December 2025. His unvested equity awards will continue to vest in accordance with the terms of their respective award agreements.
(7)For 2025, the amounts in this column represent all other compensation not reported in any other column of the “Summary Compensation Table,” as reported in detail in the table below.

45 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

NAME	401(k) MATCH/ PENSION(a)	OTHER PERQUISITES(b)	TAX GROSS- UPS(c)	TOTAL

William J. Christensen	$14,000	$1,200	$930	$16,130
Samantha L. Stoddard	$14,000	—	—	$14,000
James S. Hayes	$14,000	—	—	$14,000
Wendy A. Livingston	$13,846	—	—	$13,846
Matthew C. Meier	$13,154	$356,478	$33,917	$403,549
Gustavo Vianna (d)	$8,077	$131,869	$24,129	$164,075

(a)Amounts listed are employer matching contributions for 2025 to the 401(k) Plan.
(b)For Mr. Meier, includes moving and relocation allowance. For Mr. Christensen includes tax preparation services. For Mr. Vianna, includes car allowance
($16,153), social security contributions ($99,534) and tax preparation services ($16,182).
(c)The tax gross-up amount for Mr. Meier is related to moving and relocation.  Mr. Christensen's tax gross-up amount is related to tax preparation services.
(d)Mr. Vianna's amounts are converted from the GBP to USD using the exchange rate on the close of business on December 31, 2025 (1 GBP = 0.74288 USD).

46 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Grants of Plan-Based Awards
The following table summarizes the awards granted to each of our NEOs during the year ended December 31, 2025.

			ESTIMATED POSSIBLE PAYOUTS UNDER NON- EQUITY INCENTIVE PLAN AWARDS(2)			ESTIMATED POSSIBLE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS	EXERCISE OR BASE PRICE OF OPTION AWARDS (PER SHARE)	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(4)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(5)
NAME	AWARD TYPE(1)	GRANT DATE	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM

William J. Christensen	MIP		$657,800	$1,430,000	$2,860,000
	NSO	02/11/25							252,383	$9.05		$1,380,535
	PSU	02/11/25				48,593	97,186	194,372				$920,351
	RSU	02/11/25									152,545	$1,380,532

Samantha L. Stoddard	MIP		$100,625	$402,500	$805,000
	NSO	02/11/25							69,382	$9.05		$379,520
	PSU	02/11/25				6,882	13,763	27,526				$130,336
	RSU	02/11/25									41,936	$379,521

James S. Hayes	MIP		$64,890	$309,000	$618,000
	NSO	02/11/25							58,586	$9.05		$320,465
	PSU	02/11/25				5,811	11,621	23,242				$110,051
	RSU	02/11/25									35,410	$320,461

Wendy A. Livingston	MIP		$63,000	$300,000	$600,000
	NSO	02/11/25							52,790	$9.05		$288,761
	PSU	02/11/25				5,236	10,472	20,944				$99,170
	RSU	02/11/25									31,907	$288,758

Matthew C. Meier	MIP		$59,850	$285,000	$570,000
	NSO	02/11/25							42,957	$9.05		$234,975
	PSU	02/11/25				4,261	8,521	17,042				$80,694
	RSU	02/11/25									25,964	$234,974

Gustavo Vianna (6)	MIP		$69,300	$330,000	$660,000
	NSO	02/11/25							60,334	$9.05		$330,027
	PSU	02/11/25				5,984	11,968	23,936				$113,337
	RSU	02/11/25									36,467	$330,026

(1)Awards labeled as “MIP” are granted pursuant to the Company’s MIP. All other awards listed in this column are granted pursuant to the 2017 Plan.
(2)Reflects potential payouts under the 2025 MIP as reported above in the “Summary Compensation Table.”
(3)These columns represent the threshold, target and maximum potential payouts pursuant to the PSUs granted in 2025, which are scheduled to vest, upon the certification of the achievement of the predetermined performance metrics, on the third anniversary of the date of grant.
(4)Represents RSUs granted to each NEO, all of which are scheduled to vest ratably on each of the first three anniversaries of the date of grant.
(5)The amounts reflect the grant date fair values for stock options, RSUs and PSUs computed in accordance with FASB ASC Topic 718. Values for PSUs reflect the fair value of the shares on the date of grant based on the probable outcome of performance conditions (consistent with FASB ASC Topic 718). Reflects one-third of PSUs granted at target as performance goals were set for fiscal year 2025 only. In February 2026, all outstanding stock options granted to Messrs.
Christensen, Hayes and Meier and Mses. Stoddard and Livingston were amended to include a tandem stock appreciation right component which will be settled solely in cash upon exercise. As a result, no shares will be issued pursuant to the exercise of these options.
(6)Mr. Vianna passed away in December 2025. His unvested equity awards will continue to vest in accordance with the terms of their respective award agreements.

47 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of securities underlying the equity awards held by each of our NEOs as of
December 31, 2025.

		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (1)	OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4)	EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3)

William J. Christensen	12/15/22	224,077		$9.89	12/15/32
	02/14/23							70,132	$172,525
	02/06/24	33,955	68,939	$18.52	02/06/34
	02/06/24							59,794	$147,093
	02/06/24					39,868	$98,075
	02/11/25		252,383	$9.05	02/11/35
	02/11/25							48,593	$119,539
	02/11/25					152,545	$375,261

Samantha L. Stoddard	02/14/23					8,501	$20,912
	02/14/23					5,000	$12,300
	02/06/24							7,868	$19,355
	02/06/24					10,491	$25,808
	07/01/24	3,267	6,633	$12.97	07/01/34
	07/01/24							5,100	$12,546
	07/01/24					6,633	$16,317
	02/11/25		69,382	$9.05	02/11/35
	02/11/25							6,882	$16,930
	02/11/25					41,936	$103,163

James S. Hayes	02/25/19	5,003		$20.96	02/25/29
	02/11/20	4,206		$24.54	02/11/30
	02/14/23					5,000	$12,300
	02/14/23					8,501	$20,912
	06/01/23	17,765	9,152	$13.15	06/01/33
	06/01/23							7,605	$18,708
	02/06/24	12,201	24,773	$18.52	02/06/34
	02/06/24							11,069	$27,230
	02/06/24					14,326	$35,242
	02/11/25		58,586	$9.05	02/11/35
	02/11/25							5,811	$14,295
	02/11/25					35,410	$87,109

48 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (1)	OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4)	EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3)

Wendy A. Livingston	06/27/23					10,000	$24,600
	02/06/24	11,591	23,535	$18.52	02/06/34
	02/06/24							10,515	$25,867
	02/06/24					13,610	$33,481
	02/11/25		52,790	$9.05	02/11/35
	02/11/25							5,236	$12,881
	02/11/25					31,907	$78,491

Matthew C. Meier	02/06/24	7,117	14,451	$18.52	02/06/34
	02/06/24							6,457	$15,884
	02/06/24					8,357	$20,558
	02/11/25		42,957	$9.05	02/11/35
	02/11/25							4,261	$10,482
	02/11/25					25,964	$63,871
Gustavo Vianna (5)	02/06/24	10,167	20,645	$18.52	02/06/34
	02/06/24							9,224	$22,691
	02/06/24					11,939	$29,370
	02/11/25		60,334	$9.05	02/11/35
	02/11/25							5,984	$14,721
	02/11/25					36,467	$89,709

(1)The amounts in this column represent the total number of options not vested as of December 31, 2025. The options generally vest one-third annually from date of grant. In February 2026, all outstanding stock options granted to Messrs. Christensen, Hayes and Meier and Mses. Stoddard and Livingston were amended to include a tandem stock appreciation right component which will be settled solely in cash upon exercise. As a result, no shares will be issued pursuant to the exercise of these options.
(2)The amounts in this column represent the total number of RSUs not vested as of December 31, 2025. The RSUs generally vest one-third annually from the date of grant. However, one of Mr. Hayes' 2023 RSU grants and one of Ms. Stoddard's 2023 RSU grants vested 50% on February 14, 2025 with the remaining
50% to vest on February 14, 2026.
(3)Based on the per share closing market price of our common stock on December 31, 2025 of $2.46.
(4)The amounts in this column represent the number of PSUs, which were not vested as of December 31, 2025, for the performance periods 2023 through 2025
(for awards granted in 2023), 2024 through 2026 (for awards granted in 2024) and 2025 through 2027 (for awards granted in 2025) based on the achievement of threshold performance. See footnote 3 to Summary Compensation Table regarding PSUs granted in 2025. In February 2026, the PSUs granted in 2024 to
Messrs. Christensen, Hayes and Meier and Mses. Stoddard and Livingston were amended to provide that such PSUs, to the extent vested and earned, would be settled solely in cash. As a result, no shares will be issued pursuant to those awards.
(5)Mr. Vianna passed away in December 2025. His unvested equity awards will continue to vest in accordance with the terms of their respective award agreements.

49 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Option Exercises and Stock Vested
The following table lists the stock awards vested for each of the NEOs during the year ended December 31, 2025. None of the
NEOs exercised options during the year ended December 31, 2025.

	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)(2)

William J. Christensen	97,132	$487,283
Samantha L. Stoddard	38,503	$274,305
James S. Hayes	23,162	$203,030
Wendy A. Livingston	16,409	$96,139
Matthew C. Meier	4,116	$35,850
Gustavo Vianna	5,879	$51,206

(1)Represents the vesting of PSUs and RSUs.
(2)For PSUs, calculated by multiply the number of units vested by the closing price of our common stock on the grant date, as approved by the Compensation
Committee. For RSUs, calculated by multiplying the number of units vested by the closing price of our common stock on the vesting date.
Employment Agreements
The Company entered into employment agreements (the “NEO Employment Agreements”) with each of our NEOs. The NEO
Employment Agreements generally provide for indefinite employment terms that are terminable by either party as provided therein and specify a minimum salary, target incentive compensation, as well as other benefits and perquisites. They also contain restrictive covenants that, among other things, limit the executive’s ability to engage in competitive activity with the
Company, or to solicit customers or employees of the Company, within a specified period following the individual’s termination of employment. The NEO Employment Agreements also provide for certain payments and benefits following certain termination events, as described in greater detail below under the heading “Potential Payments upon Termination or Change in
Control.”

50 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Deferred Compensation for 2025
The following table provides information regarding contributions, earnings and balances for our NEOs under our Deferred
Compensation Plan (as defined below).

NAME	AGGREGATE BALANCE AS OF 12/31/24 ($)	EXECUTIVE CONTRIBUTIONS IN 2025 ($)(1)	AGGREGATE EARNINGS IN 2025 ($)(2)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS IN 2025 ($)	AGGREGATE BALANCE AS OF 12/31/25 ($)

William J. Christensen	$1,370,160	$3,942	$232,957	—	$1,607,059
Samantha L. Stoddard	—	—	—	—	—
James S. Hayes	—	—	—	—	—
Wendy A. Livingston	—	—	—	—	—
Matthew C. Meier	—	—	—	—	—
Gustavo Vianna	—	—	—	—	—

(1)Executive contributions are reflected in the Salary column of the “Summary Compensation Table” as described above.
(2)Aggregate earnings are not reflected in the “Summary Compensation Table” for 2025 and were not reflected for prior years.
Deferred Compensation Plan
The JELD-WEN Deferred Compensation Plan (the “Deferred Compensation Plan”), effective April 1, 2022, as amended and restated effective January 1, 2024, is an unfunded non-qualified deferred compensation plan that permits eligible executives and directors to defer a portion of their compensation to a future time. Eligible employees may elect to defer up to 80% of their base salary and up to 100% of their bonus, MIP, RSUs and PSUs. Eligible directors may defer up to 100% of their director fees or RSUs under the Deferred Compensation Plan. A participant’s contributions to the Deferred Compensation Plan are fully vested (other than equity deferrals which remain subject to the vesting terms of the applicable equity award). Amounts deferred under the Deferred Compensation Plan are invested in investment funds selected by the participant. Participants are entitled to receive benefits in their accounts upon separation of service or upon a specified date, with cash deferrals payable as a single lump sum or in up to ten annual installments, and equity deferrals payable as a single lump sum only. Although the
Company is permitted to make contributions to a participant’s account, the Company has not elected to do so.
Potential Payments upon Termination or Change in Control
Each of our NEOs is entitled to certain payments and benefits following a termination of employment in certain circumstances.
These potential benefits are summarized below and reflect obligations pursuant to the NEO Employment Agreements in effect on December 31, 2025.
Termination for Cause of Voluntary Resignation Without Good Reason
Upon a termination by the Company for cause (as defined in the relevant agreement or as determined in accordance with the applicable equity plan) or due to a voluntary resignation without good reason (as defined in the relevant agreement), no severance benefits are payable to the NEO. The NEO would forfeit the right to receive an annual bonus under the MIP in the year of termination but would be paid for any bonus earned in the prior fiscal year if such bonus had not yet been paid prior to the date of termination.

51 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Stock options, RSUs and PSUs are treated in accordance with the award agreements pursuant to which they were granted, which typically provide that all unvested stock options, RSUs and PSUs are immediately forfeited, and vested stock options remain exercisable for the 90-day period following termination (other than following a termination for cause, in which case vested stock options are forfeited upon employment termination).
Termination Due to Death or Disability or Retirement
Except as described below, upon a termination due to death or disability, the NEO will receive salary through the date of death or disability, as well as a bonus for the year in which the termination occurs, based on the Company’s actual performance, and prorated for the number of calendar months during which the executive was employed prior to termination. Stock options,
RSUs and PSUs are treated in accordance with the award agreements pursuant to which they were granted, which typically provide that all unvested stock options, RSUs and PSUs are immediately forfeited, except for such grants made between 2020 and 2023, which continue to vest in the event of death and disability and are prorated for time actively employed for retirement.
Stock options that are vested on the date of death, disability or retirement (which, generally, for grants through 2020 is reaching age 65, for grants between 2020 and 2023 is reaching age 55 and having at least ten years of service with the
Company and for 2024 grants and afterwards, (i) 55 years of age plus ten years of service or (ii) 66 years of age plus five years of service with the Company) remain exercisable until the earlier to occur of (x) the expiration of the twelve-month period following the final vesting date and (y) the stock option expiration date.
Mr. Vianna passed away in December 2025. Pursuant to his employment agreement, Mr. Vianna was entitled to a bonus of
$373,446 for 2025 based on target performance. In addition, Mr. Vianna's equity awards are permitted to continue to vest in accordance with the vesting schedule set forth in their respective award agreements.
Termination Without Cause or Resignation for Good Reason
NOT IN CONNECTION WITH A CHANGE IN CONTROL
Under the terms of the NEO Employment Agreements, in the event that the NEO’s employment is terminated by the Company without cause or the NEO resigns for good reason (as such terms are defined in the NEO Employment Agreement), subject to the NEO’s execution and effectiveness of a general release of claims in our favor, the NEO will be entitled to receive: (i) an amount equal to the sum of (x) the NEO’s then-current base salary and (y) the NEO’s target annual cash incentive bonus for the year of termination, payable in twelve equal monthly installments following termination; (ii) a prorated annual cash incentive bonus based on actual Company performance for the entire fiscal year in which such termination occurs, prorated for the number of calendar months during which the executive was employed prior to termination (rounded up to the next whole month), and paid at the time bonuses are generally paid to other executives; (iii) treatment of equity awards held by the NEO pursuant to the terms of the applicable award agreement; (iv) if the NEO is participating in the Company’s group health plan immediately prior to the date of termination and elects to continue coverage, reimbursement of 12 months of COBRA premiums following termination; and (v) outplacement services not to exceed a total value of $10,000. In addition, each NEO will be bound by two-year post-termination non-competition and non-solicitation covenants.
For stock options granted on and prior to February 2, 2017, award agreements typically provided that upon termination without cause or resignation for good reason, the number of stock options scheduled to vest on the next vesting date following termination will accelerate and vest on the date of termination. For stock options granted after that date, award agreements typically provide that any stock options not yet vested on the date of termination are forfeited. Award agreements typically provide that vested options may be exercised during a period of 90 days following the date of termination without cause or resignation for good reason.
For all currently outstanding RSUs and for all PSUs, the award agreements typically provide that any RSUs and PSUs not yet vested on the date of termination are forfeited.
IN CONNECTION WITH A CHANGE IN CONTROL
Under the terms of the NEO Employment Agreements for Messrs. Christensen, Hayes and Meier and Mses. Stoddard and
Livingston, in the event of termination of employment without cause or resignation for good reason, in either case occurring on or after a “change in control” (as defined in the applicable NEO Employment Agreement), each of these NEOs will be entitled to receive: (i) an amount equal to two times the sum of (x) the NEO’s then-current base salary and (y) the NEO’s average cash incentive bonus for the three full fiscal years prior to the change in control event or the three full fiscal years prior to the year of termination, if greater (the “CIC Severance”); (ii) a prorated annual cash incentive bonus based on the NEO’s annual bonus

52 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

target amount for that fiscal year, prorated for the number of calendar months during which the executive was employed prior to termination (rounded up to the next whole month) (the “CIC Prorated Bonus”); (iii) accelerated vesting of all time-based equity awards held by the NEO; (iv) full acceleration of vesting of PSUs at target amounts prorated through the date of termination (rounded up to the next full year); (v) if the NEO is participating in the Company’s group health plan immediately prior to the date of termination, payment of 24 months of COBRA premiums following termination; and (vi) outplacement services not to exceed a total value of $10,000. The CIC Severance will be paid (A) if the termination occurs within two years of the change in control, in a single lump sum within ten days following termination, and (B) if the termination occurs more than two years following a change in control, in twelve equal monthly installments following termination. The CIC Prorated Bonus will be payable (A) if the termination occurs within two years of the change in control, as soon as practicable following termination, and (B) if the termination occurs more than two years following a change in control, at the time annual bonuses are generally paid to other executives. In addition, each would be bound by two-year post-termination non-competition and non-solicitation covenants.
Estimated Potential Termination Payments and Benefits
The following table provides the estimated value of the payments and benefits that our NEOs (other than Mr. Vianna) would have been provided under the employment agreements, letter agreements, and other management agreements and policies described above that were in effect as of December 31, 2025 in connection with certain termination scenarios, assuming in each case that such termination had occurred on December 31, 2025 (and, if applicable, assuming that a change in control had occurred during 2025). The actual amounts that would be paid upon an NEO’s termination of employment can be determined only at the time of such event.

NAME(1)	WITHOUT CAUSE OR GOOD REASON (NOT IN CONNECTION WITH A CHANGE IN CONTROL)(2)	DEATH OR DISABILITY (3)	TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL(4)

William J. Christensen	$5,072,171	$621,473	$8,033,253
Samantha L. Stoddard	$1,517,034	$168,446	$2,073,301
James S. Hayes	$1,325,331	$129,317	$2,036,827
Wendy A. Livingston	$1,218,233	$125,550	$1,609,776
Matthew C. Meier	$1,096,740	$119,273	$1,480,852

(1)None of the NEOs will receive any special benefits in the event of voluntary separation without good reason or termination for cause. Under standard plan provisions, the NEOs will continue to be eligible for benefits under the Company’s medical and dental plans until the last day of the month in which termination occurs. The NEO would also receive pro-rata payment for bonus earned in the fiscal year prior to termination if that bonus has not been paid prior to the termination date. Any bonus earned in the year of termination is forfeited.
(2)Amounts in this column represent the cash and benefits to be paid to the NEO in the event of termination by the Company without cause or resignation with good reason (each as defined in the NEO’s Employment Agreement). For all NEOs, the severance benefits represent (i) one year of base salary, (ii) one year’s target bonus, (iii) COBRA reimbursement for 12 months and (iv) accelerated vesting of one additional tranche of all unvested, pre-IPO and IPO grant stock options. Each of these executives also is entitled to a prorated portion of their 2025 bonus and outplacement services not to exceed $10,000.
(3)Amounts in this column represent the bonus for the year of termination that each NEO would have received in the event of termination by death or disability.
(4)Amounts in this column represent the cash and benefits to be paid to the NEOs in the event of termination after a Change In Control (as defined in the NEO’s
Employment Agreement). These amounts represent for Messrs. Christensen, Hayes and Meier and Mses. Stoddard and Livingston (i) two times the sum of (x)
the NEO’s then-current base salary and (y) the NEO’s average cash incentive bonus for the three full fiscal years prior to the change in control event
(assumed paid at target for each year for purposes of this calculation); (ii) a prorated annual cash incentive bonus paid at target; (iii) accelerated vesting of (a)
all time-based equity awards and (b) all PSUs at target amounts prorated through the date of termination; (iv) estimated payment for 24 months of COBRA premiums; and (v) outplacement services not to exceed a total value of $10,000.

53 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and
Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive
“compensation actually paid” and certain financial performance measures of the Company. For further information concerning our variable pay-for-performance compensation program and how the Company aligns executive compensation with performance, refer to the CD&A.
Pay Versus Performance Table

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR FIRST CEO ($)(1)	COMPENSATION ACTUALLY PAID TO FIRST CEO ($)(2)	SUMMARY COMPENSATION TABLE TOTAL FOR SECOND CEO ($)(1)	COMPENSATION ACTUALLY PAID TO SECOND CEO ($)(2)	SUMMARY COMPENSATION TABLE TOTAL FOR THIRD CEO ($)(1)	COMPENSATION ACTUALLY PAID TO THIRD CEO ($)(2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR OTHER NEOS ($)(3)	AVERAGE COMPENSATION ACTUALLY PAID TO OTHER NEOS ($)(3)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($ in Millions)	ADJUSTED EBITDA(5) ($ in Millions)
									TSR($)	PEER GROUP TSR($)(4)

2025	$6,283,343	($25,686)	—	—	—	—	$1,771,997	$693,755	$9.70	$196.55	($622.25)	$118
2024	$5,816,136	($1,976,132)	—	—	—	—	$2,249,372	($173,699)	$32.29	$195.08	($187.58)	$275
2023	$5,780,285	$10,356,491	—	—	—	—	$2,512,596	$3,878,398	$74.45	$162.17	$25.24	$380
2022	$5,009,060	$3,946,571	$9,817,054	($2,462,392)	$2,115,630	$1,029,818	$2,209,605	($18,863)	$38.05	$112.45	$12.22	$349
2021	—	—	$7,514,917	$5,015,829	—	—	$1,807,233	$1,597,083	$103.94	$146.73	$168.82	$393

(1)The dollar amounts reported in these columns are the amounts of total compensation reported for William Christensen (First CEO), who served as our CEO in
December 2022, 2023, 2024 and 2025; Gary Michel (Second CEO), who served as our CEO in  2021 and 2022 until August 2022; and Kevin Lilly (Third
CEO), who served as our interim CEO from August 2022 until December 2022, as such amounts are shown in the “Total” column of the Summary
Compensation Table for each respective fiscal year. Refer to the CD&A in this Proxy Statement for more information, as well as the CD&A in our prior Proxy
Statements for compensation information for our former CEOs.
(2)The dollar amounts reported in these columns represent the amount of “compensation actually paid” to each of the CEOs (and, in the corresponding column, for the other NEOs (excluding the CEOs)), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to each of the CEOs (or, in the corresponding column, the other NEOs (excluding the CEOs)) during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, and as described in the table below, the following equity award adjustments
(addition or subtraction from Summary Compensation Table total, as applicable) were made to each of the CEO’s and each of the other NEO’s (excluding the
CEOs) total compensation for each year to determine the compensation actually paid. The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns, as applicable, in the Summary Compensation Table for the applicable fiscal year. To calculate “compensation actually paid” for our CEOs and average of our other NEOs, the following applied: (i) measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes; (ii) restricted stock units are valued based on the closing stock price on the relevant measurement date; (iii) PSUs granted in 2021, 2022, 2023 and 2024 are valued with an assumed payout factor consisting of equally weighted performance targets of ROIC and TSR, consistent with the assumptions for ASC 718 purposes, and PSUs granted in 2025 are valued with an assumed pay factor consisting of equally weighted performance targets of ROIC and Net Trade Sales with a relative TSR modifier consistent with the assumptions for ASC 718 purposes; and (iv) stock options are valued using a Black-Scholes option pricing model at the relevant measurement date, using assumptions consistent with those used for the grant date fair value purposes.

54 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

YEAR	EXECUTIVE(S)	REPORTED SUMMARY COMPENSATION TABLE TOTAL ($)	REPORTED VALUE OF STOCK AWARDS ($)	REPORTED VALUE OF OPTION AWARDS ($)	YEAR-END FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	YEAR-OVER- YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	CHANGE IN FAIR VALUE AT VESTING DATE VERSUS PRIOR YEAR-END ($)	FAIR VALUE AT PRIOR YEAR-END OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS ($)	COMPENSATION ACTUALLY PAID ($)

2025	First CEO	$6,283,343	($2,300,890)	($2,284,066)	$649,777	($1,775,085)	($598,765)	—	($25,686)
	Other NEOs	$1,771,997	($417,469)	($514,129)	$136,250	($257,748)	($25,146)	—	$693,755
2024	First CEO	$5,816,136	($3,560,725)	($1,101,995)	$1,167,883	($3,541,226)	($756,205)	—	($1,976,132)
	Other NEOs	$2,249,372	($1,019,974)	($396,082)	$299,575	($460,340)	$2,791	($849,041)	($173,699)
2023	First CEO	$5,780,285	($1,700,000)	—	$3,219,760	$2,209,264	$847,182	—	$10,356,491
	Other NEOs	$2,512,596	($931,006)	($216,216)	$2,085,092	$288,651	$139,281	—	$3,878,398
2022	First CEO	$5,009,060	($3,274,981)	($1,274,998)	$3,487,490	—	—	—	$3,946,571
	Second CEO	$9,817,054	($4,173,903)	($1,579,043)	—	($2,427,012)	$1,078,890	($5,178,378)	($2,462,392)
	Third CEO	$2,115,630	($851,473)	($148,495)	$378,526	($493,717)	$29,347	—	$1,029,818
	Other NEOs	$2,209,605	($1,008,842)	($236,559)	$382,486	($454,987)	($10,158)	($900,409)	($18,863)
2021	First CEO	—	—	—	—	—	—	—	—
	Second CEO	$7,514,917	($4,293,108)	($2,114,524)	$5,778,298	($2,101,196)	$231,441	—	$5,015,829
	Third CEO	—	—	—	—	—	—	—	—
	Other NEOs	$1,807,233	($713,520)	($332,974)	$943,968	($170,466)	$62,842	—	$1,597,083

(3)The names of each of the other NEOs (excluding the CEOs) included for purposes of calculating the average amounts in each applicable year are as follows:
(i) Messrs. Linker, Guernsey, Craven and Castillo and Ms. Behnia in 2021; (ii) Messrs. Linker, Guernsey, Craven, Castillo and Krause and Mses. Albrecht and
Behnia in 2022; (iii) Messrs. Craven, Hayes, Leon and Lilly and Ms. Albrecht in 2023; (iv) Messrs. Hayes, Lilly and Valenti and Mses. Albrecht and Stoddard in
2024; and (v) Messrs. Hayes, Meier and Vianna and Mses. Stoddard and Livingston in 2025, as shown in the Summary Compensation Table in the Proxy
Statement for each respective fiscal year.
(4)For each respective fiscal year, represents the cumulative TSR of the Standard & Poor’s 1500 Building Products Index.
(5)Represents Adjusted EBITDA from continuing operations for 2021 through 2025. The Company divested its Australasia business in July 2023. See Appendix A for a reconciliation of (loss) income from continuing operations, net of tax to Adjusted EBITDA from continuing operations for 2021 through 2025, the most directly comparable GAAP financial measure.
Relationship between Pay and Performance
As described in more detail in the CD&A, the Company’s executive compensation program reflects a variable pay-for-
performance philosophy. While the Company utilizes multiple performance measures to align executive compensation with
Company performance, all of those Company measures are not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-
K) for a particular year. Below are graphs showing the relationship of “compensation actually paid” to our CEOs and the average of our other NEOs in 2021 through 2025 to (i) our TSR and our peer group TSR, (ii) net income and (iii) Adjusted
EBITDA. The Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the Pay
Versus Performance table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

55 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Compensation Actually Paid versus TSR
$300
$250
$200
$150
$100
$50
$0
Total Shareholder Return ($mm)
$12
$10
$8
$6
$4
$2
$0
-$2
-$4
Compensation Actually Paid ($mm)
2021
2022
2023
2024
2025
CAP - Avg Non-CEO NEO
CAP - CEO 1 (Christensen)
CAP - CEO 2 (Michel)
CAP - CEO 3 (Lilly)
Co. TSR
Peer TSR

Compensation Actually Paid versus Net Income
$200
$150
$100
$50
$0
$(50)
$(100)
$(150)
$(200)
$(250)
$(300)
$(350)
$(400)
$(450)
$(500)
$(550)
$(600)
$(650)
$(700)
Net Income ($mm)
$12
$10
$8
$6
$4
$2
$0
-$2
-$4
Compensation Actually Paid ($mm)
2021
2022
2023
2024
2025
CAP - Avg Non-CEO NEO
CAP - CEO 1 (Christensen)
CAP - CEO 2 (Michel)
CAP - CEO 3 (Lilly)
Net Income

56 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Compensation Actually Paid versus Adjusted EBITDA
Adjusted EBITDA ($mm)
Compensation Actually Paid ($mm)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$12
$10
$8
$6
$4
$2
$0
-$2
-$4
2021
2022
2023
2024
2025
CAP - Avg Non-CEO NEO
CAP - CEO 1 (Christensen)
CAP - CEO 2 (Michel)
CAP - CEO 3 (Lilly)
Adjusted EBITDA

2025 Company Financial Performance Measures
We believe in a holistic evaluation of our NEOs and use a mix of performance measures in our annual and long-term incentive programs designed to align executive compensation with the Company’s performance and the interests of our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s
NEOs, for the most recently completed fiscal year, to the Company’s performance are listed in the table to the right. Additional information on these measures and how they feature in our compensation plans can be found in our CD&A.
Most Important Performance Measures
Adjusted EBITDA Operating Cash Flow Relative TSR ROIC

57 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

CEO Pay Ratio Disclosure
As required under the Dodd-Frank Act, we disclose annually the ratio of our median employee’s annual total compensation to the annual total compensation of our CEO. Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with
SEC rules.
IDENTIFYING THE MEDIAN EMPLOYEE
We identified a new “median employee” in 2025 given reductions in the Company's workforce since 2023 using a multistep process. First, we compiled our active, global employee population. As permitted under the de minimis exception, we excluded from the population employees in the following two jurisdictions: Estonia (557) and Czech Republic (136). Excluding those employees, as of December 1, 2025, the Company had 13,840 full-time and part-time employees in 16 countries worldwide, including 7,091 employees in the United States and 6,056 employees outside the United States. This total excludes independent contractors and other individuals classified as non-employees in their respective jurisdictions based on our employment and payroll tax records.
To identify the median employee from our identified employee population, we next compiled for each employee “total cash compensation” consisting of (i) base pay (salary or gross wages for hourly employees), annualized for any permanent employees hired during the year and for all employees through the end of the year; (ii) bonuses and cash incentives paid; and
(iii) cash commissions and similar payments. Compensation amounts were determined from our payroll systems in each jurisdiction. Payments not made in US dollars were converted to US dollars at the prevailing exchange rates on December 1,
2025. Our median employee was determined as the individual who earned total cash compensation at the midpoint of our global employee population. The SEC CEO pay ratio rules allow a company to use the same median employee for comparison purposes for up to three years unless there has been a significant change in the company's employee population or compensation arrangements.
Calculating the 2025 CEO Pay Ratio
To determine the CEO to median employee pay ratio, we calculated 2025 total compensation for our median employee consistent with the methodology used to calculate 2025 total compensation of our CEO in the “Summary Compensation Table”
and divided it into the CEO’s total compensation. Based on this calculation, for 2025, our CEO received total annual compensation of $6,283,343 and our median employee received total annual compensation of $52,190 resulting in a CEO pay ratio of approximately 120:1. The SEC rules for identifying the median of our employees and calculating the pay ratio allow companies to use a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect a company’s employee population and compensation practices. For that reason, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.
Policies and Practices Related to the Grant of Certain Equity Awards Close in
Time to the Release of Material Nonpublic Information
The Committee grants LTIP Awards to eligible employees and members of our executive team annually on a predetermined schedule unless a hire or promotion occurs during the year.  Further, subject to available shares, RSUs are granted to our directors on the date of the Company's annual meeting of stockholders unless an appointment occurs during the year. We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, and do not time the public release of such information based on award grant dates. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During the last completed fiscal year, we have not made awards to any NEO during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information.

58 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

P R O P O S A L 2:
ADVISORY VOTE TO APPROVE
COMPENSATION OF NEOs
The Board is requesting your advisory vote on our “say-on-pay” resolution. The affirmative vote of a majority of the votes cast is required to approve this proposal on a non-binding, advisory basis.
The Board is committed to excellence in corporate governance and recognizes the interest our stockholders have in our executive compensation program. As part of that commitment, and in accordance with the Exchange Act, our stockholders are being asked to approve a nonbinding, advisory resolution on the compensation of our NEOs, as reported in this Proxy
Statement. As described in the Compensation Discussion and Analysis, beginning on page 31 of this Proxy Statement, we believe that our executive compensation program effectively aligns the interests of our executive officers with those of our stockholders by tying a significant portion of their compensation to JELD-WEN’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to JELD-WEN’s long-term success.
We are asking our stockholders to vote FOR, on an advisory basis, the following “say on pay” resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including in the Compensation Discussion and Analysis, the compensation tables and narrative discussion, is hereby approved.
As an advisory vote, this proposal is not binding on the Company. However, the Compensation Committee and the Board
value the opinions expressed by the Company’s stockholders on this issue and will consider the outcome of this vote when making future compensation decisions for the NEOs. Our next advisory vote on our “say-on-pay” resolution will take place at the annual meeting of stockholders held in 2027.
Statement in Support
Through our ongoing stockholder engagement, we receive consistent feedback that our investors favor incentive compensation arrangements tied to specific performance measures that drive long-term performance and value creation. In addition, at our annual meeting of stockholders held in 2025, 95.03% of the votes cast on our say-on-pay proposal approved the compensation we paid to our executive officers. As a result of this stockholder support of our pay-for-performance compensation structure, among other considerations, the Committee continued to focus our compensation program to incorporate performance elements directly linked to achievement of our long-term strategic goals.

Key features of our fiscal 2025 executive compensation program were:
• Approximately 34% of the annual long-term target equity opportunity for our NEOs
(approximately 50% for our CEO) was delivered in the form of a performance-
based stock award with payouts based on achievement against pre-established strategic performance metrics.
•Metrics for our performance-based stock awards were designed to align with our key strategic initiatives that drive long-term stockholder value.
• Our performance-based stock awards included a relative total stockholder return multiplier, to incentivize significant positive outperformance, thereby strengthening the alignment of the interests of our executive officers with the interests of our long-term stockholders.

Pay-for-Performance

100% Annual cash incentive tied to achievement of preset financial and non-financial targets

34% Long-term target equity awards were performance-based stock awards tied to strategic metrics

Our Board unanimously recommends that you vote “FOR” proposal 2 to approve, on an advisory basis, the compensation paid to our named executive officers.

59 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

AUDIT COMMITTEE MATTERS
Independent Auditor’s Fees and Services
The following is a description of the professional services performed and the fees billed or to be billed by PwC for the fiscal years ended December 31, 2025 and December 31, 2024.

(DOLLARS IN MILLIONS)	FISCAL YEAR ENDED DECEMBER 31, 2025	FISCAL YEAR ENDED DECEMBER 31, 2024

Audit Fees(1)	$6.4	$6.6
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$6.4	$6.6

(1)Audit fees consist of fees and expenses billed or to be billed by PwC associated with the annual audit of our consolidated financial statements, the review of our periodic reports, accounting consultations and audits of statutory filings for certain foreign subsidiaries.
Audit Committee Pre-Approval of Audit and Non-Audit Related Services of
Independent Auditor
The Audit Committee has adopted a Policy for Pre-Approval of Independent Auditor Services (the “Pre-Approval Policy”)
outlining the scope of services that PwC may provide to the Company. The Pre-Approval Policy sets forth guidelines and procedures the Company must follow when retaining PwC to perform audit, audit-related, tax and other services. The Pre-
Approval Policy also specifies certain non-audit services that may not be performed by PwC under any circumstances.
Pursuant to these guidelines, the Audit Committee approves fee thresholds annually for each of these categories, and services within these thresholds are deemed pre-approved. The Audit Committee has delegated authority to the Chair of the Audit
Committee to pre-approve permitted audit and non-audit services between regularly scheduled quarterly Audit Committee meetings, provided that such pre-approvals are presented to the Audit Committee at its next scheduled meeting. All fees reported above were approved pursuant to the Pre-Approval Policy. The services provided by our independent auditor and related fees are discussed with the Audit Committee, and the Pre-Approval Policy is evaluated and updated periodically by the
Audit Committee.
Report of the Audit Committee of the Board
The Audit Committee operates under a written charter adopted by the Board. The charter is available under the Governance section on the Company’s website at investors.jeld-wen.com.
The Audit Committee is responsible for the oversight of the integrity of the Company’s consolidated financial statements, the
Company’s system of internal controls over financial reporting, financial risk management, the qualifications and independence of the Company’s independent auditor, the performance of the Company’s internal auditors and independent auditor, and the
Company’s compliance with legal and regulatory requirements. Subject to ratification by the stockholders, the Audit Committee has the sole authority and responsibility to select, determine the compensation of, oversee, evaluate and, when appropriate, replace the Company’s independent auditor.
The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-
making process. Management is responsible for the financial reporting process, including the Company’s system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for the report on the Company’s internal control over financial reporting. The Company’s independent auditor is responsible for auditing those financial statements and expressing an opinion as to their conformity with such

60 / JELD-WEN PROXY STATEMENT 2026

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accounting principles and effectiveness of the Company’s internal control over financial reporting. PwC was the Company’s independent auditor in 2025. The Audit Committee’s responsibility is to oversee the financial reporting process and to review and discuss management’s report on the Company’s internal controls over financial reporting. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management, the internal auditors and the independent auditor.
During 2025, the Audit Committee, among other things:
•Reviewed and discussed the Company’s quarterly earnings releases, Quarterly Reports on Form 10-Q and Annual Report on
Form 10-K, including the consolidated financial statements;
•Reviewed and discussed the Company’s policies and procedures for financial risk assessment, financial risk management and the major financial risk exposures of the Company and its business units, as appropriate;
•Reviewed and discussed the annual plan and the scope of work of the internal auditors for 2025 and summaries of the significant reports to management by the internal auditors;
•Reviewed and discussed with management the plans and progress against those plans for remediating any significant deficiencies in internal controls;
•Reviewed and discussed with management policies with respect to risk assessment and risk management, including the
Company's enterprise risk management program;
•Provided input to the Compensation Committee regarding performance of key finance, internal control and risk management personnel;
•Reviewed and discussed with management their reports on the Company’s policies regarding applicable legal and regulatory requirements;
•Reviewed and approved the Audit Committee’s charter; and
•Met regularly with the Chief Financial Officer, Chief Accounting Officer, General Counsel, Chief Compliance Officer, the
independent auditor and the internal auditors in separate executive sessions.
The Audit Committee has reviewed and discussed with management, the internal auditors and the independent auditor the audited consolidated financial statements for the year ended December 31, 2025 and the critical accounting policies that are set forth in the Company’s Annual Report on Form 10-K.
The Audit Committee discussed with PwC the matters required to be discussed by the applicable requirements of the Public
Company Accounting Oversight Board (the “PCAOB”) and the SEC, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Auditing
Standard No. 1301 “Communications with Audit Committees,” as adopted by the PCAOB. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s consolidated financial statements, including the disclosures related to critical accounting policies.
PwC also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the
PCAOB regarding PwC's communications with the Audit Committee concerning independence, and represented that it is independent from the Company. The Audit Committee discussed with PwC its independence from the Company and considered whether services it provided to the Company beyond those rendered in connection with its audit of the Company’s annual consolidated financial statements included in its Annual Report on Form 10-K and reviews of the Company’s interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q were compatible with maintaining its independence. The Audit Committee also reviewed and pre-approved, among other things, the audit, audit-related, tax and other services performed by the independent auditor. The Audit Committee received regular updates on the amount of fees and scope of audit, audit-related, tax and other services provided.
Based on the Audit Committee’s review and these meetings, discussions and reports discussed above, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31,
2025 be included in the Company’s Annual Report on Form 10-K for filing with the SEC. The Audit Committee also selected
PwC as the Company’s independent auditor for the year ending December 31, 2026, which it believes is in the best interest of the Company and its stockholders, and is presenting that selection to stockholders for ratification at the meeting.
Members of the Audit Committee of the Board:
Tracey I. Joubert, Chair
Antonella B. Franzen
Catherine A. Halligan
Bruce M. Taten
Steven E. Wynne

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P R O P O S A L 3:
RATIFICATION OF SELECTION OF
INDEPENDENT AUDITOR FOR 2026
The Audit Committee has selected PwC as JELD-WEN’s independent auditor for 2026. As a matter of good corporate governance and because the Board considers the selection of the independent auditor to be an important matter of stockholder concern, the Board asks that stockholders ratify the selection of PwC as the Company’s independent auditor. The affirmative vote of a majority of the votes cast is required to approve this proposal.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor retained to audit JELD-WEN’s financial statements and internal controls over financial reporting. The Committee conducts a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence. The
Committee considers whether the independent auditor should be rotated and considers the advisability and potential impact of selecting a different independent auditor. In evaluating and selecting the Company’s independent auditor, the Audit Committee considers, among other things, historical and recent performance of the current independent audit firm, an analysis of known significant legal or regulatory proceedings related to the firm, external data on audit quality and performance, including recent
PCAOB reports, industry experience, audit fee revenues, firm capabilities and audit approach, and the independence and tenure of the audit firm.
The Audit Committee selected, and the Board ratified the selection of, PwC to serve as our independent auditor for 2026. PwC has been JELD-WEN’s auditor since 2000.
In accordance with SEC rules and PwC policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit services to our company. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the lead audit partner under this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management. Due to the rotation requirements, JELD-
WEN engaged a new audit partner at PwC in 2023.
The Audit Committee and the Board believe that the continued retention of PwC as our independent auditor is in the best interests of JELD-WEN and our stockholders, and we are asking our stockholders to ratify the selection of PwC as our independent auditor for 2026. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PwC to our stockholders for ratification because we value our stockholders’ views on JELD-WEN’s independent auditor and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of JELD-WEN and our stockholders.
We expect representatives of PwC to attend the Annual Meeting and be available to answer questions. They also will have the opportunity to make a statement if they desire to do so.

Our Board unanimously recommends that you vote “FOR” the ratification of PwC as the Company’s independent auditor for 2026.

62 / JELD-WEN PROXY STATEMENT 2026

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P R O P O S A L 4:
APPROVAL OF THE JELD-WEN HOLDING,
INC. 2026 OMNIBUS EQUITY PLAN
The Board recommends approval of the 2026 Plan. The affirmative vote of a majority of the votes cast is required to approve this proposal.
At the Annual Meeting, stockholders will be asked to approve the JELD-WEN Holding, Inc. 2026 Omnibus Equity Plan (the
“2026 Plan”). The Compensation Committee and the Board of Directors have approved the adoption of the 2026 Plan, subject to stockholder approval. If our stockholders approve the 2026 Plan, it will become effective on April 22, 2026 (the “Effective
Date”), replacing our current long-term incentive plan, the 2017 Plan, pursuant to which no awards may be granted after
January 20, 2027. If approved, the 2026 Plan will serve as the sole equity incentive compensation plan under which future awards may be granted.
The material features of the 2026 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which is attached to this Proxy Statement as Appendix B. We will promptly provide, upon request and without charge, a copy of the full text of the 2026 Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to our Corporate Secretary at 2645 Silver Crescent Drive, Charlotte, North Carolina
28273. An electronic copy of the 2026 Plan is also available free of charge as Appendix B to the electronic version of this
Proxy Statement on the SEC’s website at www.sec.gov. Stockholders should refer to the 2026 Plan for more complete and detailed information about the 2026 Plan.
Stockholder approval of the 2026 Plan is required, among other things, in order to comply with applicable NYSE rules and tax regulations related to the grant of incentive stock options.
As of February 27, 2026, only approximately 2,730,921 shares were available for grant under the 2017 Plan. Without approval of the 2026 Plan, the Company will have insufficient shares to make our annual equity awards in 2026 and thereafter. The
Compensation Committee believes that the approval of the 2026 Plan is important to our continued success. Approval of the
2026 Plan should provide us with the flexibility and resources we need to use equity compensation and other incentive awards to continue to attract, retain, incentivize and motivate talented employees, directors and consultants who are important to our long-term growth and success. Approximately 55% of the shares used in our annual grants for 2025 were awarded to non-
NEO employees. The Board believes that our equity compensation program, as implemented under the 2017 Plan and furthered under the 2026 Plan, positions us to remain competitive with comparable companies in our industry or with whom we otherwise compete for talent. The Board also believes that the 2026 Plan will incentivize eligible participants to achieve our business objectives and build stockholder value. In these ways, the 2026 Plan is intended to enhance the alignment of the interests of our employees, directors and consultants with those of our stockholders.
If our stockholders do not approve the 2026 Plan, the Board and the Compensation Committee will reevaluate our compensation alternatives, given that no further awards may be granted under the 2017 Plan after January 20, 2027 and that we will have insufficient shares to grant annual equity awards in 2026 and thereafter.
“Best Practices” Integrated Into the Company’s Equity Compensation Program
and the 2026 Plan
Our compensation practices and the 2026 Plan include a number of features that the Board and Compensation Committee believe reflect responsible compensation and governance practices and promote the interests of our stockholders, including the following:
•Prudent Share Request; No Evergreen Provision. Under the terms of the 2026 Plan, no more than 3,000,000 shares of common stock will be authorized for issuance under the 2026 Plan (subject to adjustment for anti-dilution purposes as provided in the 2026 Plan). The 2026 Plan does not include an evergreen feature providing for annual share pool replenishments, thus assuring that stockholders must approve any increases in the plan share pool. As of

63 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

February 27, 2026, approximately 2,730,921 shares were available for grant under the 2017 Plan. These shares will not be rolled into the 2026 Plan. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute the holdings of existing stockholders. In February 2026, in an effort to minimize the dilutive effect of the 2017 Plan awards, we amended options for 942,763 shares and PSU awards for 201,603 shares, for a total of 1,144,366 shares, so that these awards may only be settled in cash, and no shares will be issuable pursuant to these awards.
•Limitation on Participant Awards. Like the 2017 Plan, the 2026 Plan provides that the aggregate number of shares that may be issued pursuant to awards under the plan in any calendar year may not exceed 2,000,000 shares to any eligible individual who is an employee or consultant (subject to adjustment as provided in the 2026 Plan). In addition, the 2026 Plan provides that the maximum number of shares subject to awards granted during any calendar year to a non-employee director, together with any cash fees paid and the value of any cash-denominated awards granted during such calendar year for service as a non-employee director, may not exceed $900,000 in total value (calculating the value of awards based on the fair market value per share on the grant date, and subject to adjustment as provided in the 2026 Plan).
•No Stock Option or Stock Appreciation Right (“SAR”) Repricing Without Stockholder Approval. The 2026
Plan, like the 2017 Plan, prohibits, without stockholder approval, (i) making any adjustment (other than in connection with an adjustment event, a corporate transaction, a change in control or other similar transaction where an adjustment is permitted or required under the terms of the plan) or amendment that reduces the option price of an option or base price of a stock appreciation right, whether through amendment, cancellation or replacement grants or other means, (ii) canceling for cash, equity awards, shares of common stock or other consideration any option for which the option price is greater than the then fair market value of a share or stock appreciation right for which the base price is greater than the then fair market value of a share or (iii) taking other action with respect to options or stock appreciation rights that would be treated as a repricing under the rules of the principal stock exchange rules on which the shares are listed.
•Minimum Vesting Requirements. The 2026 Plan imposes minimum vesting periods of at least one year subject to certain additional provisions as described in the 2026 Plan. Our historical practice has been to impose multi-year award vesting periods (typically, three years).
•Prudent Change in Control Definition. As described in more detail below under “Summary of 2026 Plan – Change in Control,” the 2026 Plan includes a prudent change in control definition, such as requiring a change in beneficial ownership of 50% or more of our voting stock and consummation (rather than stockholder approval) of a merger or other transaction in order for a “change in control” to be deemed to have occurred.
•Conservative Share Recycling Provisions. The 2026 Plan imposes conservative share counting and share recycling provisions. The 2026 Plan provides that the following shares will not become available for issuance in connection with future awards granted under the plan: (i) shares withheld from an award or delivered by a participant to satisfy tax withholding obligations for an award; (ii) shares not issued or delivered as a result of the net settlement of an outstanding award; (iii) shares withheld or delivered to pay the exercise price related to an option or SAR granted under the 2026 Plan; and (v) shares repurchased on the open market with the proceeds of the exercise price of an option.
•No Discounted Stock Options or SARs and Limit on Option and SAR Terms. The 2026 Plan requires that stock options and SARs have an exercise price that is no less than 100% of the fair market value of our common stock on the date of grant, consistent with our current practices under the 2017 Plan. In addition, the term of an option or SAR is limited to no more than 10 years.
•No Grants of “Reload” Awards. The 2026 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).
•Stock Ownership Guidelines. Our stock ownership guidelines require that our directors, executive officers and certain other senior executives maintain minimum stock ownership and comply with certain equity retention requirements, and will apply to shares acquired by such persons under the 2026 Plan.
•Forfeiture and Recoupment Policies. The 2026 Plan authorizes the Compensation Committee to require forfeiture and/or recoupment of a participant’s plan benefits if the participant engages in certain types of detrimental conduct and to require that a participant be subject to our compensation recovery policies or similar policies that are applicable to the participant or that are imposed under applicable laws. Participants who are executive officers or employees will also be subject to the Clawback Policy, and participants may also be subject to any other applicable compensation recovery policy or similar policies adopted by the Company from time to time or imposed under award agreements or applicable laws. The Clawback Policy provides for the recovery of any cash or equity incentive-based

64 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

compensation that is granted, earned or vested in the event of a restatement of our financial statements or specific acts of improper conduct, such as fraud, willful misconduct and violations of our Code of Business Conduct.
•Independent Compensation Committee Administration. Like the 2017 Plan, the 2026 Plan is administered by the
Compensation Committee. All members of the Compensation Committee are non-management directors who are
“independent” under applicable NYSE listing standards and SEC rules and regulations. In addition, each
Compensation Committee member qualifies as a “non-employee director” as defined in Rule 16b-3 under the
Exchange Act.
•No Dividends or Dividend Equivalent Rights on Unearned Performance Awards. Dividends and dividend equivalents on awards (other than options or SARs) issued under the 2026 Plan may only be paid if and to the extent the award has vested or been earned; no dividends may be paid on options or SARs.
•Limits on Transferability of Awards. The 2026 Plan does not permit awards to be transferred for value or other consideration.
•Prohibition Against Hedging and Pledging. Our Securities Trading and Disclosure Policy prohibits hedging and pledging of our securities by directors, executive officers and employees designated under the policy.
•Reasonable Plan Duration. The 2026 Plan is limited to a 10-year term and no awards may be granted under the plan after April 22, 2036.
Approval of the 2026 Plan will position us to continue and expand these “best practices.”
Summary of the 2026 Plan
Purpose. The purpose of the 2026 Plan is to assist the Company with attracting, retaining, incentivizing and motivating officers, employees, non-employee directors and consultants of the Company, its subsidiaries and affiliates (“eligible individuals”) and to promote the success of the Company’s business by providing participating individuals with a proprietary interest in the performance of the Company. The Company believes that this incentive program will cause participating officers, employees, non-employee directors and consultants to increase their interest in the welfare of the Company and to align their interests with those of the stockholders of the Company.
Committee Authorization. The Compensation Committee is authorized to administer the Plan, including but not limited to the authority to grant awards and to designate the eligible individuals who will be granted awards, the types of awards, the number of shares or value underlying such awards and to determine the terms and conditions of such awards. The Compensation
Committee may accelerate the vesting or lapsing of restrictions of any award in the event of death or disability, or, to the extent provided under the 2026 Plan or an award agreement, a Change in Control or Corporate Transaction (each as defined below), and make any amendment or modification to any award agreement consistent with the terms of the 2026 Plan. The
Compensation Committee also has authority to interpret, construe and amend any provision of the 2026 Plan, any award agreement and the terms of any award granted thereunder. In certain circumstances, the Board or the Committee may delegate authority (within specified parameters) to one or more officers to grant awards, and to make other determinations under the 2026 Plan with respect to such awards to participants who are not directors or officers subject to Section 16 under the Exchange Act. The Board may exercise the authority of the Compensation Committee and, in such event, references to the
Compensation Committee include the Board.
As of December 31, 2025, approximately 125 employees (including our officers) and nine non-employee directors were eligible to be selected to participate in the 2026 Plan.
Shares Available. The maximum number of shares of common stock that we may issue or deliver pursuant to awards granted under the 2026 Plan shall not exceed 3,000,000 shares (subject to adjustment for anti-dilution purposes as provided in the
2026 Plan), all of which we may issue pursuant to incentive stock options under the 2026 Plan (subject to anti-dilution adjustments as described in the 2026 Plan).
For purposes of determining the number of shares of common stock to be counted against the maximum share limits described above, each share of common stock subject to an award will be counted against the limit as one (1) share. In addition, the following shares will be counted against the limits described above and will not be available for re-issuance: (i)
shares withheld or delivered by a participant to satisfy tax withholding requirements for an award; (ii) shares not issued or delivered as a result of the net settlement of an outstanding award; (iii) shares withheld or delivered to pay the exercise price related to an outstanding option or SAR; and (iv) shares repurchased on the open market with the proceeds of the exercise price of an option.

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In calculating the 2026 Plan share limitations described above, the following shares will not be included: (i) shares subject to an award (or any portion of an award) that is canceled, terminates, expires, is forfeited or lapses for any reason; (ii) awards settled in cash; (iii) dividends, including dividends paid in shares; and (iv) any shares subject to an award other than an option or SAR that are not issued for any reason, including by reason of failure to achieve maximum performance goals.
Shares issued under the 2026 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2026 Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2026 Plan and will not reduce the maximum number of shares available under the 2026 Plan, subject to applicable stock exchange listing requirements.
Background for Shares Authorized for Issuance Under the 2026 Plan. As discussed further below, as of February 27,
2026, approximately 2,730,921 shares of our common stock remained available for grant under the 2017 Plan and 4,339,516 shares of our common stock, assuming a maximum payout under outstanding PSU awards, were subject to outstanding awards.
In setting the number of shares of common stock available for issuance under the 2026 Plan, the Board and Compensation
Committee considered a number of factors, some of which are discussed further below, including:
•Shares available under the 2017 Plan and total outstanding equity-based awards and how long the shares available are expected to last;
•Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as “run rate”); and
•Potential dilution and overhang.
Individual Limits. Awards granted under the 2026 Plan are subject to certain participant limitations. The aggregate number of shares that may be issued pursuant to awards granted under the 2026 Plan in any calendar year may not exceed 2,000,000 shares in the case of an eligible individual who is an employee or consultant (subject to adjustment as provided in the 2026
Plan). With respect to non-employee directors, the maximum number of shares that may be subject to awards granted to any non-employee director in any calendar year, taken together with any cash fees paid and the value of any cash-denominated awards granted during such calendar year to such non-employee director in respect of service as a member of the Board, shall not exceed $900,000 in total value (calculating the value of any such awards settled in shares based on the fair market value per share on the grant date of such an award, and subject to adjustment as provided in the 2026 Plan).
The participant award limitations and the terms of awards are subject to adjustment in the event of a change in the outstanding shares of our common stock (due to a merger, change in control, consolidation, recapitalization, stock split, stock dividend or similar transaction or event) or as otherwise provided in the 2026 Plan.
Awards. Under the 2026 Plan, the Compensation Committee may grant stock options (both non-qualified and “incentive stock options” within the meaning of Section 422 of the Code), restricted stock, RSUs, stock appreciation rights, performance awards (including PSUs and performance units), dividend equivalent rights and share awards with respect to shares of the
Company. Each award agreement will contain such restrictions, terms and conditions as the Compensation Committee may, in its discretion, determine.
Vesting. Under the 2026 Plan, the Compensation Committee will determine and set forth in the applicable award agreement the time or times at which, and/or the conditions required for, an award to vest, be earned, become exercisable and/or have restrictions lapse. Notwithstanding the foregoing, awards granted under the 2026 Plan will generally be subject to a minimum vesting (or earning) period of one year (with no installment vesting during such first year). However, the Compensation
Committee may provide for (i) the acceleration of vesting and/or exercisability of any award in its discretion in cases of death or disability or, to the extent provided under the 2026 Plan or an award agreement, a Change in Control or Corporate
Transaction; (ii) the grant of an award without a minimum vesting period or with a shorter minimum vesting period, but only with respect to awards for no more than an aggregate of five percent of the total number of authorized shares of common stock under the 2026 Plan; and (iii) the grant of (A) awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions or
(B) awards in exchange for foregone cash compensation. Our historical practice has been to impose multi-year award vesting

66 / JELD-WEN PROXY STATEMENT 2026

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periods (typically, three years) for our employees, although the Compensation Committee has discretion to modify vesting schedules, subject to 2026 Plan terms.
Stock Options. The option price will be determined by the Compensation Committee and set forth in the award agreement.
The exercise price per share under each option will not be less than the greater of par value per share or 100% of the fair market value of a share on the date the option is granted (110% in the case of an incentive stock option granted to a ten-
percent stockholder). An incentive stock option will not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an incentive stock option granted to a ten-percent stockholder) and a non-qualified stock option will not be exercisable after the expiration of ten (10) years from the date it is granted. All of the shares authorized under the 2026 Plan may be (but are not required to be) issued as incentive stock options.
Stock Appreciation Rights. The Compensation Committee will determine and set forth in the applicable award agreement the time or times at which an SAR will become vested and exercisable but in no event will any SAR have a term of greater than ten (10) years. Upon exercise of an SAR, the participant will be entitled to receive an amount determined by multiplying (i)
the excess of the fair market value of a share on the last business day preceding the date of exercise of such SAR over the fair market value of a share on the date the SAR was granted by (ii) the number of shares as to which the SAR is being exercised.
Payment may be made in the discretion of the Compensation Committee in whole shares having an aggregate fair market value equal to the SAR payment amount, in cash or in a combination of cash and shares.
Dividend Equivalent Rights. The Compensation Committee may provide that awards granted under the 2026 Plan (other than options and SARs) earn dividends or dividend equivalent rights (“dividend equivalents”). However, dividends and dividend equivalents (whether paid in cash or shares of common stock), if any, on unearned or unvested awards may not be paid (even if accrued) unless and until the underlying award (or relevant portion thereof) has vested and/or been earned, and such dividends and dividend equivalents will be forfeited to the extent the underlying award is forfeited. No dividends or dividend equivalents may be paid on options or SARs.
Share Awards. Awards of shares may be made as additional compensation for services rendered by the eligible individual or may be in lieu of cash or other compensation to which the eligible individual is entitled from the Company.
Restricted Stock. Each award agreement will specify the number of shares of restricted stock to which it relates, the conditions which must be satisfied in order for the restrictions on transferability to lapse and the circumstances under which the award will be forfeited. Restricted stock awards are settled in shares of common stock.
Restricted Stock Units. Each RSU represents the right of the participant to receive one share, together, if applicable, with such dividends as may have accrued with respect to such share from the time of the grant of the award until the time of vesting
(and subject to forfeiture on the same terms as applicable to the underlying RSUs), provided that the Compensation
Committee may determine that a RSU will be settled in cash or a combination of cash and shares.
Performance Share Units. PSUs are denominated in shares and each award agreement will specify the number of PSUs to which the award relates and the performance objectives and other conditions which must be satisfied in order for the PSUs to vest and be earned. Payments may be made entirely in shares valued at their fair market value, entirely in cash or in such combination of shares and cash as the Compensation Committee in its discretion will determine.
Performance Units. Each Performance Unit represents a right to receive shares, a cash payment or a combination of shares and cash, which has an initial value determined in an amount (which may be denominated in a cash amount) established by the Compensation Committee at the time of grant. Each award agreement will specify the number of performance units to which the award relates and the performance objectives and other conditions which must be satisfied in order for the award to vest and be earned. Payments may be made entirely in shares valued at their fair market value, entirely in cash or in such combination of shares and cash as the Compensation Committee in its discretion will determine.
Change in Control. Generally, a participant’s award agreement will provide specific terms, if any, applicable to that award in the event of a Change in Control of the Company (as defined below). The 2026 Plan does not provide for automatic acceleration upon a Change in Control. For purposes of the 2026 Plan, “Change in Control” means the occurrence of any of the following events with respect to the Company: (i) any person (other than directly from the Company) first acquires securities of the Company representing fifty percent or more of the combined voting power of the Company’s then outstanding voting securities, other than an acquisition by certain employee benefit plans, the Company or a related entity, or any person in connection with a non-control transaction; (ii) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately

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prior to such appointment or election; (iii) any merger, consolidation or reorganization, other than a non-control transaction; (iv)
a complete liquidation or dissolution or (v) sale or disposition of all or substantially all of the assets, other than a transfer to a related entity or the distribution of a related entity’s stock to the Company’s stockholders. A “non-control transaction” generally includes any transaction in which (i) stockholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (ii) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction or (iii) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Company’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.
Adjustments for Corporate Transactions. Unless otherwise provided in an award agreement, in connection with a merger, consolidation, reorganization, recapitalization or other similar change in the capital stock of the Company, a liquidation or dissolution of the Company or the sale by the Company of a subsidiary or business unit (each a “Corporate Transaction”), awards shall either: (i) continue following such Corporate Transaction, which may include, in the discretion of the
Compensation Committee or the parties to the Corporate Transaction, the assumption, continuation or substitution of the awards, in each case with appropriate adjustments to the number, kind of shares, vesting conditions and exercise prices of the awards; or (ii) terminate.
The 2026 Plan also includes provisions that require or permit the Compensation Committee to make certain adjustments to (i)
the maximum number and kind of shares of stock or other securities or other equity interests as to which awards may be granted under the 2026 Plan, (ii) the maximum number and class of shares or other stock or securities that may be issued upon exercise of incentive stock options, (iii) the number and kind of shares or other securities covered by any or all outstanding awards that have been granted under the 2026 Plan, (iv) the option price of outstanding options and the base price of outstanding SARs and (v) the performance objectives applicable to outstanding performance awards (or other awards, if applicable) in the event that: (a) the outstanding shares are changed into or exchanged for a different number or kind of shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution or other similar corporate event or transaction or (b) there is an extraordinary dividend or distribution by the
Company in respect of its shares or other capital stock or securities convertible into capital stock in cash, securities or other property. The 2026 Plan also provides that the Compensation Committee may provide that performance objectives related to performance awards may be subject to adjustment under certain circumstances, as described in the plan.
Award Transfer Restrictions. Except for transfers for no consideration by will or laws of descent or distribution and by beneficiary designation, no award may be (i) sold, transferred or otherwise disposed of, (ii) pledged or otherwise hypothecated or (iii) subject to attachment, execution or levy of any kind; and any purported transfer, pledge, hypothecation, attachment, execution or levy; provided further, that any transfer of an award that is permitted under the plan must be for no consideration.
Term; Amendment and Termination. The 2026 Plan will terminate on April 22, 2036 and no awards may be granted under the 2026 Plan after that date. The Board may earlier terminate the 2026 Plan and the Board may at any time and from time to time amend, modify or suspend the 2026 Plan, subject, if required by applicable laws, rules or regulations, to stockholder approval as provided in the 2026 Plan. The Compensation Committee may amend, alter, suspend and/or terminate any award granted under the 2026 Plan; provided, that an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant’s consent (except as otherwise provided in the 2026 Plan). In addition, stockholder approval is required to (i) make any adjustment (other than in connection with an adjustment event, a corporate transaction, a change in control or other transaction where an adjustment is permitted or required under the terms of the 2026 Plan) or amendment that reduces the option price of an option or base price of a SAR, whether through amendment, cancellation or replacement grants or other means, (ii) cancel for cash, equity awards, shares of common stock or other consideration any option for which the option price is greater than the then fair market value of a share or SAR for which the base price is greater than the then fair market value of a share or (iii) take other action with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange rules on which the shares are listed. The Compensation Committee has unilateral authority to amend the 2026 Plan and any award under the 2026 Plan to the extent necessary to comply with applicable laws, rules or regulations, or changes thereto. In addition, the Administrator may adjust awards upon the occurrence of certain unusual or nonrecurring events or under certain other circumstances, as provided in the 2026 Plan.
Certain United States Federal Income Tax Consequences. The following is a brief description of the principal United States federal (and not foreign, state or local) income tax consequences related to awards granted under the 2026 Plan as of the date of this Proxy Statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to

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a particular employee, non-employee director or consultant or to the Company. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. Tax laws are subject to change.
Non-Qualified Options. Generally, a grantee should not be subject to tax at the time a non-qualified option is granted, and no tax deduction is then available to the Company. Upon the exercise of a non-qualified option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid will be included in the grantee’s ordinary income and the Company will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will be treated by the grantee or transferee of the non-qualified option as either capital gain or capital loss and, depending upon the length of period following exercise, either short term or long term.
If the grantee pays the exercise price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. No gain or loss is recognized on delivery of the previously acquired shares to the Company, and shares received by the grantee equal in number to the previously acquired shares so exchanged will have the same basis and holding period for capital gain purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income equal to such fair market value is realized, and a holding period beginning as of such date.
Incentive Stock Options. A grantee should not be subject to tax at the time an incentive stock option is granted or exercised, and no tax deduction is available to the Company; however, the grantee may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the incentive stock option over the exercise price paid.
Upon disposition of the shares acquired upon exercise of an incentive stock option, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the grantee has not disposed of the shares within two years of the date of grant of the option or within one year from the date of exercise and has been employed by the Company at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability or death). If the grantee disposes of the shares acquired upon exercise of an incentive stock option without satisfying the holding period requirements (a disqualifying disposition), the grantee will recognize ordinary income at the time of the disqualifying disposition to the extent of the excess of the amount realized on such disqualifying disposition over the exercise price paid or, if less, the fair market value of the shares on the date the incentive stock option is exercised. Any remaining gain or loss is treated as a capital gain or capital loss.
If the grantee pays the exercise price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for disqualifying dispositions, no gain or loss is recognized upon the delivery of the previously acquired shares to the Company, and the shares received by the grantee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period for capital gain or capital loss purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the shares are issued to the grantee upon exercise of the incentive stock option. If such an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.
Pursuant to the Code and the terms of the 2026 Plan, in no event can there first become exercisable by a grantee in any one calendar year incentive stock options granted by the Company with respect to shares having an aggregate fair market value
(determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2026
Plan exceeds this limitation, it will be treated as a non-qualified option.
The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the grantee recognized ordinary income in a disqualifying disposition.
Restricted Stock. A grantee receiving restricted stock should not recognize ordinary income for tax purposes until the restrictions lapse, unless the individual elects otherwise, as described below. Rather, the grantee will have taxable ordinary income upon lapse of the restrictions equal to the fair market value of the shares at the time the restrictions lapse and the
Company will generally have a tax deduction in the same amount. Proceeds from the sale of stock sold after the restrictions lapse will be taxable as a capital gain or capital loss, depending upon the amount by which the sale price exceeds or is less than the fair market value of the stock at the time the restrictions lapse.

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Alternatively, a grantee who receives restricted stock can elect under Section 83 of the Code to recognize ordinary income immediately upon grant, in which case the grantee’s taxable ordinary income and the Company’s tax deduction are generally determined at the time of grant, as explained in the first paragraph of this section. However, if the grantee subsequently forfeits the stock, the grantee will not be able to recover the tax paid or take any tax deduction in respect of the tax previously paid.
Restricted Stock Units; Performance Share Units and Performance Units; Share Awards; Dividend Equivalents.
Generally, a grantee receiving RSUs, PSUs, performance units, share awards and dividend equivalent awards should not recognize ordinary income for tax purposes until the settlement of such awards in cash and/or shares. At settlement, the grantee will have taxable ordinary income equal to the fair market value of the shares and/or the amount of cash received and the Company will generally have a tax deduction in the same amount.
Limits on Company’s Deductions and Additional Grantee Taxes. Section 162(m) of the Code (“Section 162(m)”) generally places a $1 million annual limit on a company’s tax deduction for compensation paid to a “covered employee” (as defined under Section 162(m)).
If awards vest or are paid on an accelerated basis upon a Change in Control or a subsequent termination of employment, some or all of the value of that acceleration may be considered an “excess parachute payment” under Section 280G of the
Code. This would result in the imposition of a 20% federal excise tax on the recipients of the excess parachute payments and a loss of the Company’s deduction for the excess parachute payments.
Some awards under the 2026 Plan may be considered to be deferred compensation subject to Section 409A of the Code
(“Code Section 409A”) and related regulations and other guidance. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to an award, and the 2026 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the grantee will recognize taxable ordinary income in the year of non-compliance in the amount of all amounts subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture or if the award is subject to a substantial risk of forfeiture, in the year the substantial risk of forfeiture lapses. The grantee will be subject to an additional tax of 20% on all amounts includable in ordinary income and may also be subject to interest charges under Code
Section 409A.
The Company does not undertake to have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any grantee.
Tax Withholding. The Company may withhold from any payment of cash or shares to a grantee or other person an amount sufficient to cover any withholding taxes which may be required with respect to such payment or take any other action it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant, exercise, vesting or settlement of any award under the 2026 Plan. The Company has the right to require the payment of any such taxes or to withhold from wages or other amounts otherwise payable to the grantee. Alternatively, the Compensation Committee may in its sole discretion, permit a grantee, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an award, to elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the shares then issuable to him or her or (iii) deliver shares owned by the grantee (which are fully vested and not subject to any pledge or other security interest) prior to the exercise, vesting or other settlement of an award, in each case having an aggregate fair market value equal to the minimum tax withholding required by law (or such other amount as will not have any adverse accounting impact as determined by the Compensation Committee). Under the 2026 Plan, the number of shares to be withheld or delivered will have a fair market value (as determined pursuant to the 2026 Plan) as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless otherwise permitted by the
Compensation Committee in a manner in accordance with applicable laws, rules, and regulations and applicable accounting principles), the amount of such obligations being satisfied.
Additional Information Regarding Equity Awards
Shares Available and Outstanding Equity Awards. While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. As discussed above, among other factors, in setting the number of shares available for issuance under the 2026 Plan, the Board and Compensation Committee considered the number of shares available under the 2017
Plan, total outstanding equity-based awards and how long the shares available are expected to last. Set forth below is certain information about shares of our common stock that may be issued under the 2017 Plan as of February 27, 2026.

70 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

As of February 27, 2026 we had 86,305,141 shares of common stock issued and outstanding. The fair market value of one share of our common stock on February 27, 2026, as determined based on the closing price as reported on the NYSE, was
$1.96.
As described in more detail in the table below, under the 2011 and 2017 Plans (and without giving effect to shares that would be available under the 2026 Plan pursuant to Proposal 4) as of February 27, 2026:
•Approximately 2,730,921 shares remained available for issuance under the 2017 Plan (as noted below, we do not intend to grant awards for more than 300,000 shares of such number); and
•Approximately, 347,821 shares were subject to outstanding stock options and approximately 4,025,345 shares were subject to outstanding full value awards such as RSUs and PSUs, assuming a maximum payout for PSUs, under the
2011 and 2017 Plans.
The following table provides additional information regarding outstanding equity awards and shares available for future awards under the 2017 Plan and its predecessor plan, the 2011 Stock Incentive Plan, as of February 27, 2026. Awards granted under the 2017 Plan and the 2011 Stock Incentive Plan that are outstanding on the Effective Date will continue in accordance with their terms, and thus shares subject to such awards will be issued if and to the extent provided under such award terms. As noted above, as of February 27, 2026, approximately 2,730,921 shares remained available for the grant of awards under the
2017 Plan. These shares will not be rolled into the 2026 Plan.

NAME OF INCENTIVE PLAN	TOTAL SHARES UNDERLYING OUTSTANDING OPTION AWARDS (#)	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTION AWARDS ($)	WEIGHTED AVERAGE REMAINING CONTRACTUAL LIFE OF OUTSTANDING OPTION AWARDS (YEARS)	TOTAL SHARES UNDERLYING OUTSTANDING UNVESTED, TIME-BASED RESTRICTED STOCK UNITS (#)	TOTAL SHARES UNDERLYING OUTSTANDING UNVESTED, PERFORMANCE-BASED PERFORMANCE SHARE UNITS (1) (#)	TOTAL SHARES CURRENTLY AVAILABLE FOR GRANT (4) (#)

2017 Omnibus Equity Plan(2)	314,171	3.53	2.77	3,062,452	962,893	2,730,921
2011 Stock Incentive Plan(3)	33,650	23.81	1.38	—	—	—

1.Represents the maximum number of shares that the participants may earn under the associated PSU award agreements.
2.Amounts exclude the amended options for 942,763 shares and PSU awards for 201,603 shares that may only be settled in cash. No shares will be issuable pursuant to these awards.
3.In connection with the Company’s initial public offering, the 2011 Stock Incentive Plan was frozen and equity awards are no longer made under the plan.
4.As noted below, The Company does not intend to grant awards for more than 300,000 shares of such number of available shares under the 2017 Plan.
As noted above, the 2017 Plan expires on January 20, 2027 and no further awards may be granted under the 2017 Plan after such date. Prior to the Effective Date, we do not intend to grant any awards under the 2017 Plan, other than awards for up to
300,000 shares (the "Reserved Grants") in respect of awards that may be granted to new hires, as well as for promotion and retention purposes. If the 2026 Plan is approved by the stockholders, no awards will be granted under the 2017 Plan after the
Effective Date. However, if our stockholders do not approve the 2026 Plan, the Company expects to continue to grant awards under the 2017 Plan, to the extent that shares are available, until the expiration of the 2017 Plan on January 20, 2027.
Burn Rate. Our annual burn rate for fiscal year 2025 was 4.21%. Burn rate provides a measure of the potential dilutive impact of our annual equity award program and is defined as the number of shares granted under the Company’s equity plan during the year divided by the basic weighted average shares outstanding. The Company’s three-year average burn rate was 3.11%.
Overhang. The Board recognizes the impact of dilution on our stockholders and has evaluated the share request carefully in the context of the need to motivate and retain our leadership team and other employees, non-employee directors and consultants and to ensure that they are focused on our strategic priorities. Our overhang (a measure of shares subject to stock-based awards outstanding or reserved for future grants as a percentage of shares issued and outstanding) as of
February 27, 2026 (adjusted to account for the Reserved Grants) was 5.13%. This percentage assumes an expected issuance of awards for no more than 300,000 shares under the 2017 Plan prior to the Effective Date. If the 3,000,000 shares proposed to be authorized for grant under the 2026 Plan are included in the calculation, our overhang would be 8.16%. As noted above, as of February 27,2026, the maximum aggregate number of shares remaining available for issuance under the 2017 Plan was

71 / JELD-WEN PROXY STATEMENT 2026

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2,730,921 shares. These shares will not be added to or otherwise increase the number of shares to be made available under the 2026 Plan, and, as of April 22, 2026, no future awards will be granted under the 2017 Plan or any prior stock incentive plan if the 2026 Plan is approved by the stockholders. However, awards that are outstanding under the 2017 Plan and any prior plans as of the Effective Date  will continue in accordance with their respective terms. The Board believes that this number of shares of common stock represents a reasonable amount of potential equity dilution, which will allow us to continue awarding the equity awards that are vital to our equity compensation program.
Total Dilution. Total dilution under the 2017 Plan (assuming a maximum payout for PSUs), as a percentage of common stock outstanding as of February 27, 2026 was 8.19%.
New Plan Benefits.
No awards will be granted under the 2026 Plan unless it is approved by our stockholders. The selection of individuals who will receive awards under the 2026 Plan, if our stockholders approve the 2026 Plan, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants.
In 2025, we granted awards under the 2017 Plan to our named executive officers and non-employee directors and to other eligible employees. Our equity grant program is described under the “Equity Compensation Plans,” “Compensation Discussion
and Analysis,” “Executive Compensation” and “Director Compensation” sections in this Proxy Statement.
The Board believes that approval of the 2026 Plan is in the best interests of the Company and its stockholders in order to continue the purposes of our equity compensation program and to serve as an important recruitment and retention tool. The
Board believes that substantial equity-based ownership encourages management to take actions favorable to the long-term interests of the Company and its stockholders. Accordingly, equity-based compensation makes up a significant portion of the overall compensation of our executive management team. The Board believes that the adoption of the 2026 Plan will allow us to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.
Equity Compensation Plan Information
The following table sets forth information with respect to shares of our common stock that may be issued under our existing equity compensation plans, as of December 31, 2025:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))

Equity compensation plans approved by security holders	4,995,041(2)	$14.13	2,318,282 (3)

Equity compensation plans not approved by security holders	—	—	—

Total	4,995,041	$14.13	2,318,282

1.Excludes RSUs and PSUs, which have no exercise price.
2.Consists of shares underlying 1,290,584 stock options, 2,673,826 RSUs and 1,030,631 PSUs outstanding under the 2011 Stock Incentive Plan and 2017
Plan. In February 2026, all outstanding stock options granted to Messrs. Christensen, Hayes and Meier and Mses. Stoddard and Livingston (options for
942,763 shares in the aggregate) were amended to include a tandem stock appreciation right component which will be settled solely in cash upon exercise.
As a result, no shares will be issued pursuant to the exercise of these options. In February 2026, the PSUs granted in 2024 to Messrs. Christensen, Hayes and Meier and Mses. Stoddard and Livingston (PSUs for 201,603 in the aggregate) were amended to provide that such PSUs, to the extent vested and earned, would be settled solely in cash. As a result, no shares will be issued pursuant to those awards.
3.Number of securities remaining for future issuances includes only shares available under the 2017 Plan.

Our Board unanimously recommends a vote “FOR” the approval of the JELD-WEN Holding, Inc. 2026 Omnibus Equity Plan.

72 / JELD-WEN PROXY STATEMENT 2026

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INFORMATION ABOUT THE
ANNUAL MEETING AND VOTING
Questions and Answers About the Annual Meeting

Why am I receiving these materials?
You are receiving these materials because, at the close of business on February 23, 2026 (the “Record Date”), you owned shares of the Company’s common stock, $0.01 par value per share. All stockholders of record on the Record Date are entitled to virtually attend and vote at the Annual Meeting. Each share of our common stock is entitled to vote at the Annual Meeting.
As of the Record Date, we had 86,305,141 shares of common stock outstanding. With respect to all matters submitted for vote at the Annual Meeting, each share of common stock is entitled to one vote.

What is a proxy?
A “proxy” is your legal designation of another person to vote the stock you own in the manner you direct. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted at the Annual
Meeting in accordance with the stockholder’s specific voting instructions.
The Board is soliciting proxies for use at the Annual Meeting and has designated James Hayes and Willie White to serve as proxies for the Annual Meeting, or any postponements or adjournments of the meeting. We have retained Innisfree M&A
Incorporated for a fee of $15,000, plus reasonable out-of-pocket expenses, to help us solicit proxies from brokers, bank nominees and other institutional owners.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
The SEC rules allow companies to choose the method for delivery of proxy materials to stockholders. The Company has elected to mail a Notice of Internet Availability of Proxy Materials, rather than send a full set of these materials in the mail. The
Notice of Internet Availability of Proxy Materials were sent to stockholders beginning on or about March 12, 2026, and the proxy materials were posted in the Financials section of the Company’s website, investors.jeld-wen.com, and on the website referenced in the Notice of Internet Availability of Proxy Materials on or around the same day.
Utilizing this method of proxy delivery expedites receipt of proxy materials by the Company’s stockholders and lowers the
Company’s costs. All stockholders will have the ability to access, and receive instructions on how to access, the proxy materials over the Internet or request a printed set of the proxy materials, if desired. The Notice of Internet Availability of Proxy
Materials also provides instructions on how to vote using the Internet. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholders of Record. If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC, you are a stockholder of record with respect to those shares and the Notice of Internet Availability of Proxy Materials or the proxy materials were sent directly to you by Broadridge Financial Solutions, Inc. (“Broadridge”).
Beneficial Owners. If you hold your shares in an account at a bank or broker, then you are the beneficial owner of shares held in “street name.” The Notice of Internet Availability of Proxy Materials or proxy materials were forwarded to you by your bank or broker, who is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank or broker on how to vote the shares held in your account.

How can I access the proxy materials for the Annual Meeting?
Stockholders may access the proxy materials, which include the Notice of Annual Meeting of Stockholders, Proxy Statement
(including a form of proxy card) and 2025 Annual Report on the Internet at www.proxyvote.com. You can also request a paper copy of the proxy materials be mailed to you free of charge via the Internet (at www.proxyvote.com), by telephone (toll-free at
800-579-1639) or by sending an email to sendmaterial@proxyvote.com and referencing the 16-digit number on the Notice of
Internet Availability of Proxy Materials that you received. Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and will help preserve environmental resources.
Stockholders of Record. You may elect to receive future proxy materials electronically at www.proxyvote.com.
Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.
You can help us make a difference by eliminating paper proxy mailings. With your consent, we will provide all future proxy materials electronically. Instructions for consenting to electronic delivery can be found on your proxy card or at www.proxyvote.com. Your consent to receive proxy materials electronically will remain in effect until canceled.

74 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

What matters am I voting on, how may I vote on each matter, and how does the Board recommend that I vote on each matter?
The below table sets forth each of the matters you are being asked to vote on, the standard for determining the outcome of the vote, how you may vote on each proposal and how the Board recommends that you vote on each proposal. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of the vote required under our Bylaws.

MATTER TO BE VOTED UPON	HOW MAY I VOTE?	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

1. The election of ten director nominees
identified in this Proxy Statement as
described in Proposal One.
Each director must be elected by a
plurality of the votes cast. A plurality
means that the nominees with the largest
number of votes “FOR” are elected as
directors up to the maximum number of
directors to be elected at the Annual
Meeting.

You may (i) vote FOR the election of all
director nominees named herein; (ii)
WITHHOLD authority to vote for all such
director nominees; or (iii) vote FOR the
election of some director nominees and
WITHHOLD authority to vote for specific
director nominees by so indicating in the
space provided on the proxy. If you
WITHHOLD your vote, your shares will not
be considered to have been voted and will
have no effect on the vote on this matter.
The Board recommends that you vote FOR all ten director nominees.

2.The approval, on a nonbinding, advisory
basis, of the compensation of our named
executive officers.
The affirmative vote of a majority of the
votes cast affirmatively or negatively is
required to approve this advisory proposal,
meaning that only votes cast “FOR” or
“AGAINST” the proposal will be counted in
determining the outcome.

You may vote FOR or AGAINST the
advisory vote on the compensation of our
named executive officers, or you may
indicate that you wish to ABSTAIN from
voting on the matter. An abstention will have
no effect on the vote on this matter.
The Board recommends that you vote FOR the approval, on an advisory basis, of the Company’s executive compensation.

3.The ratification of PwC as the Company’s
independent auditor for 2026.
The affirmative vote of a majority of the
votes cast affirmatively or negatively is
required to approve this proposal, meaning
that only votes cast “FOR” or “AGAINST” the
proposal will be counted in determining the
outcome.
	You may vote FOR or AGAINST the ratification of PwC, or you may indicate that you wish to ABSTAIN from voting on the matter. An abstention will have no effect on the vote on this matter.	The Board recommends that you vote FOR the ratification of PwC as the Company’s independent auditor for 2026.

4. The approval of the 2026 Omnibus Equity
Plan.
The affirmative vote of a majority of the
votes cast affirmatively or negatively is
required to approve this proposal, meaning
that only votes cast “FOR” or “AGAINST” the
proposal will be counted in determining the
outcome.
	You may vote FOR or AGAINST the 2026 Omnibus Equity Plan, or you may indicate that you wish to ABSTAIN from voting on the matter. An abstention will have no effect on the vote on this matter.	The Board recommends that you vote FOR the 2026 Omnibus Equity Plan.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under the laws of
Delaware or other applicable laws.

75 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

How do I vote if I am a stockholder of record?
As a stockholder of record, you may vote your shares in any one of the following ways:
•Call the toll-free number shown on the proxy card;
•Vote, in advance of the Annual Meeting, on the Internet on the website shown on the proxy card;
•Mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or
•Vote online at the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/JELD2026.
Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone or online in advance of the Annual Meeting will not affect your right to virtually attend the Annual Meeting and vote online at the Annual Meeting.

How do I vote if I am a beneficial owner?
As the beneficial owner, you have the right to direct your bank or broker how to vote your shares by following the instructions that your bank or broker sent to you. You will receive, or be provided access to, proxy materials and voting instructions for each account that you have with a bank or broker. As a beneficial owner, if you wish to change the directions that you have provided your bank or broker, you should follow the instructions that your bank or broker sent to you.
As a beneficial owner, you are also invited to virtually attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you obtain in advance a signed legal proxy from your bank or broker giving you the right to vote the shares and follow the instructions at www.virtualshareholdermeeting.com/
JELD2026.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?
Stockholders of Record. If you are a stockholder of record and sign and return your proxy card or complete the online or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them in accordance with the recommendations of the Board, as follows:
•FOR the election of the ten director nominees;
•FOR the approval, on an advisory basis, of the compensation of our named executive officers;
•FOR the ratification of PwC as our independent auditor for 2026; and
•FOR the approval of the 2026 Omnibus Equity Plan.
Beneficial Owners. If you sign your voting card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes, abstentions and withheld votes?
Under the rules of the NYSE, if you are a beneficial owner of shares held in street name, your bank or broker has discretion to vote only on certain “routine” matters without your voting instructions. The only “routine” proposal you are being asked to vote on at the Annual Meeting is the ratification of PwC as the Company’s independent auditor for the fiscal year ending December
31, 2026 (Proposal Three). Your bank or broker will not be permitted to vote your shares on any of the other proposals at the
Annual Meeting unless you provide proper voting instructions. Accordingly, stockholders are urged to give their bank or broker instructions on voting their shares on all matters.
Our Bylaws require that elections of directors (Proposal One) be determined by a plurality of the votes cast. Abstentions, withheld votes and broker non-votes have no effect on the proposal for the election of directors. Any non-employee director nominee who does not receive the affirmative vote of the majority of votes cast must promptly tender their resignation from the
Board.

76 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

The affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve the compensation of the
Company’s named executive officers on an advisory basis (Proposal Two), the ratification of PwC as the Company’s independent auditor for the fiscal year ending December 31, 2026 (Proposal Three) and to approve the 2026 Omnibus Equity
Plan (Proposal Four). Abstentions and broker non-votes will have no effect on the outcome of Proposals Two, Three and Four.

How do I vote Plan Shares?
If you are a participant in the JELD-WEN Employee Stock Ownership and Retirement Plan (“ESOP”) and/or JELD-WEN KSOP
(“KSOP”; together with the ESOP, each a “Plan”), you will receive a voting card that will permit you to instruct the administrator of the Plan how to vote the shares of common stock credited to your account(s) and held in a Plan on February 23, 2026.
The administrator, as custodian of the Plan’s assets and stockholder of record, will vote these shares in accordance with your instructions to the Plan administrator. The Plan administrator will vote uninstructed shares proportionally to vote instructions received.

What can I do if I change my mind after I vote?
Stockholders of Record. If you are a stockholder of record, you can revoke your proxy before it is exercised by:
•Written notice of revocation to JELD-WEN Holding, Inc., 2645 Silver Crescent Drive, Charlotte, North Carolina 28273,
Attention: Corporate Secretary;
•Timely delivery of a valid, later-dated proxy or a later-dated online vote or vote by telephone; or
•Virtually attending the Annual Meeting and voting electronically by ballot online by following the instructions at
www.virtualshareholdermeeting.com/JELD2026.
Beneficial Owners. If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your bank or broker. You may also vote online at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares represented by valid proxies received and not revoked will be voted at the Annual Meeting in accordance with the stockholder’s specific voting instructions.

How can I virtually attend the Annual Meeting?
You are entitled to virtually attend the Annual Meeting only if you were a stockholder of record as of the Record Date or you hold a valid legal proxy for the Annual Meeting as described in the answer to the previous question, by logging in at
www.virtualshareholdermeeting.com/JELD2026. To log in, you will need the 16-digit control number provided on your proxy card or voting instruction form. Attendees will be required to comply with meeting guidelines and procedures available at
www.virtualshareholdermeeting.com/JELD2026.

What votes need to be present to hold the Annual Meeting?
Under our Bylaws, a quorum will exist at the Annual Meeting if stockholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Stockholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum.
Abstentions, withheld votes and broker non-votes are counted as “present” for determining a quorum. Virtual attendance at our
Annual Meeting constitutes presence in person for purposes of quorum at the meeting.

77 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Who will count the votes?
American Election Services, LLC (“AES”) will act as the inspector of elections and count the votes.

Where can I find the voting results?
We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on
Form 8-K that we will file with the SEC after the Annual Meeting. If on the date of this Form 8-K filing the inspector of election for the Annual Meeting has not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent amendment on Form 8-K/A filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?
We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of
Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the 2025 Annual
Report and proxy card), as applicable, and any additional information furnished to stockholders. Broadridge will assist us in distribution of the proxy materials and AES will provide voting and tabulation services for the Annual Meeting.
We may reimburse banks, brokers, custodians and nominees for their reasonable costs of forwarding proxy materials to beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers, or other employees for such services.

Are you “householding” for stockholders sharing the same address?
The SEC’s rules permit us to deliver a single copy of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials, as applicable, to an address that two or more stockholders share. This method of delivery is referred to as
“householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive.
We will deliver only one Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy
Statement, the 2025 Annual Report and proxy card with postage-paid envelope), as applicable, to multiple registered stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders at the address or telephone number below.
If printed copies of proxy materials are requested, we will still send each stockholder an individual proxy card.
If you did not receive an individual copy of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials, as applicable, we will send copies to you if you contact us at JELD-WEN Holding, Inc., 2645 Silver Crescent Drive,
Charlotte, North Carolina 28273, Attention: Corporate Secretary or by telephone at (877) 592-7575. If you and other residents at your address received multiple copies of the Notice of Internet Availability of Proxy Materials and desire to receive only a single copy of these materials, you may contact your bank or broker or contact us at the above address or telephone number.

78 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

What is the deadline for stockholders to propose actions for consideration at the 2027 Annual Meeting of Stockholders?
Stockholder Proposals to be Considered for Inclusion in the Company’s 2027 Proxy Materials. To be considered for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders, stockholder proposals submitted pursuant to SEC Rule
14a-8 must be received by or before close of business on Thursday, November 12, 2026 and be submitted in accordance with
Rule 14a-8 and the Company’s Bylaws. These stockholder proposals must be in writing and received by the deadline described above at our principal executive offices at JELD-WEN Holding, Inc., 2645 Silver Crescent Drive, Charlotte, North
Carolina 28273, Attention: Corporate Secretary. If we do not receive a stockholder proposal by the deadline described above, the proposal may be excluded from our proxy statement for our 2027 Annual Meeting of Stockholders.
Other Stockholder Proposals for Presentation at the 2027 Annual Meeting of Stockholders. A stockholder proposal that is not submitted for inclusion in our 2027 proxy materials but is instead intended to be presented at the 2027 Annual Meeting of
Stockholders, or that intends to submit a candidate for nomination as director at the 2027 Annual Meeting of Stockholders, must comply with the “advance notice” deadlines in our Bylaws. As such, notice of such business or nominations must be delivered to the Company not later than the close of business on the 45th day, nor earlier than the close of business on the 75th day, prior to the one-year anniversary of March 12, 2026, the date on which the 2026 Proxy Materials were first mailed, as set forth more fully in our Bylaws, and must comply with the other requirements set forth in our Bylaws. Such notices must be in writing and received within the “advance notice” deadlines described above at our principal executive office: JELD-WEN
Holding, Inc., 2645 Silver Crescent Drive, Charlotte, North Carolina 28273, Attention: Corporate Secretary.

Whom should I contact if I have any questions?
If you have any questions about your ownership of Company
voting stock, please contact our transfer agent at:
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, New York 10005
Internet: www.equiniti.com
Telephone: (800) 468-9716
Email: helpAST@equiniti.com
(reference JELD-WEN Holding, Inc. in the subject line)
If you have any questions about voting or the Annual Meeting, please contact the Company’s Shareholder Services team at:
JELD-WEN Holding, Inc. Shareholder Services
2645 Silver Crescent Drive
Charlotte, North Carolina 28273
Toll Free: (877) 592-7575
Fax: (704) 246-5009
Email: ShareholderServices@jeldwen.com

Incorporation by Reference
The Audit Committee Report and the Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the information contained on, or that can be accessed through, our website is not part of this Proxy Statement and references to our website addresses in this Proxy Statement are inactive textual references only.

79 / JELD-WEN PROXY STATEMENT 2026

PROXY SUMMARY	CORPORATE GOVERNANCE	BOARD OF DIRECTORS	COMPENSATION OF EXECUTIVE OFFICERS	AUDIT COMMITTEE MATTERS	OTHER PROPOSAL	ANNUAL MEETING AND VOTING INFO

Access to Reports and Other Information
We file or furnish our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy
Statements and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the
SEC’s website at www.sec.gov.
Our website is investors.jeld-wen.com. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports
on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably  practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Conduct and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to
JELD-WEN Holding, Inc. Attention: Corporate Secretary, at 2645 Silver Crescent Drive, Charlotte, North Carolina 28273.
References to our website in this Proxy Statement are inactive textual references only and the contents of our website are not incorporated by reference into this Proxy Statement for any purpose.

List of Company Stockholders
A list of our stockholders as of February 23, 2026, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting.
To access the list of stockholders during the Annual Meeting, please visit www.virtualshareholdermeeting.com/JELD2026 and enter the control number provided on your proxy card or voting instruction form.

Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named on the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

A-1 / JELD-WEN PROXY STATEMENT 2026
APPENDIX A – RECONCILIATION OF
NON-GAAP FINANCIAL MEASURES
Reconciliations of (loss) income from continuing operations, net of tax to Adjusted EBITDA from continuing operations on a consolidated basis are as follows:

	YEAR ENDED

(AMOUNTS IN THOUSANDS)	2025	2024	2023	2022	2021

(Loss) income from continuing operations, net of tax	($622,249)	($187,580)	$25,235	$12,223	$131,322
Income tax expense (1)	$147,930	$16,762	$63,339	$18,041	$19,636
Depreciation and amortization (2)	$112,381	$125,786	$134,996	$113,132	$116,355
Interest expense, net	$67,182	$67,237	$72,258	$82,505	$76,788
Special items:
Net legal and professional expenses and settlements (3)	$31,464	$62,722	$28,184	($287)	$15,598
Goodwill impairment (4)	$334,617	$94,801	—	$54,885	—
Restructuring and asset-related charges, net (5) (6)	$44,511	$68,092	$35,741	$17,622	$2,556
M&A related costs (7)	$9,053	$15,296	$6,575	$9,752	$5,206
Net (gain) loss on sale of business, property, and equipment (8)	($37,149)	($13,752)	($10,523)	($8,036)	$2,086
Loss on extinguishment and refinancing of debt (9)	$237	$1,908	$6,487	—	$1,342
Share-based compensation expense (10)	$14,994	$15,465	$17,477	$14,577	$19,988
Pension settlement charge (11)	6,644	—	$4,349	—	—
Non-cash foreign exchange transaction/translation (gain) loss (12)	—	($3,101)	$595	$12,437	($10,421)
Other special items (13)	$8,374	$11,612	($4,274)	$21,996	$12,318
Adjusted EBITDA from continuing operations	$117,989	$275,248	$380,439	$348,847	$392,774
1.Income tax expense in the year ended December 31, 2025, includes $129.2 million attributable to an increase in the valuation allowance recorded against our
U.S. tax attributes and $5.1 million attributed to withholding tax accrued on certain foreign undistributed earnings from prior years. Income tax expense in the year ended December 31, 2023, includes an increase in valuation allowance against foreign net operating loss carryforwards of $30.0 million. Refer to Note 15
- Income Taxes to our consolidated financial statements included in the 2025 Form 10-K for more information.
2.Depreciation and amortization expense includes accelerated amortization of $14.1 million in the years ended December 31, 2024 and 2023 in Corporate and unallocated costs for an ERP that we are no longer utilizing after we completed our related obligations under the JW Australia Transition Services Agreement during the first quarter of 2024. In addition, depreciation and amortization expense in the year ended December 31, 2023, includes accelerated depreciation of
$9.1 million in North America from reviews of equipment capacity optimization.
3.Net legal and professional expenses and settlements include non-recurring transformation journey expenses of $28.7 million, $59.2 million, $26.1 million and
$3.8 million in the years ended December 31, 2025, 2024, 2023 and 2022, respectively. For the year ended December 31, 2025, these expenses primarily relate to project-based consulting fees that directly support the transformation journey that are not expected to recur in the foreseeable future. These projects include the centralization of human resources processes, North America supply chain network optimization strategy, and other projects related to our transformation journey. For the years ended December 31, 2024 and 2023, these expenses primarily relate to the engagement of a transformation consultant for a period spanning from the third quarter of 2023 through April 2025, for which we incurred $40.7 million and $20.0 million, respectively. Expenses for this transformation consultant’s engagement, which was extended into 2025, included $2.5 million in the year ended December 31, 2025. Additionally, net legal

A-2 / JELD-WEN PROXY STATEMENT 2026
and professional expenses and settlements include $1.6 million, $2.8 million, and $1.8 million in the years ended December 31, 2025, 2024, and 2023, respectively, relating to litigation of historic legal matters. Net legal and professional expenses and settlements include ($10.5) million of income resulting from a legal settlement, partially offset by $3.9 million in legal expenses relating primarily to litigation in the year ended December 31, 2022. In the year ended
December 31, 2021, net legal and professional expenses and settlements include $14.4 million in legal fees and settlements relating primarily to litigation.
4.Goodwill impairment in the year ended December 31, 2025, consists of goodwill impairment charges related to the full impairment of goodwill in our North
America and Europe reporting units. Goodwill impairment in the year ended December 31, 2024, consists of a $63.4 million goodwill impairment charge associated with our Europe reporting unit, and a $31.4 million goodwill impairment charge in our North America segment related to the court-ordered divestiture of Towanda. Goodwill impairment charges in the year ended December 31, 2022, consist of a goodwill impairment charge of $54.9 million associated with our Europe reporting unit. Refer to Note 6 - Goodwill to our consolidated financial statements included in the 2025 Form 10-K for more information.
5.Restructuring and asset-related charges, net represents severance, accelerated depreciation and amortization, equipment relocation and other expenses directly incurred as a result of restructuring events. The restructuring charges primarily relate to charges incurred to change the operating structure, eliminate certain roles, and close certain manufacturing facilities in our North America and Europe segments. Refer to Note 19 - Restructuring and Asset-Related
Charges, Net to our consolidated financial statements included in the 2025 Form 10-K for more information.
6.Product and inventory-related charges related to announced facility closures were detrimental to Adjusted EBITDA from continuing operations. Refer to Note
19 - Restructuring and Asset-Related Charges, Net to our consolidated financial statements included in the 2025 Form 10-K for more information.
7.M&A related costs consist of legal and professional expenses related to the court-ordered divestiture of Towanda and other strategic initiatives.
8.Net gain on sale of business, property, and equipment in the year ended December 31, 2025, primarily relates to the court-ordered divestiture of Towanda, the sale of property in Coral Springs, Florida and the sale of property and equipment in Marion, North Carolina. Net gain on sale of business, property, and equipment in the year ended December 31, 2024, primarily relates to the sale of our business in St. Kitts and properties in Chile, Mexico, and Klamath Falls,
Oregon. Net gain on sale of business, property and equipment in the year ended December 31, 2023, primarily relates to the sale of properties in the United
Kingdom, Australia, and Klamath Falls, Oregon. Net gain on sale of business, property and equipment in the year ended December 31, 2022, primarily relates to the sale of a property in Phoenix, Arizona.
9.Loss on extinguishment and refinancing of debt consists of $0.2 million in the year ended December 31, 2025, associated with an amendment of our ABL
Facility. Loss on extinguishment and refinancing of debt of $1.9 million in the year ended December 31, 2024, associated with an amendment of our Term
Loan Facility and redemption of the remaining $200.0 million of our 4.63% Senior Notes. Loss on extinguishment and refinancing of debt of $6.5 million in the year ended December 31, 2023, is related to the redemption of $250.0 million of our 6.25% Senior Secured Notes and $200.0 million of our 4.63% Senior
Notes. Refer to Note 12 - Long-Term Debt to our consolidated financial statements included in the 2025 Form 10-K for more information.
10.Share-based compensation expense represents equity-based compensation expense related to the issuance of share-based awards.
11.Pension settlement charge of $6.6 million in the year ended December 31, 2025, is due to the purchase of group annuity contracts and transfer of pension obligations associated with our U.S. defined benefit pension plan to an insurer. Pension settlement charge of $4.4 million in the year ended December 31,
2023, represents a settlement loss associated with our U.S. defined benefit pension plan resulting from a one-time lump sum payment offered to pension plan participants. Refer to Note 26 - Employee Retirement and Pension Benefits to our consolidated financial statements included in the 2025 Form 10-K for more information.
12.Non-cash foreign exchange transaction/translation (gain) loss is primarily associated with fair value adjustments of foreign currency derivatives and revaluation of balances denominated in foreign currencies.
13.Other special items not core to ongoing business activity include: (i) in the year ended December 31, 2025 $3.5 million in expenses related to an environmental matter in Corporate and unallocated costs; (ii) in the year ended December 31, 2024, a loss of $4.8 million of cumulative foreign currency translation adjustments related to the substantial liquidation of a foreign subsidiaries in Chile and Mexico in our North America segment; (iii) in the year ended
December 31, 2023, ($3.1) million in income from short-term investments and forward contracts related to the JW Australia divestiture in Corporate and unallocated costs, ($2.8) million in adjustments to compensation and non-income taxes associated with exercises of legacy equity awards in our Europe segment, and $2.2 million in costs that do not meet the U.S. GAAP definition of restructuring, primarily related to the closure of a certain facility in our Europe segment; (iv) in the year ended December 31, 2022, $3.3 million relating primarily to exit costs for executives in Corporate and unallocated costs, ($2.0) million relating to a credit received for overpayment of utility expenses in our North America segment, and $2.6 million and $16.3 million in our North America and
Europe segments, respectively, in costs that do not meet the U.S. GAAP definition of restructuring, primarily related to the closure of certain facilities and (v) in the year ended December 31, 2021, $4.2 million in compensation and taxes associated with exercises of legacy equity awards in our Europe segment, and
$3.8 million in expenses related to environmental matters, $2.3 million in costs that do not meet the U.S. GAAP definition of restructuring, primarily related to the closure of a certain facility in our North America segment, and $1.3 million in expenses related to fire damage and downtime at one of our facilities in our
North America segment.

B-1 / JELD-WEN PROXY STATEMENT 2026
APPENDIX B – 2026 OMNIBUS EQUITY PLAN
JELD-WEN HOLDING, INC.
2026 OMNIBUS EQUITY PLAN
1.Purpose.
The purpose of the Plan is to assist the Company with attracting, retaining, incentivizing and motivating officers, employees and directors of, and consultants to, the Company, its Subsidiaries and Affiliates and to promote the success of the
Company's business by providing participating individuals with a proprietary interest in the performance of the Company.  The
Company believes that this incentive program will cause participating officers, employees, directors and consultants to increase their interest in the welfare of the Company, its Subsidiaries and Affiliates and to align their interests with those of the stockholders of the Company, its Subsidiaries and Affiliates.
2.Definitions.
In addition to other terms that are defined in the Plan, an Award Agreement or other applicable instrument, the following shall apply:
2.1.“Adjustment Event” shall have the meaning ascribed to such term in Section 12.1.
2.2.“Affiliate” shall mean any entity that the Company, either directly or indirectly through one or more intermediaries, is in common control with, is controlled by or controls, each within the meaning of the Securities Act.
2.3.“Applicable Law” means any applicable laws, rules and regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange.
References to any applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Committee determines otherwise.
2.4.“Award” means, individually or collectively, a grant of an Option, Restricted Stock, a Restricted Stock Unit, a
Stock Appreciation Right, a Performance Award (including a Performance Share Unit or a Performance Unit), a Dividend
Equivalent Right, a Share Award or any or all of them, and any other award granted under the Plan.
2.5.“Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth certain terms and conditions thereof.
2.6.“Board” means the Board of Directors of the Company.
2.7.“Change in Control” means the occurrence of any of the following:
(a)An acquisition (other than directly from the Company) of any voting securities of the Company (the
“Voting Securities”) by any Person, immediately after which such Person first acquires “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then-outstanding Voting Securities; provided, however, that in determining whether a
Change in Control has occurred pursuant to this Section 2.7(a), the acquisition of Voting Securities in a Non-Control
Acquisition (as hereinafter defined) shall not constitute a Change in Control.  A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B)
any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);
(b)The individuals who, as of the Effective Date of this Plan, are members of the Board (the
“Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the stockholders of the Company, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”)
including by reason of any agreement intended to avoid or settle any Proxy Contest;

B-2 / JELD-WEN PROXY STATEMENT 2026
(c)The consummation of:
(i)A merger, consolidation or reorganization (x) with or into the Company or (y) in which securities of the Company are issued (a “Merger”), unless such Merger is a Non-Control Transaction.  A
“Non-Control Transaction” shall mean a Merger in which:
(a)The stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (i) the corporation resulting from such Merger (the “Surviving
Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (ii) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;
(b)The individuals who were members of the Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (i) the Surviving Corporation, if there is no Parent Corporation, or (ii) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and
(c)No Person other than (i) the Company or another corporation that is a party to the agreement of Merger, (ii) any Related Entity, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any
Related Entity or (iv) any Person who, immediately prior to the Merger, had Beneficial Ownership of
Voting Securities representing more than fifty percent (50%) of the combined voting power of the
Company's then-outstanding Voting Securities, has Beneficial Ownership, directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding voting securities of (x)
the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one
Parent Corporation, the ultimate Parent Corporation;
(ii)A complete liquidation or dissolution of the Company; or
(iii)The sale or other disposition of all or substantially all of the assets of the Company and its
Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject
Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Voting Securities Beneficially Owned by the
Subject Person, then a Change in Control shall occur.
Further, notwithstanding the preceding provisions of this Section 2.7, in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Section 409A, then a transaction shall only be considered a “Change in Control” with respect to such Awards if it also qualifies as (i) a change in the ownership of the
Company; (ii) a change in effective control of the Company; or (iii) a change in the ownership of a substantial portion of the assets of the Company, as such terms are defined and interpreted under Regulation Section 1.409A-3(i)(5).
The Committee shall have authority, in its discretion (subject to any Section 409A considerations) to determine whether a
Change in Control has occurred and any related matters thereto.
2.8.“Code” means the Internal Revenue Code of 1986, as amended.  Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.
2.9.“Committee” means the Compensation Committee of the Board (or a subcommittee thereof) or such other committee of the Board to which the Board has delegated power to administer the Plan or the full Board in the event that the
Board has elected to administer the Plan in whole or in part.
2.10.“Company” means JELD-WEN Holding, Inc., a Delaware corporation, or any successor thereto.
2.11.“Consultant” means any consultant or advisor, other than an Employee or Director, who is a natural person and who renders services to the Company or a Subsidiary that (i) are not in connection with the offer and sale of the
Company's securities in a capital raising transaction and (ii) do not directly or indirectly promote or maintain a market for the
Company's securities.

B-3 / JELD-WEN PROXY STATEMENT 2026
2.12.“Corporate Transaction” means (i) a merger, consolidation, reorganization, recapitalization or other transaction or event having a similar effect on the Company's capital stock, (ii) a liquidation or dissolution of the Company or
(iii) the sale by the Company of a Subsidiary or business unit.  For the avoidance of doubt, a Corporate Transaction may be a transaction that is also a Change in Control.
2.13.“Director” means a member of the Board.
2.14.“Disability” means, with respect to a Participant, a permanent and total disability as defined in Section
22(e)(3) of the Code.  A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to any reasonable examination(s) required by such physician upon request.
Notwithstanding the foregoing provisions of this Section 2.14, in the event any Award is considered to be “deferred compensation” as that term is defined under Section 409A and the terms of the Award are such that the definition of “disability”
is  required to comply with the requirements of Section 409A then, in lieu of the foregoing definition, the definition of “Disability”
for purposes of such Award shall mean, with respect to a Participant, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
2.15.“Division” means any of the operating units or divisions of the Company designated as a Division by the
Committee.
2.16.“Dividend Equivalent Right” means a right to receive cash or Shares based on the value of dividends that are paid with respect to Shares.
2.17.“Effective Date” means the date of the Plan's approval by the Company's stockholders.
2.18.“Eligible Individual” means any Employee, Director or Consultant.
2.19.“Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records.  An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or Subsidiary during such period.  An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the
Company or any Subsidiary, or between the Company and any Subsidiaries.
2.20.“Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.21.“Fair Market Value” on any date means:
(a)If the Shares are listed for trading on a national securities exchange, the closing price at the close of the primary trading session of the Shares on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as officially quoted in the consolidated tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price; or
(b)If the Shares are not listed for trading on a national securities exchange, the fair market value of the
Shares as determined in good faith by the Committee, and, if applicable, in accordance with Sections 409A and 422 of the Code.
2.22.“Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.
2.23.“Non-Employee Director” means a Director of the Board who is not an Employee of the Company.
2.24.“Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.
2.25.“Option” means a Nonqualified Stock Option or an Incentive Stock Option.
2.26.“Option Price” means the price at which a Share may be purchased pursuant to an Option.

B-4 / JELD-WEN PROXY STATEMENT 2026
2.27.“Parent” means any corporation which is a “parent corporation” (within the meaning of Section 424(e) of the
Code) with respect to the Company.
2.28.“Participant” means an Eligible Individual to whom an Award has been granted under the Plan.
2.29.“Performance Awards” means Performance Share Awards, Performance Unit Awards or any other Awards designated as Performance Awards under Section 9 herein.
2.30.“Performance Cycle” means the time period specified by the Committee during which the performance of the
Company, a Subsidiary or a Division will be measured.
2.31.“Performance Objectives” mean one or more performance factors or criteria which may be established by the Committee with respect to an Award.  Performance Objectives may be based on such corporate, business unit, Subsidiary,
Division, individual and/or other performance factors or criteria, whether objective or subjective, as the Committee in its discretion may deem appropriate.  Performance Objectives may be absolute or relative (for instance, to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.
2.32.“Performance Share Units” means Performance Share Units granted to an Eligible Individual under Section
9.
2.33.“Performance Units” means Performance Units granted to an Eligible Individual under Section 9.
2.34.“Person” (as a defined term) shall have the meaning ascribed to such term in Section 3(a)(9) of the
Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act.
2.35.“Plan” means this JELD-WEN Holding, Inc. 2026 Omnibus Equity Plan, as amended and/or restated from time to time.
2.36.“Plan Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 15 hereof.
2.37.“Prior Plan” means the JELD-WEN Holding, Inc. 2017 Omnibus Equity Plan (As Amended and Restated
Effective April 24, 2025), and as it may be further amended and/or restated.
2.38.“Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.
2.39.“Restricted Stock Units” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares.
2.40.“Section 409A” means Section 409A of the Code, and all regulations, guidance, and other interpretative authority issued thereunder.
2.41.“Securities Act” means the Securities Act of 1933, as amended.
2.42.“Share Award” means an Award of Shares granted pursuant to Section 10.
2.43.“Shares” means the common stock, par value $0.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged, or any successor securities thereto.
2.44.“Stock Appreciation Right” or “SAR” means a right to receive all or some portion of the increase, if any, in the value of the Shares as provided in Section 6 herein.
2.45.“Subsidiary” means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company and (b) in relation to the eligibility to receive Awards other than Incentive Stock Options and continued employment or the provision of services for purposes of
Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least twenty-five percent (25%) of the outstanding equity or other ownership interests.

B-5 / JELD-WEN PROXY STATEMENT 2026
2.46.“Ten-Percent Shareholder” means an Employee who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.
2.47.“Termination”, “Terminated” or “Terminates” shall mean (a) with respect to a Participant who is an Employee, the date such Participant ceases to be employed by the Company and its Subsidiaries, (b) with respect to a Participant who is a Consultant, the date such Participant ceases to provide services to the Company and its Subsidiaries or (c) with respect to a
Participant who is a Director, the date such Participant ceases to be a Director, in each case, for any reason whatsoever
(including but not limited to by reason of death, Disability or adjudicated incompetency).  Unless otherwise set forth in an
Award Agreement, (i) if a Participant is both an Employee and a Director and terminates as an Employee but remains as a
Director, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have
Terminated upon ceasing to be a Director and (ii) if a Participant who is an Employee or a Director ceases to provide services in such capacity and becomes a Consultant, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have Terminated upon ceasing to be a Consultant.
3.Administration.
3.1.Committee.  The Plan shall be administered by a Committee appointed by the Board.  The Committee shall consist of at least two (2) Directors of the Board and may consist of the entire Board; provided, however, that if the Committee consists of less than the entire Board, then, with respect to any Award granted to an Eligible Individual who is subject to
Section 16 of the Exchange Act, the Committee shall consist only of “non-employee directors” as defined under Rule 16b-3 of the Exchange Act.  For purposes of the preceding sentence, if one or more members of the Committee is not a “non-employee director” as defined under Rule 16b-3 but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.  The acts of a majority of the total membership of the Committee at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee.  All decisions and determinations by the Committee in the exercise of its powers hereunder shall be final, binding and conclusive upon the Company, its Subsidiaries and Affiliates, the Participants and all other persons claiming any interest therein.
3.2.Board Reservation and Delegation.
(a)The Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder.  To the extent the Board has reserved to itself or exercises any or all of the authority and responsibility of the Committee, the Board shall be deemed to be acting as the Committee for purposes of the Plan and references to the Committee in the Plan shall include the Board.
(b)Notwithstanding the other provisions of Section 3, the Board may delegate to one or more officers of the Company the authority, within specified parameters, to grant Awards to Eligible Individuals, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 3.3 with respect to such
Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Board); provided, however, that, if and to the extent required by Section 16 of the Exchange Act, the
Participant, at the time of said grant or other determination, is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act.  To the extent that the Board has delegated authority to grant
Awards pursuant to this Section 3.2(b) to an officer(s), references to the “Committee” shall include references to such officer(s), subject, however, to the requirements of the Plan, Rule 16b-3 and other Applicable Law.
3.3.Committee Powers.  Subject to the terms and conditions of the Plan, the Committee shall have all of the powers necessary to enable it to carry out its duties under the Plan, including, without limitation, the power from time to time to:
(a)Determine those Eligible Individuals to whom Awards shall be granted under the Plan and determine the number or value of Shares (or other consideration) in respect of which each Award is granted, prescribe the terms and conditions (which need not be identical) of each such Award, including but not limited to, in the case of Options, the Option Price per Share and the duration of the Option and in the case of Stock Appreciation
Rights, the Base Price per Share and the duration of the Stock Appreciation Right, accelerate the vesting or lapsing of restrictions of any Award in the event of death or Disability or in the event of a Change in Control or Corporate
Transaction as otherwise provided in the Plan or an Award Agreement and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;
(b)Construe and interpret the Plan, Award Agreements and the Awards granted hereunder, establish, amend and revoke rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan, including, but not limited to, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem necessary or

B-6 / JELD-WEN PROXY STATEMENT 2026
advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other Applicable Law, and otherwise make the Plan fully effective;
(c)Permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of
Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to
Restricted Stock Units and Performance Awards, or the satisfaction of any requirements or objectives with respect to such Awards; provided that if any such deferral election is permitted or required, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals, which rules and procedures shall comply with  Section
409A; and provided further that the deferral of Option and Stock Appreciation Right gains is prohibited;
(d)Determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a Termination for purposes of the Plan;
(e)Cancel, with the consent of the Participant, outstanding Awards or as otherwise permitted under the terms of the Plan (including but not limited to the restrictions stated in Section 3.7 herein);
(f)Exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;
and
(g)Generally exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.
3.4.Non-Uniform Determinations.  The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the
Eligible Individuals to receive Awards under the Plan and the terms and provision of Awards under the Plan.  The Company has no obligation to notify a Participant of the expiration or pending expiration of an Award.
3.5.Non-U.S. Employees.  Notwithstanding anything herein to the contrary, with respect to Participants working outside the United States, the Committee may establish subplans, determine the terms and conditions of Awards, and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States.
3.6.Indemnification.  No member of the Board or the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan, an Award or any action hereunder.  The Company hereby agrees to indemnify each member of the Committee and the Board for all costs and expenses and, to the extent permitted by Applicable Law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.
3.7.No Repricing of Options or Stock Appreciation Rights.  The Committee shall have no authority to (i) make any adjustment (other than in connection with an Adjustment Event, a Corporate Transaction, a Change in Control or other similar transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the Option Price of an Option or
Base Price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants or other means, (ii) cancel for cash, equity awards, Shares or other consideration any Option whose
Option Price is greater than the then Fair Market Value of a Share or Stock Appreciation Right whose Base Price is greater than the then Fair Market Value of a Share; or (iii) take other action with respect to Options or Stock Appreciation Rights that would be treated as a repricing under the rules of the principal stock exchange rules on which the Shares are listed unless, in each such case, the Company's stockholders shall have approved such adjustment, amendment or cancellation.
3.8.Effect of Certain Events.  The Committee may adjust or modify Performance Objectives or other performance factors or criteria or other terms or conditions of Awards due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Committee. By way of example but not limitation, the Committee may provide with respect to any Award that any evaluation of performance shall exclude or otherwise adjust for any specified circumstance or event that occurs during a performance period, including circumstances or events such as the following: (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the
Performance Cycle; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance
Cycle that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the

B-7 / JELD-WEN PROXY STATEMENT 2026
direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv)
the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation;
(v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year;
(vi) unbudgeted currency/foreign exchange impacts; (vii) asset impairments; (viii) large severance/restructuring costs; (ix)
pension settlements; (x) extraordinary nonrecurring items as described in then-current accounting principles; (xi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q; (xii) a change in the Company’s fiscal year; and/or (xiii) any other specific unusual or infrequent events.  The events may relate to the Company as a whole or to any part of the Company's business or operations, as determined by the Committee.  Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.
4.Stock Subject to the Plan: Grant Limitations; Minimum Vesting.
4.1.Aggregate Number of Shares Authorized for Issuance.  Subject to any adjustment as provided in the Plan, the maximum number of Shares that may be issued pursuant to Awards granted under the Plan shall not exceed 3,000,000
Shares, all of which may be granted pursuant to Incentive Stock Options.  The Shares to be issued under the Plan may be, in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Company and held by it as treasury shares.  The Company hereby reserves sufficient authorized Shares to meet the grant of Awards hereunder.
If the Plan is approved by the Company’s stockholders, no further awards shall be granted under the Prior Plan on or after the
Effective Date, although Prior Plan awards that are outstanding as of such date shall continue in accordance with their terms.
4.2.Individual Participant Limits.  The aggregate number of Shares that may be issued pursuant to Awards granted under the Plan in any calendar year may not exceed 2,000,000 Shares in the case of an Eligible Individual who is an
Employee or Consultant (subject to adjustment as provided in the Plan).  With respect to Non-Employee Directors, in any calendar year, the maximum number of Shares subject to Awards granted during any such calendar year to any such Non-
Employee Director, taken together with the amount of any cash fees paid and cash-denominated Awards granted during such calendar year to such Non-Employee Director in respect of service as a member of the Board, shall not exceed $900,000 in total value (calculating the value of any such Awards settled in Shares based on the Fair Market Value per Share on the grant date of such an Award, and subject to adjustment as provided in the Plan).
4.3.Calculating Shares Available.  Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. The following provisions shall apply with respect to the share limitations of Section 4.1:
(a)For purposes of determining the number of Shares to be counted against the maximum share limit set forth in Section 4.1, each Share subject to an Award shall be counted against the limit as one (1) share.
(b)To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
(c)Awards settled in cash shall not be counted against the share limitations stated in Section 4.1 herein.
(d)Dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 4.1.
(e)To the extent that the full number of Shares subject to an Award other than an Option or Stock
Appreciation Right is not issued for any reason (and except as otherwise provided in Section 4.3(f) herein), including by reason of failure to achieve maximum performance factors or criteria, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.
(f)Notwithstanding the foregoing provisions of Section 4.3, the following Shares may not again be made available for issuance as Awards under the Plan:  (i) Shares withheld from an Award or delivered by a
Participant to satisfy tax withholding requirements for an Award; (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Award; (iii) Shares withheld or delivered to pay the Option Price of an Option or to satisfy the Base Price of a Stock Appreciation Right; and (iv) Shares repurchased on the open market with the proceeds of the Option Price of an Option.

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(g)Further, (i) Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan, and (ii) available Shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of Shares available under the Plan, subject, in the case of both (i) and (ii) herein, to applicable stock exchange listing requirements.
4.4.Vesting. The Committee shall determine and set forth in the applicable Award Agreement the time or times at which, and/or the conditions required for, an Award to vest, be earned, become exercisable and/or have restrictions lapse.
Notwithstanding the provisions of Section 3.3, Awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year (with no installment vesting during such first year); provided, however, that (i) the Committee may provide for the acceleration of vesting and/or exercisability of any Award in its discretion
(A) in cases of death or Disability or (B) to the extent provided under the Plan or an Award Agreement in the event of a Change in Control or a Corporate Transaction; (ii) the Committee may provide for the grant of an Award to any Participant without a minimum vesting period or with a shorter minimum vesting period, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 4.1 herein, upon such terms and conditions as the Committee shall determine; and (iii) the Committee also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions or Awards that are granted in exchange for foregone cash compensation.  In the Committee’s discretion, Awards may be subject to a minimum vesting period of more than one year.
5.Stock Options.
5.1.Authority of Committee.  The Committee may grant Options to Eligible Individuals in accordance with the
Plan, the terms and conditions of the grant of which shall be set forth in an Award Agreement.  Incentive Stock Options may be granted only to Eligible Individuals who are Employees of the Company or any of its Subsidiaries on the date the Incentive
Stock Option is granted.  Options shall be subject to the following terms and provisions:
5.2.Option Price.  The Option Price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the exercise price per Share under each Option shall not be less than the greater of (i) the par value of a Share and (ii) 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a
Ten-Percent Shareholder).  Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to one hundred percent (100%) of the Fair Market
Value per Share on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Section 409A and/or Section 424(a) of the Code.
5.3.Maximum Duration; Post-Termination Exercise.  Options granted hereunder shall be for such term as the
Committee shall determine; provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10)
years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder)
and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted.  The
Committee shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company, a Subsidiary or an Affiliate; provided, however, that
(i) unless the Committee provides otherwise, an Option may, upon the death or Disability of the Participant prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Participant's death or Disability (but in no event beyond the date on which the Option otherwise would expire by its terms), and (ii) if, at the time an Option (other than an
Incentive Stock Option) would otherwise expire at the end of its term, the exercise of the Option is prohibited by Applicable
Law or the Company's insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies (subject to any Code Section 409A considerations).  The Committee may, subsequent to the granting of any Option
(and subject to any Section 409A considerations), extend the period within which the Option may be exercised (including following a Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Option could have been exercised and the 10th anniversary of the date of grant of the Option, except as otherwise provided herein in this Section 5.3.
5.4.Vesting.  Subject to Plan terms, to the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.
5.5.Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in

B-9 / JELD-WEN PROXY STATEMENT 2026
either case determined without regard to this Section 5.5) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options.  In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by Applicable Law,
Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.
5.6.Method of Exercise.  The exercise of an Option shall be made only by giving notice in the form and to the person designated by the Company, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted.  The Option Price for any Shares purchased pursuant to the exercise of an Option shall be paid in any of, or any combination of, the following forms: (a) cash or its equivalent (e.g., a check) or (b) if permitted by the Committee, the transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for such time period, if any, as may be determined by the Committee prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) in the form of other property as determined by the Committee.  In addition, the Committee may provide for (i) the payment of the Option Price through Share withholding as a result of which the number of Shares issued upon exercise of an Option would be reduced by a number of Shares having a Fair Market Value equal to the
Option Price and (ii) an Option may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee.  No fractional Shares (or cash in lieu thereof)
shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded down to the nearest number of whole Shares.
5.7.Rights of Participants.  No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised with respect to such Shares pursuant to the terms of the applicable Award Agreement, (ii) the Company shall have issued and delivered Shares (whether or not certificated) to the Participant, a securities broker acting on behalf of the Participant or such other nominee of the Participant and (iii) the Participant's name, or the name of his or her broker or other nominee, shall have been entered as a stockholder of record on the books of the Company.  Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement.
5.8.Effect of Change in Control.  Any specific terms applicable to an Option in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement.
6.Stock Appreciation Rights
6.1.Grant.  The Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the
Plan, the terms and conditions of which shall be set forth in an Award Agreement.  A Stock Appreciation Right may be granted
(i) at any time if unrelated to an Option or (ii) if related to an Option, either at the time of grant or, with respect to Nonqualified
Stock Options, at any time thereafter during the term of the Option.  Awards of Stock Appreciation Rights shall be subject to the following terms and provisions.
6.2.Terms; Duration; Post-Termination Exercise.  Stock Appreciation Rights shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years.  The Committee shall determine the extent, if any, to which a Participant may have the right to exercise a Stock Appreciation Right following termination of the Participant’s employment or service with the Company, a
Subsidiary or an Affiliate; provided, however, that (i) unless the Committee provides otherwise, a Stock Appreciation Right may, upon the death or Disability of the Participant prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Participant's death or Disability (but in no event beyond the date on which the Stock Appreciation Right otherwise would expire by its terms) and (ii) if, at the time a Stock Appreciation Right would otherwise expire at the end of its term, the exercise of the Stock Appreciation Right is prohibited by Applicable Law or the Company's insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies (subject to any Code Section 409A considerations).  The Committee may, subsequent to the granting of any Stock Appreciation Right (and subject to any Section
409A considerations), extend the period within which the Stock Appreciation Right may be exercised (including following a
Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the
Stock Appreciation Right could have been exercised and the 10th anniversary of the date of grant of the Stock Appreciation
Right, except as otherwise provided herein in this Section 6.2.
6.3.Vesting.  Subject to the terms of the Plan and an Award Agreement, to the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Stock Appreciation Right expires.

B-10 / JELD-WEN PROXY STATEMENT 2026
6.4.Amount Payable; Base Price.  Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock
Appreciation Right was granted (the “Base Price”) by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised (the “SAR Payment Amount”).  Notwithstanding the foregoing, the Committee may, subject to any Section
409A considerations, limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted. For clarity, the Base Price of a
Stock Appreciation Right shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Stock Appreciation Right. Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed Stock Appreciation Rights of an acquired entity with a Base Price per share not equal to at least one hundred percent (100%) of the Fair Market Value per Share on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Section 409A and/or Section 424(a) of the Code.
6.5.Method of Exercise.  Stock Appreciation Rights shall be exercised by a Participant by giving notice in the form and to the person designated by the Company, specifying the number of Shares with respect to which the Stock
Appreciation Right is being exercised and complying with such other terms and conditions as may be determined by the
Committee.
6.6.Form of Payment.  Payment of the SAR Payment Amount may be made in the discretion of the Committee solely in whole Shares having an aggregate Fair Market Value equal to the SAR Payment Amount, solely in cash or in a combination of cash and Shares.  If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment shall be rounded down to the nearest whole Share.
6.7.Effect of Change in Control.  Any specific terms applicable to a Stock Appreciation Right in the event of a
Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement.
7.Dividends and Dividend Equivalent Rights
The Committee may, in its sole discretion, provide that Awards other than Options and Stock Appreciation Rights earn dividends or Dividend Equivalent Rights, provided, however, that dividends and Dividend Equivalent Rights (whether paid in cash or Shares), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying
Award (or relevant portion thereof) has vested and/or been earned and such dividends and Dividend Equivalent Rights shall be forfeited to the extent that the underlying Award is forfeited.  Any crediting of dividends or Dividend Equivalent Rights may be subject to such additional restrictions and conditions as the Committee may establish, including reinvestment in additional
Shares or share equivalents.  Notwithstanding the other provisions herein, any dividends or Dividend Equivalent Rights related to an Award shall be structured in a manner so as to avoid causing the Award and related Dividend Equivalent Rights to be subject to Section 409A or shall otherwise be structured so that the Award and dividends or Dividend Equivalent Rights are in compliance with Section 409A.
8.Restricted Stock and Restricted Stock Units
8.1.Restricted Stock.  The Committee may grant Awards of Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement.  Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Share certificates.
With respect to Shares in a book entry account in a Participant's name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, administrator or the Company's corporate secretary as determined by the
Committee in its sole discretion.  Awards of Restricted Stock shall be subject to the following terms and provisions:
(a)Rights of Participant.  Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted (and in a manner intended to be compliant with or exempt from Section 409A), provided that the Participant has executed an Award
Agreement evidencing the Award (which, in the case of an electronically distributed Award Agreement, shall be deemed to have been executed by an acknowledgement of receipt or in such other manner as the Committee may prescribe) and any other documents which the Committee may require as a condition to the issuance of such Shares.
At the discretion of the Committee, Shares issued in connection with an Award of Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee.  Unless the Committee determines otherwise and as set forth in the Award Agreement, upon the issuance of the Shares, the Participant shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and, subject to and in accordance with the vesting and forfeiture provisions contained in Section 7, the provisions of Section 8.1(d) herein

B-11 / JELD-WEN PROXY STATEMENT 2026
and the terms of any Award Agreement, to receive dividends or other distributions paid or made with respect to the
Shares.
(b)Terms and Conditions.  Each Award Agreement shall specify the number of Shares of Restricted
Stock to which it relates, the conditions which must be satisfied in order for the restrictions on transferability set forth in this Section 8.1(b) to lapse, and the circumstances under which the Award will be forfeited.  During such vesting period as may be set by the Committee in the Award Agreement, the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Shares of Restricted Stock awarded under the Plan except for transfers for no consideration by will or the laws of descent and distribution.  The Committee may also impose such other restrictions and conditions, including the attainment of Performance Objectives or other corporate, individual or other performance goals, on Restricted Stock as it determines in its sole discretion.  Any attempt to dispose of any
Restricted Stock in contravention of any such restrictions shall be null and void and without effect.
(c)Delivery of Shares.  Upon the lapse of the restrictions on Shares of Restricted Stock, the
Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares of Restricted Stock, free of all restrictions hereunder.
(d)Treatment of Dividends.  The payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Participant until such time and shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividends are payable.  The Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash.  Payment of deferred dividends in respect of Shares of
Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.
(e)Effect of Change in Control.  Any specific terms applicable to Restricted Stock in the event of a
Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement.
8.2.Restricted Stock Unit Awards.  The Committee may grant Awards of Restricted Stock Units to Eligible
Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement.
(a)Terms and Conditions. Each Award Agreement related to a Restricted Stock Unit Award shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. For clarity, the
Committee may if it so determines also impose such other restrictions and conditions, including the attainment of
Performance Objectives or other corporate, individual or other performance goals, on Restricted Stock Unit Awards.
(b)Payment of Awards.  Each Restricted Stock Unit shall represent the right of the Participant to receive one Share, together, unless the Committee determines otherwise (and subject to the provisions of Section 7 herein), with such dividends as may have accrued with respect to such Share from the time of the grant of the Award until the time of vesting, upon vesting of the Restricted Stock Unit or on any later date specified by the Committee, subject to a Participant’s deferral election, if any, and any applicable Section 409A considerations; provided, however, that the Committee may provide for the settlement of Restricted Stock Units in cash equal to the Fair Market Value of the Shares that would otherwise be delivered to the Participant (determined as of the date of the Shares would have been delivered), or a combination of cash and Shares.  The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit.
(c)Effect of Change in Control.  Any specific terms applicable to Restricted Stock Units in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement.
9.Performance Awards
9.1.Performance Share Units.  The Committee may grant Performance Share Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. A Performance Share
Unit means an Award granted under Section 9, in an amount determined by the Committee and specified in an Award
Agreement, stated with reference to a specified number of Shares, that entitles the holder to receive Shares, a cash payment or a combination of Shares and cash (as determined by the Committee), subject to the terms of the Plan and the terms and conditions established by the Committee. For clarity, Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting and other

B-12 / JELD-WEN PROXY STATEMENT 2026
conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 9.1(a)
and (b) of the Fair Market Value of a Share on the date the Performance Share Unit becomes vested or any other date specified by the Committee, subject to a Participant’s deferral election, if any (and further subject to any Section 409A considerations). The Committee may specify a maximum amount payable in respect of a vested Performance Share Unit.
(a)Terms and Conditions: Vesting and Forfeiture.  Each Award Agreement shall specify the number of
Performance Share Units to which the Award relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Share Units to vest and the Performance Cycle within which such Performance
Objectives must be satisfied and the circumstances under which the Award will be forfeited.
(b)Payment of Awards.  Subject to Section 9.1(c), payment to Participants in respect of vested
Performance Share Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested, provided that payment shall be made in a manner intended to be compliant with or exempt from Section
409A.  Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash or in such combination of Shares and cash as the Committee in its discretion shall determine.
(c)Determination of Performance.  In respect of a Performance Share Unit, the Committee may, in its
sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 9.  The Committee may exercise such discretion in a non-uniform manner among Participants.
(d)Effect of Change in Control.  Any specific terms applicable to a Performance Share Award in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award
Agreement, employment agreement or similar agreement, plan or arrangement.
9.2.Performance Units.  The Committee may grant Awards of Performance Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement.  A Performance Unit means an Award granted under Section 9, in an amount (which may be denominated in a cash amount) determined by the
Committee and specified in an Award Agreement, that entitles the holder to receive Shares, a cash payment or a combination of Shares and cash (as determined by the Committee), subject to the terms of the Plan and the terms and conditions established by the Committee, and contingent upon the attainment of specified Performance Objectives within the
Performance Cycle and such other vesting and other conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle). Performance Units represent the right to receive payment as provided in Sections 9.2(a) and (b) of the Fair Market Value of a Share on the date the Performance Unit becomes vested or any other date specified by the Committee, subject to a Participant’s deferral election, if any (and further subject to any Section 409A considerations).  The Committee may specify a maximum amount payable in respect of a vested Performance Unit.
(a)Terms and Conditions: Vesting and Forfeiture.  Each Award Agreement shall specify the number of
Performance Units to which the Award relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Unit Award to vest and the Performance Cycle within which such Performance
Objectives must be satisfied and the circumstances under which the Award will be forfeited.
(b)Payment of Awards.  Subject to Section 9.2(c), payment to Participants in respect of vested
Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such
Award relates or at such other time or times as the Committee may determine that the Award has become vested, provided that payment shall be made in a manner intended to be compliant with or exempt from Section 409A.  Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash or in such combination of
Shares and cash as the Committee in its discretion shall determine.
(c)Determination of Performance.  In respect of a Performance Unit Award, the Committee may, in its
sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 9.  The Committee may exercise such discretion in a non-uniform manner among Participants.

B-13 / JELD-WEN PROXY STATEMENT 2026
(d)Effect of Change in Control.  Any specific terms applicable to a Performance Unit Award in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award
Agreement, employment agreement or similar agreement, plan or arrangement.
10.Share Awards
The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion (including but not limited to the provisions of Section 4.4).  Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.  Any dividend payable in respect of a Share Award shall be subject to vesting, restrictions and risk of forfeiture to the same extent as the Share Award with respect to which such dividends are payable.
11.Effect of Termination of Employment: Transferability
11.1.Termination.  The Award Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon Termination, which shall be as the Committee may, in its discretion, determine at the time the Award is granted or at any time thereafter.  Except as may otherwise be provided in the Plan, an Award Agreement or determined by the Committee, all rights of a Participant with respect to an Award shall terminate upon the termination of the
Participant’s employment or service.
11.2.Transferability of Awards and Shares.
(a)Non-Transferability of Awards. Incentive Stock Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession or, in the Committee’s discretion, such transfers for no consideration as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c).  Awards other than Incentive Stock Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, except for transfers for no consideration if and to the extent permitted by the Committee in a manner consistent with the registration provisions of the
Securities Act.  Except as may be permitted by the preceding, an Option or Stock Appreciation Right shall be exercisable during the Participant’s lifetime only by him or her or by his or her guardian or legal representative.  The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
(b)Restrictions on Shares and Other Benefits.  The Committee may impose such restrictions on any
Shares acquired by or other benefits provided to a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, restrictions under the requirements of any stock exchange or market upon which such Shares are then listed or traded and restrictions under any blue sky or state securities laws applicable to such Shares.
(c)Transfers By Will or by Laws of Descent or Distribution.  Any Award may be transferred for no consideration by will or by the laws of descent or distribution; provided, however, that (i) any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Agreement; and (ii)
the Participant's estate or beneficiary appointed in accordance with this Section 11.2(c) will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority.
(d)Beneficiary Designation.  To the extent permitted by Applicable Law, the Company may from time to time permit each Participant to name one or more individuals (each, a “Beneficiary”) to whom any benefit under the
Plan is to be paid or who may exercise any rights of the Participant under any Award granted under the Plan in the event of the Participant's death before he or she receives any or all of such benefit or exercises such Award.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the
Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.  In the absence of any such designation or if any such designation is not effective under Applicable Law as determined by the Committee, benefits under Awards remaining unpaid at the Participant's death and rights to be exercised following the Participant's death shall be paid to or exercised by the Participant's estate.
12.Adjustment upon Changes in Capitalization.
12.1.In the event that (a) the outstanding Shares are changed into or exchanged for a different number or kind of
Shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution or other similar corporate event or transaction or (b) there is an extraordinary dividend or distribution by the

B-14 / JELD-WEN PROXY STATEMENT 2026
Company in respect of its Shares or other capital stock or securities convertible into capital stock in cash, securities or other property (any event described in (a) or (b), an “Adjustment Event”), the Committee shall determine the appropriate adjustments to (i) the maximum number and kind of Shares of stock or other securities or other equity interests as to which Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the number and kind of Shares or other securities covered by any or all outstanding
Awards that have been granted under the Plan, (iv) the Option Price of outstanding Options and the Base Price of outstanding
Stock Appreciation Rights, and (v) the Performance Objectives applicable to outstanding Performance Awards (or other
Awards, if applicable).
12.2.To the extent practicable, any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in a manner intended not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections
422 and 424 of the Code and (b) with respect to any Award that is not subject to Section 409A, in a manner intended not to subject the Award to Section 409A and, with respect to any Award that is subject to Section 409A, in a manner intended to comply with Section 409A.
12.3.If, by reason of an Adjustment Event, pursuant to an Award, a Participant shall be entitled to, or shall be entitled to exercise an Award with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award prior to such Adjustment Event, as may be adjusted in connection with such Adjustment Event in accordance with this Section 12.
13.Effect of Corporate Transaction
13.1.Except as otherwise provided in the applicable Award Agreement, in connection with a Corporate
Transaction, either:
(a)Outstanding Awards shall, unless otherwise provided in connection with the Corporate Transaction, continue following the Corporate Transaction and shall be adjusted if and as provided for in the agreement or plan (in the case of a liquidation or dissolution) entered into or adopted in connection with the Corporate Transaction (the
“Transaction Agreement”) or as may be determined by the Committee, which may include, in the sole discretion of the
Committee or the parties to the Corporate Transaction, the assumption or continuation of such Awards by, or the substitution for such Awards of new awards of, the surviving, successor or resulting entity, or a parent or subsidiary thereof, with such adjustments as to the number and kind of shares or other securities or property subject to such new awards, exercise prices, vesting and other terms of such new awards as the Committee or the parties to the
Corporate Transaction shall agree, or
(b)Outstanding Awards shall terminate upon the consummation of the Corporate Transaction;
provided, however, that vested Awards shall not be terminated without:
(i)In the case of vested Options and Stock Appreciation Rights (including those Options and
Stock Appreciation Rights that would become vested upon the consummation of the Corporate Transaction),
(1) providing the holders of affected Options and Stock Appreciation Rights a period of at least fifteen (15)
calendar days prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights, or (2) providing the holders of affected Options and Stock Appreciation
Rights payment (in cash or other consideration upon or immediately following the consummation of the
Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each
Share covered by the Option or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the Option Price of the
Option or the Base Price of the Stock Appreciation Rights, or
(ii)In the case of vested Awards other than Options or Stock Appreciation Rights (including those Awards that would become vested upon the consummation of the Corporate Transaction), providing the holders of affected Awards payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the Award being cancelled of the per Share price to be paid or distributed to stockholders in the Corporate Transaction, in each case with the value of any non-cash consideration to be determined by the Committee in good faith.
(c)For the avoidance of doubt, if the amount determined pursuant to clause (b)(i)(2) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor.

B-15 / JELD-WEN PROXY STATEMENT 2026
13.2.Without limiting the generality of the foregoing provisions of Section 13.1 or being construed as requiring any such action, in connection with any such Corporate Transaction, the Committee may, in its sole and absolute discretion, cause any of the following actions to be taken effective upon or at any time prior to any Corporate Transaction (and any such action may be made contingent upon the occurrence of the Corporate Transaction):
(a)Cause any or all unvested Options and Stock Appreciation Rights to become fully vested and immediately exercisable (as applicable) and/or provide the holders of such Options and Stock Appreciation Rights a reasonable period of time prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights;
(b)With respect to unvested Options and Stock Appreciation Rights that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Option or Stock Appreciation Right being terminated in an amount equal to all or a portion of the excess, if any, of the per Share price to be paid or distributed to stockholders in the Corporate
Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the exercise price of the Option or the Base Price of the Stock Appreciation Right, which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the
Corporate Transaction or, to the extent permitted by Section 409A, at such other time or times as the Committee may determine;
(c)With respect to unvested Awards (other than Options or Stock Appreciation Rights) that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Award being terminated in an amount equal to all or a portion of the per Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith), which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the
Corporate Transaction or, to the extent permitted by Section 409A, at such other time or times as the Committee may determine.
(d)For the avoidance of doubt, if the amount determined pursuant to clause (b) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor.
13.3.Notwithstanding anything to the contrary in this Plan or any Agreement,
(a)The Committee may, in its sole discretion, provide in the Transaction Agreement or otherwise for different treatment for different Awards or Awards held by different Participants and, where alternative treatment is available for a Participant's Awards, may allow the Participant to choose which treatment shall apply to such
Participant's Awards;
(b)Any action permitted under this Section 13 may be taken without the need for the consent of any
Participant.  To the extent a Corporate Transaction also constitutes an Adjustment Event and action is taken pursuant to this Section 13 with respect to an outstanding Award, such action shall conclusively determine the treatment of such Award in connection with such Corporate Transaction notwithstanding any provision of the Plan to the contrary
(including Section 12).
(c)To the extent the Committee chooses to make payments to affected Participants pursuant to
Section 13.1(b)(i)(2) or (ii) or Section 13.2(b) or (c) above, any Participant who has not returned any letter of transmittal or similar acknowledgment that the Committee requires be signed in connection with such payment within the time period established by the Committee for returning any such letter or similar acknowledgement shall forfeit his or her right to any payment and his or her associated Awards may be cancelled without any payment therefor.
14.Interpretation.
14.1.Section 16 Compliance. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange
Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith.  Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the
Plan.
14.2.Compliance with Section 409A.
(a)All Awards granted under the Plan are intended either not to be subject to Section 409A or, if subject to Section 409A, to be administered, operated and construed in compliance with Section 409A.

B-16 / JELD-WEN PROXY STATEMENT 2026
Notwithstanding this or any other provision of the Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause the Plan or any Award granted hereunder to comply with Section 409A and all regulations and other guidance issued thereunder or to not be subject to Section 409A.  Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan.
(b)The Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with Section 409A.  If the Committee determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(I) of the Code, and to the extent an
Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement.  Notwithstanding anything to the contrary in the Plan, if the Shares are publicly traded, and if a
Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee”
for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant's “separation from service” (as defined in Section
409A without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.  Each payment provided to any Participant in connection with an Award granted hereunder shall be considered a separate payment for purposes of Section 409A.
(c)With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A, Termination shall mean a separation from service within the meaning of Section 409A.  A Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Committee determines otherwise.
(d)For clarity, and without in any way limiting the effect of any of the foregoing, in the event that
Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award
Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable.  Neither the Company, its Subsidiaries or other Affiliates, the Board, the Committee nor its or their designees or agents makes any representations that the payments or benefits provided under the Plan or an Award Agreement will comply with Section 409A, and in no event will the Company, its
Subsidiaries or other Affiliates, the Board, the Committee nor its or their designees or agents be liable for any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant (or any person claiming through him or her) on account of non-compliance with Section 409A or have any obligation to take any action to prevent the assessment of any additional tax or penalty.
15.Term; Plan Termination and Amendment of the Plan; Modification of Awards.
15.1.Term.  The Plan shall terminate on the Plan Termination Date and no Award shall be granted after that date.
The applicable terms of the Plan and any terms and conditions applicable to Awards granted prior to the Plan Termination Date shall survive the termination of the Plan and continue to apply to such Awards.
15.2.Plan Amendment or Plan Termination.  The Board may earlier terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required under Applicable Law or pursuant to Section 3.7 herein.
15.3.Modification of Awards.  The Committee may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as provided in Section 15.4 herein), such amendment, alteration, suspension or termination of an Award shall not, without the written consent of a Participant with respect to an outstanding
Award, materially and adversely affect the rights of the Participant with respect to the Award.
15.4.Amendments to Comply with Applicable Law.  Notwithstanding Section 15.2 and Section 15.3 herein, the following provisions shall apply:

B-17 / JELD-WEN PROXY STATEMENT 2026
(a)The Committee shall have unilateral authority to amend the Plan and any Award (without
Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Section 409A, Section 422 of the Code and federal securities laws).
(b)The Committee shall have unilateral authority to make adjustments to the terms and conditions of
Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the
Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.
16.Non-Exclusivity of the Plan.
The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.
17.Limitation of Liability.
As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:
(a)Give any person any right to be granted an Award other than at the sole discretion of the
Committee;
(b)Limit in any way the right of the Company or any of its Subsidiaries or Affiliates to terminate the employment of or the provision of services by any person at any time;
(c)Be evidence of any agreement or understanding, express or implied, that the Company will pay any person at any particular rate of compensation or for any particular period of time; or
(d)Be evidence of any agreement or understanding, express or implied, that the Company will employ or permit the service of any person at any particular rate of compensation or for any particular period of time.
18.Regulations and Other Approvals: Governing Law.
18.1.Governing Law.  Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.
18.2.Compliance with Law.
(a)The obligation of the Company to sell or deliver Shares or provide any other benefit with respect to
Awards granted under the Plan shall be subject to Applicable Law, including all applicable federal, state and foreign securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
(b)The Committee may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.
(c)Each grant of an Award and the issuance of Shares or other settlement of the Award is subject to compliance with all applicable federal, state and foreign law.  Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares or other benefits, no Awards shall be or shall be deemed to be granted or payment made or
Shares or other benefits  issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee.  A Participant or other person claiming through him or her in connection with an Award shall make such representations and agreements

B-18 / JELD-WEN PROXY STATEMENT 2026
and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements.
18.3.Transfers of Plan Acquired Shares.  Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder.  The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder.  The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.
19.Miscellaneous.
19.1.Award Agreements; Plan Controls.  Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed on behalf of the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Awards as the Committee may provide.  If required by the Committee, an Award
Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee may authorize any officer of the Company to execute any or all Award
Agreements on behalf of the Company. Unless the Committee determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award
Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.
19.2.Compliance with Forfeiture, Recoupment, Ownership and Other Policies or Agreements.  Notwithstanding
anything in the Plan or an Award Agreement to the contrary, the Committee may, at any time, in its discretion provide that an
Award, Shares, cash or other benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants or other conduct by the Participant that is determined by the Committee to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to participation in the Plan, each Participant shall be deemed to have agreed to comply with the Company’s clawback policy(ies), stock ownership guidelines and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under an Award Agreement, other agreement or arrangement and/or Applicable Law. By participating in the Plan, a Participant shall be deemed to have consented to the provisions of the Plan, including but not limited to this Section 19.2.
19.3.Multiple Agreements.  The terms of each Award may differ from other Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to or, subject to Section 3.7, in substitution for one or more Awards previously granted to that Eligible Individual.
19.4.Withholding of Taxes; Other Tax Matters.  The Company or any of its Subsidiaries may withhold from any payment of cash or Shares to a Participant or other person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or take any other action it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant, exercise, vesting or settlement of any Award under the Plan.
The Company or any of its Subsidiaries shall have the right to require the payment of any such taxes or to withhold from wages or other amounts otherwise payable to a Participant or other person, and require that the Participant or other person furnish all information deemed necessary by the Company or any of its Subsidiaries to meet any tax reporting obligation as a condition to exercise or before making any payment or the issuance or release of any Shares pursuant to an Award.  If the
Participant or other person shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by Applicable Law (including but not limited to Section 409A), have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or other person or to take such other action as may be necessary to satisfy such withholding obligations.  If specified in an Award Agreement at the time of grant or otherwise approved by the
Committee in its sole discretion, a Participant may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Shares then issuable to him or her or (iii) deliver Shares owned by the Participant (which are fully vested and

B-19 / JELD-WEN PROXY STATEMENT 2026
not subject to any pledge or other security interest) prior to the exercise, vesting or other settlement of an Award, in each case having an aggregate Fair Market Value equal to the withholding taxes.  To the extent that Shares are used to satisfy withholding obligations of a Participant pursuant to this Section 19.4, the number of Shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Committee in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Committee.  Participants are solely responsible and liable for the satisfaction of all federal, state, foreign and/or local taxes and penalties that may arise in connection with Awards (including but not limited to any income, employment or excise taxes and penalties arising under Section 409A or otherwise), and the
Company shall not have any obligation to indemnify, gross up or otherwise hold any Participant or any other person harmless from any or all of such taxes.  The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person, and the Company shall not be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.
19.5.Disposition of ISO Shares.  If a Participant makes a disposition, within the meaning of Section 424(c) of the
Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the
Company at its principal executive office and provide such additional information as the Company may require.
19.6.Plan Unfunded.  The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person.  Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to Shares or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate.  Nothing contained in the
Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

E-STOP

We're proud to be a leading global provider of windows, doors, wall systems and building products. You'll find our innovative solutions under the JELD-WEN name and in the product collections of our global family of industry-leading brands.

03/09/26

JELD-WEN HOLDING, INC. 2645 SILVER CRESCENT DRIVE CHARLOTTE, NC 28273, USA
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 21, 2026 for shares held directly and by 11:59 p.m.
Eastern Time on April 16, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/JELD2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern
Time on April 21, 2026 for shares held directly and by 11:59 p.m. Eastern Time on April 16,
2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY
11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V83318-P42819	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

JELD-WEN HOLDING, INC.					For ALL ☐	Withhold ALL ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:

1.	To elect ten Directors:

	Nominees:

	01)	William J. Christensen	06)	Cynthia G. Marshall
	02)	Antonella B. Franzen	07)	David G. Nord
	03)	Catherine A. Halligan	08)	Bruce M. Taten
	04)	Michael F. Hilton	09)	Roderick C. Wendt
	05)	Tracey I. Joubert	10)	Steven E. Wynne

The Board of Directors recommends you vote FOR proposal 2.									For	Against	Abstain

2.	To approve, by non-binding advisory vote, the compensation of our named executive officers.								☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.									For	Against	Abstain

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2026.								☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.									For	Against	Abstain
4.	To approve the 2026 Omnibus Equity Plan.								☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]					Date			Signature (Joint Owners)	Date
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —  — — —  — —
V83319-P42819
JELD-WEN HOLDING, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
JELD-WEN HOLDING, INC.
The undersigned hereby appoints James Hayes and Willie White as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this card, all the shares of JELD-WEN HOLDING, INC. (the “Company”) Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual
Meeting of Stockholders of the Company to be held on April 22, 2026 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.
THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS
PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1,
“FOR” PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO
SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.
(Continued and to be marked, dated and signed, on the other side)